UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Owlet, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Owlet, Inc.
2940 West Maple Loop Drive, Suite 203
Lehi, Utah 84048
September 10, 2025
Dear Fellow Stockholders:
I am pleased to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Owlet, Inc. (“Owlet”) on Wednesday, October 8, 2025 at 1:00 p.m. (Eastern Time). Our Annual Meeting will be completely virtual, and you will not be able to attend the Annual Meeting in person. We believe this format will provide a consistent experience for our stockholders and allows all stockholders with Internet connectivity to participate in the Annual Meeting regardless of location. Our Annual Meeting will be conducted via live webcast, and you can access the Annual Meeting at www.virtualshareholdermeeting.com/OWLT2025.
To attend and participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/OWLT2025 or follow the instructions provided by your bank or broker. Please be advised that only stockholders who held Owlet shares as of the close of business on August 25, 2025 are entitled to notice of and will be permitted to participate and vote at the Annual Meeting. Your proxy card or voting instruction form will include a 16-digit control number. Upon entering your control number online, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting.
Whether or not you plan to attend the Annual Meeting, we encourage you to vote. It is important that your shares be represented and voted at the Annual Meeting. Please promptly cast your vote by telephone or electronically via the Internet or by completing and returning your signed proxy card in the enclosed postage-paid envelope or to the address indicated on your proxy card or voting instruction form. Voting electronically, by telephone or by returning your proxy card does not deprive you of the right to attend the Annual Meeting virtually and vote your shares during the Annual Meeting for the business matters acted upon. Additional attendance, participation and voting information is included in the Proxy Statement and with your proxy materials.
As co-founder and Chief Executive Officer of Owlet, I am inspired by our customers and deeply committed to helping parents find joy and extra peace of mind in parenting through our industry-leading digital health infant monitoring platform. On behalf of the Board of Directors and management, we appreciate your continued support, confidence and investment in Owlet.

Kurt Workman
Co-Founder, Chief Executive Officer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Wednesday, October 8, 2025, at 1:00 p.m. (Eastern Time)
Virtual Meeting Only – No Physical Meeting Location
The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Owlet, Inc. (the “Company” or “Owlet”) will be held on Wednesday, October 8, 2025, at 1:00 p.m. (Eastern Time). The Annual Meeting will be completely virtual, and you will not be able to attend the Annual Meeting in person. The Annual Meeting will be conducted via live webcast at www.virtualshareholdermeeting.com/OWLT2025, and stockholders will be able to attend, vote and submit questions via the Internet during the webcast.
Items of Business
1.
Elect Zane M. Burke, John C. Kim and Melissa A. Gonzales as Class I directors to hold office until the Company’s 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.
Approve an amendment to the Owlet 2021 Incentive Award Plan, as amended (the “2021 Plan”) to increase the number of shares of Class A common stock, par value $0.0001 per share, of the Company (“Common Stock”) reserved for issuance under the 2021 Plan;

3.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025;
4.
Approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware;

5.	Approve, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of shares of Common Stock upon exchange of outstanding warrants as described herein;
6.
Approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2, 4 and/or 5; and

7.	Transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
Record Date
The record date for the Annual Meeting is August 25, 2025 (“Record Date”). Only holders of shares of Common Stock, Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (“Series A Preferred Stock”) and Series B Convertible Preferred Stock, par value $0.0001 per share, of the Company (“Series B Preferred Stock”) as of the close of business on the Record Date are entitled to notice of the Annual Meeting and to vote on all business transacted at the Annual Meeting or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to the Company at legal@owletcare.com, stating the purpose of the request and providing proof of ownership of Company stock.
Voting Your Proxy
Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of further solicitation. Stockholders are encouraged to attend, participate in and vote at the virtual Annual Meeting via the live webcast. Whether or not you plan to attend the virtual Annual Meeting, your vote is important. Please promptly complete and return your signed proxy card in the enclosed envelope or submit your proxy by telephone or via the Internet as described on your proxy card or voting instruction form. As described in the 2025 Proxy Statement (the “Proxy Statement”), you may also vote electronically at the virtual Annual Meeting if you attend and participate in the virtual Annual Meeting.

Annual Meeting Attendance and Participation
Please be advised that to attend and participate in the Annual Meeting, you must either visit www.virtualshareholdermeeting.com/OWLT2025 and enter the 16-digit control number (included on your proxy card) or follow the instructions provided by your bank or broker. Upon entering your control number, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must obtain a valid proxy from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting.
Please refer to the accompanying Proxy Statement for additional details and important information about the virtual Annual Meeting.
By Order of the Board of Directors:

Kurt Workman
Co-Founder, Chief Executive Officer and Director

September 10, 2025
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held on October 8, 2025: This Notice of Annual Meeting of Stockholders,
the 2025 Proxy Statement and the 2024 Annual Report to Stockholders are available free of charge at www.proxyvote.com.

i

ii

Owlet, Inc.
2940 West Maple Loop Drive, Suite 203
Lehi, Utah 84048
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
This 2025 proxy statement (the “Proxy Statement”) includes certain information about Owlet, Inc. (the “Company,” “Owlet,” “we,” “us” or “our”), and is being solicited by the Company’s Board of Directors (the “Board”), in connection with our 2025 Annual Meeting of Stockholders to be held virtually on Wednesday, October 8,, 2025, at 1:00 p.m. (Eastern Time) and any continuation, postponement or adjournment thereof (the “Annual Meeting”). You should read this Proxy Statement carefully before voting at the Annual Meeting. For more complete information regarding Owlet’s 2024 performance, you are encouraged to review the Company’s 2024 Annual Report to Stockholders (the “2024 Annual Report”) or our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”).
References in this Proxy Statement to “Old Owlet” refer to Owlet Baby Care Inc., and “2024,” “2023” and other years refer to the Company’s fiscal year for the respective period indicated. Websites referenced throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of, and is not incorporated by reference into, this Proxy Statement.
On or about September 10, 2025, this Proxy Statement and an accompanying proxy card will first be mailed to stockholders or made available to stockholders electronically via the Internet at www.proxyvote.com and on our Investor Relations website at www.investors.owletcare.com. Our website is not part of this Proxy Statement; references to our website address in this Proxy Statement are intended to be inactive textual references only.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Wednesday, October 8, 2025, at 1:00 p.m. (Eastern Time). The Annual Meeting will be a virtual meeting that will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OWLT2025 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on the August 25, 2025 record date (the “Record Date”).
Why is the Company holding a virtual meeting?
We want to use the latest technology to provide expanded access, improved communication and cost savings for the Company and our stockholders while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, we believe this format will provide a consistent experience to our stockholders, allows stockholders with Internet connectivity to participate in the Annual Meeting regardless of location and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I attend the Annual Meeting?
To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker or other nominee to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:00 p.m. (Eastern Time). We encourage you to access the meeting prior to the start time, and please refer to the proxy materials and visit www.virtualshareholdermeeting.com/OWLT2025 for additional information regarding online check-in times and procedures.
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OWLT2025. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OWLT2025.
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OWLT2025 on the day of the Annual Meeting.
•	Webcast starts at 1:00 p.m. (Eastern Time).
•	You will need your 16-digit control number to enter the Annual Meeting.
•	Stockholders may submit questions while attending the Annual Meeting via the Internet.
What am I being asked to vote on at the Annual Meeting?
You are being asked to vote on the following six proposals described in this Proxy Statement:

Proposal 1:
Elect Zane M. Burke, John C. Kim and Melissa A. Gonzales as Class I directors to hold office until the Company’s 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Proposal 2:
Approve an amendment to the Owlet 2021 Incentive Award Plan, as amended (the “2021 Plan”), to increase the number of shares of Class A common stock, par value $0.0001 per share, of the Company (“Common Stock”) reserved for issuance under the 2021 Plan (the “Plan Amendment Proposal”).

Proposal 3:	Ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2025.

Proposal 4:
Approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware.

Proposal 5:	Approve, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of shares of Common Stock upon exchange of outstanding warrants as described herein.

Proposal 6:
Approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2, 4 and/or 5.

Could other matters be decided at the Annual Meeting?
At the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, and you are a registered stockholder and have submitted a proxy card, the persons named in your proxy card (the “Named Proxies”) will have the discretion to vote on those matters for you.

When is the Record Date, and who is entitled to vote?
All holders of record of shares of Common Stock, Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (“Series A Preferred Stock”) and Series B Convertible Preferred Stock, par value $0.0001 per share, of the Company (“Series B Preferred Stock”) at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Except as otherwise provided in the certificates of designation relating to the Series A Preferred Stock and Series B Preferred Stock or as required by law, holders of shares of Series A Preferred Stock and Series B Preferred Stock are entitled to vote with the holders of shares of Common Stock (and any other class or series that may similarly be entitled to vote with the holders of Common Stock) and not as a separate class, at any annual or special meeting of stockholders of the Company.
At the close of business on the Record Date, there were 17,075,586 shares of Common Stock issued and outstanding and entitled to vote, 11,479 shares of Series A Preferred Stock issued and outstanding, representing 1,673,320 shares in voting power entitled to vote, and 9,250 shares of Series B Preferred Stock issued and outstanding, representing 1,199,348 shares in voting power entitled to vote.
Each share of Common Stock entitles its holder to one vote. Each share of Series A Preferred Stock and Series B Preferred Stock entitles its holder to a number of votes equal to the whole number of shares of Common Stock into which a share of Series A Preferred Stock and Series B Preferred Stock, respectively, can be converted.
How do I vote my shares without attending the Annual Meeting?
You may vote your shares prior to the Annual Meeting in any of the following three ways:
•
Internet – Visit www.proxyvote.com or the website shown on your proxy card or voting instruction form, and follow the instructions on how to vote your shares and complete an electronic proxy card. You will need the 16-digit control number included on your proxy card to vote by Internet.

•
Telephone – Call 800-690-6903 or the toll-free telephone number shown on your proxy card or voting instruction form. You will need the 16-digit control number included on your proxy card or voting instruction form to vote by telephone.

•
Mail – Complete, sign and date your proxy card where indicated, and return the proxy card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions on how to vote from the bank, broker or other nominee. You must follow the instructions of such bank, broker or other nominee in order for your shares to be voted.
How do I vote my shares during the Annual Meeting?
You may vote your shares electronically during the virtual Annual Meeting, even if you have previously submitted your vote. To vote at the Annual Meeting, you must attend the Annual Meeting. To attend and participate in the Annual Meeting, you must either visit www.virtualshareholdermeeting.com/OWLT2025 and enter the 16-digit control number (included on your proxy card or follow the instructions provided by your bank or broker. Upon entering your control number at www.virtualshareholdermeeting.com/OWLT2025, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must follow the instructions from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting.
What is the deadline for submitting a proxy?
In order to be counted, proxies submitted by beneficial owners via the Internet and telephone voting facilities will close for stockholders of record as of the Record Date at 11:59 p.m. (Eastern Time) on October 7, 2025. Proxy cards with respect to shares held of record must be received prior to the start of the Annual Meeting.

How does the Board or Special Committee recommend that I vote?
The Board recommends that you vote:
•	FOR each of the Class I director nominees to the Board set forth in this Proxy Statement.
•	FOR the amendment to the 2021 Plan to increase the number of shares of Common Stock reserved for issuance under the 2021 Incentive Plan.
•	FOR the ratification of the appointment of PwC as our independent registered public accounting firm for 2025.
•
FOR the approval of an amendment to the Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware.

•	FOR the approval, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of shares of Common Stock upon exchange of outstanding warrants as described herein.
•
FOR the adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2, 4 and/or 5.

How many votes are required to approve each proposal?

Proposal 1:
Our directors are elected by a plurality of the votes cast. This means that the three director nominees at the Annual Meeting receiving the highest number of affirmative “FOR” votes cast, by holders of shares of Common Stock and shares of the Series A Preferred Stock and Series B Preferred Stock voting, in each case, on an as-converted-to-Common Stock basis (not to exceed the Share Cap as described on page 54), voting together as a single class will be elected. Votes that are “withheld” will have no effect on the election of directors. Because this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Any broker non-votes will have no effect on the outcome of this proposal. There is no cumulative voting.

Proposal 2:
The proposal to amend the 2021 Plan to increase the number of shares of Common Stock reserved for issuance under the 2021 Plan requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter, which includes holders of shares of Common Stock and shares of the Series A Preferred Stock and Series B Preferred Stock voting, in each case, on an as-converted-to-Common Stock basis (not to exceed the Share Cap as described on page 54), voting together as a single class (the “Capital Stock Vote”). A vote marked as an “abstention” is not considered a vote cast and will, therefore, not affect the outcome of the Capital Stock Vote for this proposal. Because this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal, and broker non-votes will have no effect on the outcome of the Capital Stock Vote for this proposal.

Additionally, this proposal requires, under the certificate of designations applicable to such shares, the separate vote of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock as of the Record Date (a “Series A Vote”) and the separate vote of the holders of at least a majority of the outstanding shares of the Series B Preferred Stock as of the Record Date (a “Series B Vote”). An “abstention” or a broker non-vote will each have the effect of a vote against the proposal with respect to the Series A Vote and the Series B Vote.

Proposal 3:
The proposal to ratify the appointment of PwC as our independent registered public accounting firm for 2025 requires the Capital Stock Vote, or the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter, which includes holders of shares of Common Stock and shares of the Series A Preferred Stock and Series B Preferred Stock voting, in each case, on an as-converted-to-Common Stock basis (not to exceed the Share Cap as described on page 54), voting together as a single class. A vote marked as an “abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal. Also, because this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, and we do not expect any broker non-votes on this matter. However, if there are any broker non-votes, they will have no effect on the outcome of this proposal.

Proposal 4:
The proposal to approve an amendment to the Certificate of Incorporation to provide for officer exculpation from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware requires the affirmative vote of the holders of a majority of the voting power of the outstanding stock entitled to vote on such matter, which includes holders of shares of Common Stock and shares of the Series A Preferred Stock and Series B Preferred Stock voting, in each case, on an as-converted-to-Common Stock basis (not to exceed the Share Cap as described on page 54), voting together as a single class. A vote marked as an “abstention” will have the same effect as a vote against this proposal. Because this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal, and broker non-votes will have the same effect as a vote against this proposal.

Proposal 5:
The proposal to approve, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of Common Stock upon exchange of outstanding warrants as described herein requires the Capital Stock Vote, or the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter, which includes holders of shares of Common Stock and shares of the Series A Preferred Stock and Series B Preferred Stock voting, in each case, on an as-converted-to-Common Stock basis (not to exceed the Share Cap as described on page 54), voting together as a single class. A vote marked as an “abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal. Because this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal, and broker non-votes will have no effect on the outcome of this proposal.

Proposal 6:
The proposal to approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2, 4 and/or 5 requires the Capital Stock Vote, or the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter, which includes holders of shares of Common Stock and shares of the Series A Preferred Stock and Series B Preferred Stock voting, in each case, on an as-converted-to-Common Stock basis (not to exceed the Share Cap as described on page 54), voting together as a single class. A vote marked as an “abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal. Also, because this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal, and broker non-votes will have no effect on the outcome of this proposal.

What if I do not specify how my shares are to be voted?
If you submit your proxy card but do not indicate any voting instructions, the Company, by way of the Named Proxies, will vote your shares FOR the election of each of the Class I director nominees named in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6.
Can I change my vote after I have delivered my proxy card or voting instruction form?
Yes. Regardless of whether you voted by Internet, telephone or mail, if you are a registered stockholder, you may change your vote and revoke your proxy by taking one of the following actions:
•
Delivering a written notice of revocation to our Corporate Secretary at our principal executive offices (our address is provided under the “Principal Executive Offices” section), provided such statement is received no later than October 7, 2025.

•	Voting again by Internet or telephone at a later time but before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on October 7, 2025.

•	Submitting a properly signed proxy card with a later date that is received by the Company no later than October 7, 2025.
•	Attending the Annual Meeting and voting during the Annual Meeting live webcast.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company’s Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.
What is the difference between a registered stockholder and a beneficial owner or “street name” holder?
If your shares are registered in your name directly with Continental Stock Transfer & Trust Company, our stock transfer agent, you are considered a stockholder of record, or a registered stockholder, of those shares.
If your shares are held on your behalf by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” With respect to those shares, your bank, broker or other nominee is considered the registered stockholder and should provide you with a voting instruction form for you to use in directing the bank, broker or other nominee on how to vote your shares. Please refer to the information from your bank, broker or other nominee on how to submit your voting instructions.
What constitutes a quorum?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If you sign and return your proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes are counted as present for purposes of determining whether a quorum is present at the Annual Meeting.
Virtual attendance of a stockholder at the Annual Meeting constitutes presence in person for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes (described below) will be included for purposes of determining whether a quorum is present at the Annual Meeting.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, then (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
What are abstentions and broker non-votes?
Abstentions. If you specify on your proxy card that you “abstain” from voting on an item, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum. Abstentions or votes “withheld” will not be included in the tabulation of voting results for Proposals 1, 2, solely with respect to the Capital Stock Vote, 3, 5 or 6. Abstentions will have the same effect as a vote against for Proposal 2, solely with respect to the Series A Vote and the Series B Vote, and 4.
Broker Non-Votes. Generally, a broker non-vote occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (ii) the broker lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner, without voting instructions from such beneficial owner, on routine matters, such as the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3). On the other hand, all other proposals are non-routine matters and, absent voting instructions from the beneficial owner of such shares, your broker does not have discretion and is not entitled to vote shares held for a beneficial owner on such matters. Broker non-votes will have no effect on Proposal 1, Proposal 2, solely with respect to the Capital Stock Vote, Proposal 3, Proposal 5 and Proposal 6. Broker non-votes will have the same effect as a vote against Proposal 2, solely with respect to the Series A Vote and the Series B Vote, and Proposal 4.

What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
If you encounter any technical difficulties with accessing or participating in the Annual Meeting via the virtual meeting website on the meeting day, please contact technical support at the email address or telephone number displayed on the virtual Annual Meeting webpage on the www.virtualshareholdermeeting.com/OWLT2025 website.
Who will count the votes?
Representatives of Broadridge Financial Solutions (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Who will pay for the cost of this proxy solicitation?
The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. We may also engage the services of a proxy solicitor to assist in the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements that are not expected to exceed $75,000 in the aggregate.
Where can I find the voting results of the Annual Meeting?
We intend to announce the preliminary voting results at the Annual Meeting, and we expect to publish the final voting results in a Current Report on Form 8-K filed with the SEC within the four business day deadline of the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS
Board Size and Structure
Our Certificate of Incorporation provides that the number of directors shall be established from time to time by the Board. The Board has fixed the number of directors at eight, and as of the date of this Proxy Statement, there are eight members of the Board.
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class of directors must stand for reelection no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of their successor or their earlier death, resignation, disqualification or removal. Generally, subject to the Amended and Restated Stockholders Agreement described herein, vacancies or newly created directorships will be filled, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), only by (i) the vote of a majority of the directors then in office, although less than a quorum, or (ii) a sole remaining director. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation, disqualification or removal.
Current Directors, Classes and Terms
Our current directors and their respective classes and terms are set forth below. The current term of the Class I directors ends at the Annual Meeting, and Class II and Class III at the 2026 and 2027 annual meeting of stockholders, respectively.

CLASS I	CLASS II	CLASS III
Zane M. Burke	Marc F. Stoll	Laura J. Durr
John C. Kim	Kurt Workman	Amy N. McCullough
Melissa A. Gonzales		Lior Susan

Nominees for Director
Mr. Burke, Mr. Kim and Ms. Gonzales have been, upon the recommendation of the Nominating and Corporate Governance Committee, nominated by the Board to stand for election. As the directors assigned to Class I, the current terms of service for Messrs. Burke and Kim and Ms. Gonzales will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Messrs. Burke and Kim and Ms. Gonzales will each serve for a term expiring at our annual meeting of stockholders to be held in 2028 (the “2028 Annual Meeting”) and until the election and qualification of their respective successor or until their earlier death, resignation, disqualification or removal.
Each person nominated for election has consented to be named and to serve as a director if elected at the Annual Meeting, and the Board has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
Director & Director Nominee Qualifications and Biographical Information
The following pages contain professional and other biographical information (as of August 15, 2025) for each director nominee and each director whose term as a director will continue after the Annual Meeting, including all positions they hold, their principal occupation and business experience for the past five years, and the names of other publicly traded companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees possess the characteristics noted in our Corporate Governance Guidelines. In accordance with those guidelines, we believe our directors possess personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of the Board and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led the Board to the conclusion that such individual should serve as a director in light of our business and structure.
Nominees for Election to Three-Year Terms Expiring at the 2028 Annual Meeting

Class I Directors	Age	Director Since	Current Position at Owlet
Zane M. Burke	59	2021	Director
Melissa Gonzales	59	2023	Director
John C. Kim	54	2021	Director

Zane M. Burke served on the board of directors of Old Owlet from March 2021 to July 2021 and has served on the Board since July 2021. From September 2021 until December 2024, Mr. Burke served as the Chief Executive Officer of Quantum Health, Inc., a healthcare benefits technology company Prior to joining Quantum Health, Mr. Burke was the Chief Executive Officer of Livongo Health, now an affiliate of Teladoc Health, Inc., a telehealth company, from February 2019 to November 2020. Prior to his role with Livongo Health, Mr. Burke spent more than two decades at Cerner Corporation (acquired by Oracle Corporation in June 2022), ultimately serving as its President from September 2013 to November 2018. Mr. Burke is a member of the boards of Cotiviti, Inc., and Bardavon Health Innovations. He also previously served on the board of directors of Quantum Health, Inc. from September 2021 to December 2024, and Livongo Health from April 2019 to November 2020. Mr. Burke is also a board member of several nonprofit organizations, including the College of Healthcare Information Management Executives and University Health (Kansas City). He is a certified public accountant (inactive). Mr. Burke earned his Bachelor of Science in Accounting and Master of Accounting from Kansas State University. We believe Mr. Burke is qualified to serve as a member of the Board due to his background in overseeing public healthcare companies and his significant experience in the healthcare industry.
Melissa A. Gonzales has been a member of the Board since July 2023. Ms. Gonzales has served as the President, Women’s health, at Myriad Genetics, Inc. (Nasdaq: MYGN), a genetic testing and precision medicine company, since May 2021. Prior to joining Myriad, Ms. Gonzales held several senior leadership and executive positions with Medela LLC and affiliated entities starting in 2008, including most recently as Executive Vice President, Americas, from January 2019 to May 2021, as Executive Vice President, North America from August 2018 to December 2018, and as Executive Vice President, Global Business Unit Human Milk from January 2018 to August 2018. Earlier in her career, she led commercial teams at Align Technology and Smith & Nephew. Ms. Gonzales has also served as Board Chair, March of Dimes, Chicago, since January 2021. Ms. Gonzales holds a Bachelor of Science in Nursing from the University of Illinois Chicago, and a Master of Business Administration from the Keller Graduate School of Management of DeVry University. We believe Ms. Gonzales is qualified to serve as a member of the Board due to her significant experience in the healthcare industry.
John C. Kim served on the board of directors of Old Owlet from April 2021 to July 2021 and has served on the Board since July 2021. Mr. Kim previously served as Executive Vice President, Chief Product Officer of PayPal Holdings, Inc., a payment technology company, from September 2022 to April 2025. Mr. Kim joined PayPal Holdings, Inc. from Expedia Group, Inc., a travel services company, where he served as President, Marketplace from June 2021 to September 2022, as President of Platform & Marketplaces from December 2019 to June 2021, and as Chief Product Officer of Expedia Brands from July 2011 to March 2016. He also served as President of Vrbo/Homeaway, an Expedia Group subsidiary, from July 2016 to December 2019. Mr. Kim serves as a Senior Advisor to Permira, the global private equity firm since August 2023. Mr. Kim has more than two decades of experience in online search, recommendations, analytics and marketing at tier-one, venture-backed startups, medium-sized companies and globally known brands, having served in senior positions earlier in his career with Yahoo!, Inc., Pelago, Inc. (acquired by Groupon, Inc. in April 2011) and Medio Systems Inc. (acquired by Nokia/Microsoft in 2014), and he is an investor in over 100+ startups. He graduated from the University of California-Santa Barbara and received his Master of Business Administration from the University of Chicago Booth School of Business. We believe Mr. Kim is qualified to serve as a member of the Board due to his significant analytics and marketing experience and broad leadership experience.

Class II Directors Whose Terms Expire at the 2026 Annual Meeting of Stockholders

Class II Directors	Age	Director Since	Current Position at Owlet
Marc F. Stoll	54	2023	Director
Kurt Workman	36	2021	Director and Chief Executive Officer

Marc F. Stoll has been a member of the Board since August 2023. Mr. Stoll has been Chief Financial Officer of Reliable Robotics Corporation, an aviation automation technology company, since May 2025. He was previously an Investment Partner at Eclipse, a venture capital firm, from February 2023 to April 2025. From April 2019 through January 2023, Mr. Stoll served as President and Chief Operating Officer of Nextiva, a private telephone and technology service company, and from September 2014 through March 2015 served as Chief Financial Officer of Anaplan, a private business planning software company. Mr. Stoll joined Anaplan from Apple Inc., a multinational technology company (NASDAQ: AAPL), where he served as Vice President of Worldwide Sales Finance from August 2008 through July 2013. Earlier in his career, he served as Senior Vice President and Corporate Controller of CA, Inc. and as Head of Technology Equity Research at Julius Baer Investment Management. Mr. Stoll has also served on the board of directors of a number of public and private companies. Mr. Stoll holds a Masters of Business Administration from the University of Chicago, Booth School of Business, and a Bachelor of Science in Electrical Engineering from Michigan Technological University. We believe Mr. Stoll is qualified to serve as a member of the Board due to his significant operational and marketing experience and broad leadership experience.
Kurt Workman has served as our Chief Executive Officer since January 2021 and as a member of the Board since July 2021, and also served as our as President from September 2022 until July 2023. Mr. Workman co-founded and served as the Chief Executive Officer and member of the Board of Old Owlet from the company’s founding in 2012 until December 2019. During his tenure as chief executive officer of Old Owlet, Mr. Workman led the company’s growth from its inception and was instrumental in overseeing the research and development of several of the company’s key product offerings. He also served as a member of Old Owlet’s board of directors from when he co-founded the Company in 2012 to July 2021. Mr. Workman studied chemical engineering at Brigham Young University. We believe Mr. Workman’s intimate knowledge of Owlet and his proven success building and overseeing Owlet’s growth and development make him qualified to serve as a member of the Board.
Class III Directors Whose Terms Expire at the 2027 Annual Meeting of Stockholders

Class III Directors	Age	Director Since	Current Position at Owlet
Laura J. Durr	64	2021	Director
Amy N. McCullough	45	2021	Director
Lior Susan	41	2021	Chairman of the Board

Laura J. Durr served on the board of directors of Old Owlet from February 2021 to July 2021 and has been a member of the Board since July 2021. Ms. Durr was previously an Executive Vice President and Chief Financial Officer of Polycom, Inc., a technology company focused on video, voice and content collaboration and communication, from May 2014 until its acquisition by Plantronics, Inc. in July 2018. Prior to holding that role, Ms. Durr held various finance leadership roles at Polycom between 2004 and 2014, including Senior Vice President of Worldwide Finance, Chief Accounting Officer and Worldwide Controller. Prior to her tenure with Polycom, Ms. Durr held executive positions in finance and administration at Lucent Technologies, Inc. and International Network Services Inc. and also worked for six years at Price Waterhouse LLP. Ms. Durr has served as a director of Xperi Inc. and Netgear, Inc., since October 2022 and January 2020, respectively, and currently serves as the chairperson of the Audit Committee of both Xperi Inc. and Netgear. She previously served as a director of TiVo Corporation from April 2019 until its merger with Xperi Holding Corporation in June 2020, and served as a director of Xperi Holding Corporation from June 2020 until its spin-off of its former subsidiary, Xperi Inc. in October 2022. Ms. Durr was a certified public accountant and holds a Bachelor of Science in Accounting from San Jose State University. We believe Ms. Durr is qualified to serve as a member of the Board because she can provide valuable operational and strategic experience and insight, given her background in finance and strategy for leading Silicon Valley technology companies.
Amy N. McCullough served on the board of directors of Old Owlet from April 2018 to July 2021 and has served on the Board since July 2021. Ms. McCullough is the President and Managing Director of Trilogy Equity Partners, LLC (“Trilogy”), an early-stage venture capital firm. Ms. McCullough has been a member of the investment team at Trilogy for the last 18 years and has served in her current role for the last eight years. She leads the investment team and is a member of Trilogy’s board of managers, which sets the strategic direction of the fund. Also, Ms. McCullough currently serves on the board of directors of several privately held companies, including Boundless Immigration, Inc. and Guide Care Inc. (doing business as Alongside). She is also a board observer at Tacita Inc. (doing business as Bright Canary) and Maximal Learning. Prior to her tenure at Trilogy Equity Partners, Ms. McCullough spent four years as an equity research analyst for JPMorgan Chase and was a member of the team that covered the small and mid-cap applied technologies sector for the firm. Ms. McCullough began her career on the treasury operations team within the portfolio management group at Microsoft Corporation and has experience working in both corporate treasury and financial analysis roles. She is a member of the Board of Trustees of Epiphany School, an independent elementary school in Seattle. Ms. McCullough received her Bachelor of Arts in Business Administration with a focus in Finance from the University of Washington. We believe Ms. McCullough is qualified to serve as a member of the Board due to her significant financial services and investing experience with technology companies and her broad leadership experience.
Lior Susan served on the board of directors of Old Owlet from July 2015 to July 2021 and has been the Chairman of the Board since July 2021. Mr. Susan is the founder and Managing Partner of Eclipse Ventures, LLC, a venture capital firm. He also currently serves on the boards of several privately held companies, including Cerebras Systems, Inc., Bright Machines, Inc., Flex Logix, Inc., Augury, Inc., DataPelago, Inc., Metrolink, Inc., Cybertoka Ltd., Dutch Pet, Inc., Skyryse, Inc., Senser Ltd, and InsidePacket, Ltd. Prior to founding Eclipse Ventures in 2015, Mr. Susan founded and managed the hardware investment and incubation platform of Flex Ltd., a multinational electronics contract manufacturer, where he gained knowledge of and experience with scaling manufacturing operations for medical device companies. Before relocating to the United States from Israel, Mr. Susan was an entrepreneur and former member of a special forces unit within the Israel Defense Forces. We believe Mr. Susan is qualified to serve as a member of the Board due to his significant experience investing in and working with technology companies, including as a board member.
BOARD RECOMMENDATION
The Board of Directors unanimously recommends a vote FOR the election of each of Mr. Burke, Mr. Kim and Ms. Gonzales as a Class I director to the Board to hold office until the 2028 Annual Meeting and until their respective successors have been duly elected and qualified.

PROPOSAL 2 – APPROVAL OF AN AMENDMENT TO THE
2021 PLAN
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
RESERVED FOR ISSUANCE UNDER THE 2021 PLAN
The 2021 Plan was initially approved and adopted by the board of directors of Sandbridge Acquisition Corporation (“SBG”) on February 12, 2021 and was approved by SBG stockholders on July 14, 2021 in connection with the business combination of SBG with Old Owlet and amended by the Board on June 14, 2024, which was in turn approved by our stockholders on August 16, 2024. The 2021 Plan reserved for issuance thereunder an aggregate of the sum of (i) 92,575 shares of Common Stock (such number of shares adjusted to reflect our 1-to-14 reverse stock split effected in July 2023 (the “Reverse Stock Split”)); (ii) any shares of Common Stock that were subject to awards outstanding under the Old Owlet 2014 Equity Incentive Plan (the “2014 Plan”) as of July 15, 2021 that become available for issuance under the 2021 Plan pursuant to Article V of the 2021 Plan; (iii) an annual increase (the “Evergreen Increase”) on the first day of each calendar year beginning in 2022 and ending in 2031, equal to the lesser of (A) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board or a committee thereof; and (iv) 400,000 shares of Common Stock. All share amounts set forth in this Proposal 2 have been adjusted, as applicable, for the Reverse Stock Split.
The Board is seeking approval of an amendment to the 2021 Plan to increase the number of shares of Common Stock reserved for issuance under the 2021 Plan by an additional 375,000 shares (the “Plan Amendment”). The effectiveness of the Plan Amendment is subject to stockholder approval. The Plan Amendment is attached hereto as Appendix A. The 2021 Plan, incorporating the Plan Amendment, is referred to herein as the “Amended Plan.”
A summary of the Amended Plan is set forth below. This summary is qualified in its entirety by the full text of the proposed Amended Plan.
Reasons for the Proposed Plan Amendment
The Board unanimously recommends that you vote FOR the Plan Amendment Proposal, including for the following reasons:
•
We believe that our future success as a company depends on our continued ability to attract, recruit, motivate and retain high-quality talent. We view being able to continue to provide equity-based incentives as critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by existing personnel and prospective candidates. We intend our equity awards to motivate high performance levels and to align the interests of our employees, non-employee directors and consultants with those of our stockholders by giving such individuals an equity stake in our Company and by providing a means of recognizing such individuals’ contributions to our success. The Board and management believe equity awards are necessary to remain competitive in our industry and are essential in a competitive labor market and industry to attracting, recruiting, motivating and retaining the highly qualified employees and other service providers who help us meet our goals.

•
Providing long-term incentive compensation opportunities in the form of equity awards aligns the interests of the Company’s employees, directors and consultants with the long-term interests of our stockholders, linking compensation to Company performance. The use of equity awards as compensation also allows the Company to conserve cash resources for other important purposes.

•
Over the past year, generally, we have reduced the size of equity grants in order to conserve shares available for issuance under the 2021 Plan while shortening vesting periods to as little as one year to maintain the competitiveness of our equity program. The Amended Plan will permit us to grant equity awards sized consistently with the competitive market that vest over a longer period of time to better retain our employees and other service providers.

Burn Rate and Overhang
In administering our equity program, we consider both our “burn rate” and our “overhang.” We define “burn rate” as the number of shares underlying restricted stock awards (“RSAs”), restricted stock units (“RSUs”) and stock options granted in the year, net of cancellations, divided by the sum of the undiluted weighted-average shares of Common Stock outstanding during the year (including RSAs) plus the number of shares underlying RSUs and stock options that have been granted and are outstanding. The “burn rate” measures the potential dilutive effect of our annual equity award grants. In 2024, we granted no stock options 387,309 RSAs and 1,338,850 RSUs. Stock options covering 1,650 shares of Common Stock and 497,336 RSUs were forfeited or canceled in 2024. The number of undiluted weighted-average shares outstanding during 2024 was 11,258,554, and the total number of shares of Common Stock underlying stock options and restricted stock units was 1,935,589 as of December 31, 2025. For 2024, our burn rate was 9.3%. Our three-year average burn rate from 2022 through 2024 was 7.9%.
We define “overhang” as the shares subject to outstanding RSUs and stock options outstanding but not exercised, plus shares available to be granted (the “available shares”), divided by the total shares of Common Stock outstanding plus the available shares. The overhang measures the potential dilutive effect of outstanding stock options and available shares.
The following table shows the details of shares available for grant as of August 15, 2025, and as of December 31, 2024, including overhang calculations, and the August 15, 2025 details are presented on a pro forma basis and assume stockholders approve the Amended Plan:

	August 15, 2025	December 31, 2024
	(In millions)
Total estimated shares available to grant under 2021 Plan	1,383,949	201,266
Shares underlying outstanding stock options and RSUs under the 2021 Plan and 2014 Plan	1,785,536	1,935,589
Total overhang	3,169,485	2,136,855
Shares outstanding	17,052,820	15,725,783
Total overhang percentage	18.6%	13.6%

We believe that our burn rate and equity overhang are reasonable in light of the trading range of the Common Stock and hiring initiatives and reflect a reasonable use of equity for compensation purposes.
Overview of Key Change Implemented by the Plan Amendment
The Plan Amendment increases the number of shares reserved for issuance pursuant to the 2021 Plan by 375,000 shares, such that the total number of shares reserved for issuance under the Amended Plan is equal to the sum of (i) 92,575 shares of Common Stock; (ii) any shares of Common Stock that were subject to awards outstanding under the 2014 Plan as of July 15, 2021 that become available for issuance under the 2021 Plan pursuant to Article V of the 2021 Plan; (iii) an annual increase on the first day of each calendar year beginning in 2022 and ending in 2031, equal to the lesser of (A) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board or a committee thereof; (iv) 400,000 shares of Common Stock; and (v) 375,000 shares of Common Stock.
In the event that stockholders do not approve the Plan Amendment Proposal, the Plan Amendment will not become effective and the number of shares of Common Stock reserved for issuance under the 2021 Plan will revert to the sum of (i) 92,575 shares of Common Stock; (ii) any shares of Common Stock that were subject to awards outstanding under the 2014 Plan as of July 15, 2021 that become available for issuance under the 2021 Plan pursuant to Article V of the 2021 Plan; (iii) an annual increase on the first day of each calendar year beginning in 2022 and ending in 2031, equal to the lesser of (A) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board or a committee thereof; and (iv) 400,000 shares of Common Stock.
SUMMARY
A summary of the principal provisions of the Amended Plan is set forth below. The summary is qualified by reference to the full text of the Amended Plan, which is included as Appendix A to this Proxy Statement.
General
•
The Amended Plan provides for the grant of stock options, both incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards, RSUs, performance bonus awards, dividend equivalents and other stock or cash based awards to eligible individuals.

•
1,785,536 shares of Common Stock were previously authorized for issuance pursuant to awards under the 2021 Plan, and up to 5% of the shares of the then-outstanding shares may be added to the shares reserved under the 2021 Plan on each January 1 through 2031.

•	The Plan Amendment increases the number of shares of Common Stock reserved for issuance under the 2021 Plan by an additional 375,000 shares.
On August 15, 2025, the closing price of the Common Stock on the New York Stock Exchange was $7.76 per share.
Administration
The Compensation Committee of the Board (the “Compensation Committee”) (or, with respect to awards to non-employee directors and any other awards determined appropriate, the Board) (together, the “administrator”) is charged with the general administration of the Amended Plan. The Amended Plan provides that, subject to certain limitations, the Board and the Compensation Committee may from time to time delegate its authority to grant awards to a committee consisting of one or more members of the Board or one or more of our officers. Subject to the terms and conditions of the Amended Plan, the administrator will have the authority to select the persons to whom awards are to be made; to determine the type of awards to be granted, the number of shares to be subject to awards and the terms and conditions of awards; to determine when awards can be settled in cash, shares, other awards or whether to cancel, forfeit or surrender awards; to prescribe the form award agreements; to accelerate vesting or lapse restrictions; and to make all other determinations and to take all other actions necessary or advisable for the administration of the Amended Plan. The administrator will also be authorized to adopt, amend or rescind rules relating to the administration of the Amended Plan, excluding certain matters described below that will require the approval of our stockholders.
Eligibility
Persons eligible to participate in the Amended Plan include the non-employee members of the Board, currently comprised of seven non-employee directors, approximately 104 employees of the Company and its subsidiaries (including three NEOs) and zero consultants of the Company and its subsidiaries, in each case, as determined by the administrator of the Amended Plan. Only employees may be granted ISOs under the Amended Plan.
Limitation on Awards and Shares Available
If our stockholders approve the Amended Plan, the number of shares reserved for issuance pursuant to the 2021 Plan will increase by 375,000 shares, such that the total number of shares reserved for issuance under the Amended Plan is equal to the sum of (i) 92,575 shares of Common Stock; (ii) any shares of Common Stock that were subject to awards outstanding under the 2014 Plan as of July 15, 2021 that become available for issuance under the 2021 Plan pursuant to Article V of the 2021 Plan; (iii) an annual increase on the first day of each calendar year beginning in 2022 and ending in 2031, equal to the lesser of (A) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board or a committee thereof; (iv) 400,000 shares of Common Stock; and (v) 375,000 shares of Common Stock. The maximum number of shares of Common Stock that could be issuable upon exercise of ISOs will remain 275,749.
If all or any part of an award granted under the Amended Plan or the 2014 Plan expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in us acquiring shares of Common Stock covered by the awards at a price not greater than the price paid for such shares or not issuing any shares covered by the award, the unused shares of Common Stock covered by the award will, as applicable, become or again be available for awards under the Amended Plan. In addition, the following shares of Common Stock will be available for future grants of awards: (i) shares tendered or withheld by us in payment of the exercise price of an option; (ii) shares tendered or withheld by us to satisfy any tax withholding obligation with respect to an award; and (iii) shares subject to SARs that are not issued in connection with the stock settlement of the SARs at exercise.
As of August 15, 2025, the closing trading price of a share of Common Stock on the New York Stock Exchange was $7.76.
Awards
The Amended Plan provides for the grant of ISOs, NSOs, SARs, restricted stock, RSUs, dividend equivalents, performance bonus awards and other stock or cash based awards. Each award will be set forth in an agreement with the person receiving the award and will set forth the type, terms and conditions of the award, including exercise price, vesting schedule and treatment of awards upon termination of employment, if applicable. Vesting provisions may require that certain conditions be met, such as continued employment or specified performance goals before an awardee may receive the shares underlying an award or before such shares become freely tradeable and nonforfeitable.
Stock Options. Stock options, including ISOs and NSOs may be granted pursuant to the Amended Plan. The per share exercise price of all stock options granted pursuant to the Amended Plan will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, or in the case of ISOs granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, 110% of the fair market value of a share on the date of grant. Stock options may be exercised as determined by the administrator, but in no event more than ten years after their date of grant, or in the case of ISOs granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all class of our capital stock, five years. The aggregate fair market value of the shares with respect to which ISOs are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Internal Revenue Code of 1986, as amended (the “Code”), provides, with the portion of any option in excess of such limit automatically deemed an NSO.
Restricted Stock. RSAs may be granted pursuant to the Amended Plan. An RSA is the grant of shares of Common Stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or service or achieving performance goals. During the period of restriction, participants holding shares of restricted stock have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the administrator. Dividends that otherwise would be paid prior to vesting are held by the Company and will be paid to the participants only to the extent that the vesting conditions are met.
SARs. SARs may be granted pursuant to the Amended Plan, either alone or in tandem with other awards. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the fair market value of a share of Common Stock on the date of grant of the SAR. SARs may be paid in cash or stock. SARs may be exercised as determined by the administrator, but in no event more than 10 years after their date of grant.
RSUs. RSUs represent the right to receive shares of Common Stock at a specified date in the future, subject to forfeiture of such right. If the RSUs have not been forfeited, then on the date specified in the agreement evidencing the RSU award we will deliver to the holder of the RSUs unrestricted shares of Common Stock which will be freely transferable.
Dividend Equivalents / Dividends. Dividend equivalents represent the value of the dividends per share of Common Stock paid by the Company, calculated with reference to the number of shares covered by an Award (other than an option or SAR) held by the participant. Dividend Equivalents will not be granted on options or SARs.
Performance Bonus Awards. Each performance bonus award constitutes the right to receive a bonus denominated in the form of cash (but may be payable in cash, stock or a combination thereof) and is payable upon the attainment of performance goals that are established by the administrator and relate to one or more of performance or other specific criteria, including service to us or our subsidiaries, in each case on a specified date or dates or over any period or periods determined by the administrator.
Other Stock or Cash Based Awards. Other stock or cash-based awards are awards of cash, fully vested shares of Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, the Common Stock. Other stock or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.
Limits for Non-Employee Directors. Under the Amended Plan, the maximum grant date fair value of equity-based awards and cash payable pursuant to cash-based awards granted to a non-employee director under the Amended Plan during any calendar year shall not exceed $1,000,000.
Prohibition on Loans for Award Payments. Directors or executive officers of the Company are not permitted to make payment with respect to any awards granted under the Amended Plan with loans from the Company.

Repricing Without Stockholder Approval
The administrator retains the discretion to amend the terms of outstanding awards without the approval of our stockholders to (a) reduce the exercise price per share of outstanding options or SARs or (b) cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price per share that is less than the exercise price per share of the original options or SARs.
Awards Subject to Clawback
Awards granted under the Amended Plan (including any proceeds, gains or other economic benefit actually or constructively received by a participant) are subject to the clawback provisions of our Policy for Recovery of Erroneously Awarded Compensation as well as may be required by applicable law or any other clawback policy adopted by us.
MISCELLANEOUS PROVISIONS
Adjustment Upon Certain Events
In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the Common Stock or the share price of the Common Stock in a manner that causes dilution or enlargement of benefits or potential benefits under the Amended Plan, the administrator will make proportionate and equitable adjustments, in its discretion, to: (i) the aggregate number and types of shares of stock that may be issued under the Amended Plan; (ii) the number and kind of shares subject to outstanding awards; (iii) the terms and conditions of any outstanding awards (including any grant or exercise price and any applicable performance targets); and/or (iv) granting new awards or making cash payments to participants.
In addition, in such a case as noted above or in the event of any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company, or of changes in applicable laws, the administrator, may, in its discretion, subject to the terms of the Amended Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Amended Plan or with respect to any award: (i) provide for the cancellation and payment of the award; (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding awards which may be granted in the future; (iv) provide for the acceleration of vesting or exercisability of the awards; (v) replace such Awards with other rights or property selected by the administrator; and/or (vi) provide that the awards cannot vest or be exercised after the event that triggers the action.
If a Change in Control of the Company occurs (as defined in the Amended Plan), unless the administrator elects to terminate an Award in exchange for cash, rights or property or cause an Award to become fully exercisable and no longer subject to any forfeiture conditions as of prior to the Change in Control, all outstanding Awards shall be continued, assumed or substituted by the successor corporation or any parent or subsidiary of the successor corporation and any portion of the Award that is subject to performance-based vesting will be treated as set forth in the applicable Award agreement or, in the absence of such treatment, in the administrator’s discretion. If the successor corporation or any parent or subsidiary of the successor corporation refuses to assume or substitute for an award, the vesting award will accelerate and the award will become fully vested and exercisable and all restrictions on the award will lapse prior to the Change in Control and, to the extent unexercised as of the Change in Control, the Award will terminate in exchange for cash, rights or property.
Transferability of Awards
Except by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the administrator or as otherwise provided by the administrator, no award granted under the Amended Plan may be assigned, transferred or otherwise disposed of by the awardee, unless and until the award has been exercised or the shares underlying the award have been issued, and all restrictions applicable to the shares have lapsed.

Rights as a Stockholder
An awardee will not have any rights as a stockholder with respect to the shares covered by an Award until the awardee becomes the owner of the shares.
No Rights as Employee
Nothing in the Amended Plan or in any Award agreement will give any awardee under the Amended Plan any right to continue as an employee, consultant or non-employee director for the Company or any of our subsidiaries or will interfere with or restrict in any way the rights of any such entity to discharge any awardee at any time.
Data Privacy
The Amended Plan provides that, as a condition of receipt of any award, each awardee explicitly consents to the collection, use and transfer, in electronic or other form, of personal data by and among, as applicable, us and our subsidiaries, including any transfer of this data required to a broker or other third party with whom we or any of our subsidiaries or the awardee may elect to deposit any shares, to implement, administer and manage the awardee’s participation in the Amended Plan.
Tax Withholding
We may deduct or withhold, or require an awardee to remit to the Company, an amount sufficient to satisfy applicable withholding tax obligations with respect to any taxable event concerning the awardee arising as a result of the Amended Plan or any Award. The administrator may in its discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as an awardee may have elected, allow the awardee to satisfy these obligations by means of cash or check, wire transfer of immediately available funds, shares, broker-assisted cashless exercise or any other form of legal consideration acceptable to the administrator. The Administrator may allow the awardee to elect to have us withhold shares otherwise issuable under any Award (or allow the surrender of shares). The number of shares which may be withheld (or surrendered) will be no greater than the number of shares having a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates in the awardee’s applicable jurisdictions for federal, state, local and foreign income and payroll taxes.
Amendment and Termination
The Amended Plan may be amended, modified or terminated at any time and from time to time; provided that, no amendment, suspension or termination of the Amended Plan shall, without the consent of the awardee, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides or such action is to comply with the requirements of any applicable clawback policy or Section 409A of the Code.
Notwithstanding the foregoing, the Amended Plan requires us to obtain stockholder approval within twelve (12) months before or after increasing the maximum number of shares available for issuance under the Amended Plan.
Any amendment, termination or repeal of the Amended Plan requires, pursuant to the certificate of designations for such shares, as applicable, the vote or written consent of the holders of at least a majority of the outstanding shares of (i) Series A Preferred Stock and (ii) Series B Preferred Stock, voting separately.
In addition, subject to applicable law and the limitations above, the administrator may amend, modify or terminate any outstanding Award, including substituting another award of the same or a different type, changing the date of exercise or settlement, and converting an ISO to an NSO. The awardee’s consent to such action will be required unless (a) the administrator determines that the action, taking into account any related action, would not materially and adversely affect the awardee, or (b) the change is otherwise permitted under the Amended Plan.
Termination
The administrator may terminate or suspend the Amended Plan at any time, provided that no ISOs will be granted pursuant to the Amended Plan after the tenth anniversary of the date the 2021 Plan was approved by the Board. Any award outstanding on the termination date of the Amended Plan will remain in force according to the terms of the

Amended Plan and the applicable award agreement. Any termination of the Amended Plan, however, requires, pursuant to the certificate of designations for such shares, as applicable, the vote or written consent of the holders of at least a majority of the outstanding shares of (i) Series A Preferred Stock and (ii) Series B Preferred Stock, voting separately.
FEDERAL INCOME TAX CONSEQUENCES
This discussion regarding federal tax consequences is intended for the general information of our stockholders, not Amended Plan awardees. Alternative minimum tax and state and local income taxes are not discussed and may vary depending on individual circumstances and from locality to locality.
A participant granted NSOs having an exercise price per share that equals at least fair market value on the date of grant will not recognize taxable income at the time of grant. The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant granted ISOs will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize ordinary income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one which does not meet the requirements of the Code for ISOs and the tax consequences described for NSOs will apply.
The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; RSAs subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); RSUs, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to our current and former NEOs. The recipient of a cash-based Award generally realizes ordinary income and we are entitled to a deduction in an amount equal to the amount of cash paid upon payment thereof.
New Plan Benefits
As of August 15, 2025, 1,785,536 shares of Common Stock underlie stock options, RSAs and RSUs outstanding under the Amended Plan. Other than with respect to annual grants of RSUs to our non-employee directors that will be made immediately following the date of the Annual Meeting, all future awards under the Amended Plan are subject to the discretion of the administrator, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the Amended Plan.

Name and Position	Dollar Value of Future Award Grants ($)(1)
Kurt Workman, Chief Executive Officer	—
Amanda T. Crawford, Chief Financial Officer	—
Jonathan Harris, President	—
All current executive officers as a group	—
All current directors who are not executive officers as a group	$750,000
All employees who are not executive officers as a group	—

(1)
Our Non-Employee Director Compensation Program provides that each non-employee director as of immediately following an annual meeting of stockholders will automatically be granted a number of RSUs determined by dividing $150,000 by the 30 trading day average closing trading price of the Common Stock, which will be granted on the date of the annual meeting and vest on the earlier of the first anniversary of the grant date or the date of the next annual meeting of our stockholders, subject to continuous service to us until such vesting date.

Awards Granted Under the Amended Plan
The following table shows the number of shares of Common Stock underlying options and RSUs granted under the Amended Plan through August 15, 2025 and the value of RSUs to be received in the future, to the extent determinable, by certain individuals and certain groups of individuals.

Name and Position	Stock Options (#)	RSAs and RSUs (#)	RSUs ($)(1)
Kurt Workman, Chief Executive Officer	—	212,047	—
Amanda T. Crawford, Chief Financial Officer	—	82,248	—
Jonathan Harris, President	—	183,144	—
All current executive officers as a group	—	477,439	—
All current non-executive officer directors as a group	—	—	—
All nominees for election as a director	—	—	—
Associate of any such directors, executive officers or nominees	—	—	—
Other persons who received or is to receive 5% of such options or rights	—	—	—
All non-executive officer employees as a group	343,867	939,445	—

(1)
Our Non-Employee Director Compensation Program provides that each non-employee director as of immediately following an annual meeting of stockholders will automatically be granted a number of RSUs determined by dividing $150,000 by the 30 trading day average closing trading price of the Common Stock, which will be granted on the date of the annual meeting and vest on the earlier of the first anniversary of the grant date or the date of the next annual meeting of our stockholders, subject to continuous service to us until such vesting date.

Equity Compensation Plan Information
See the section of this Proxy Statement titled “Equity Compensation Plan Information” for additional information regarding the Amended Plan.
Interests of Directors and Executive Officers
Our directors and executive officers (including our named executive officers) have substantial interests in the matters set forth in the Plan Amendment Proposal since equity awards may be granted to them in the future under the Amended Plan.
BOARD RECOMMENDATION
The Board of Directors unanimously recommends a vote FOR the amendment of the 2021 Plan to increase the number of shares of Common Stock reserved for issuance under the 2021 Plan by 375,000 shares.

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board (the “Audit Committee”) appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. PwC has served as our independent registered public accounting firm since 2020. Upon consideration of these and other factors, the Audit Committee has appointed PwC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
The Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PwC is not required by our Bylaws or otherwise, we value the views of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. In the event that the appointment of PwC is not ratified by the stockholders, the Board and Audit Committee may reconsider its selection. Even if the appointment of PwC is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the best interests of the Company and its stockholders.
Representatives of PwC are expected to attend the Annual Meeting, to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the fees of PwC, our independent registered public accounting firm, billed to the Company related to each of the last two fiscal years.

Fee Category	2024	2023
Audit Fees	$1,428,407	$1,223,352
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	2,000	900
Total	$1,430,407	$1,224,252

Audit Fees
Audit fees consisted of fees for professional services provided in connection with the audit of Owlet’s annual consolidated financial statements, the performance of interim reviews of Owlet’s quarterly unaudited financial information, and consents.
Tax Fees
Tax fees consisted primarily of the fees related to sales and use tax including nexus studies, registrations and compliance.
All Other Fees
All other fees consisted of subscription license fees.
Pre-Approval Policies and Procedures
The formal written charter for the Audit Committee requires that the Audit Committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the Audit Committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any member of the Audit Committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.
On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
The above-described services provided to us by PwC were provided under engagements entered into in accordance with such policies.
BOARD RECOMMENDATION
The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

AUDIT COMMITTEE REPORT
The Audit Committee operates pursuant to a charter which is reviewed periodically by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the section titled “Corporate Governance – Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2024. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Laura J. Durr, Chairperson
John C. Kim
Marc F. Stoll

PROPOSAL 4 – APPROVAL OF AN AMENDMENT TO OUR
CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION
Background
As part of its continuing review of our corporate governance standards and practices, the Board has unanimously adopted, approved and declared advisable an amendment (the “Exculpation Amendment”) to the Certificate of Incorporation to reflect developments under Delaware law. The text of the Exculpation Amendment, which would add a new Article X to the Certificate of Incorporation, is attached to this Proxy Statement as Appendix B.
Effective August 1, 2022, Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”) was amended (“Amended 102(b)(7)”) to enable a corporation to include in its certificate of incorporation a provision exculpating Covered Officers (as defined below) from personal liability to the corporation or its stockholders for monetary damages for breach of the fiduciary duty in certain circumstances. Previously, Section 102(b)(7) of the DGCL provided for the ability to exculpate only directors, and the Certificate of Incorporation currently limits the monetary liability of our directors in certain circumstances consistent with Section 102(b)(7) of the DGCL. Amended 102(b)(7) allows for the exculpation of Covered Officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate such officers’ personal monetary liability for breach of fiduciary duty claims brought by or in the right of the corporation. Further, Amended 102(b)(7) does not permit a corporation to exculpate Covered Officers from liability for breach of the duty of loyalty to the corporation or its stockholders, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Under Amended 102(b)(7), the officers who may be exculpated include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, or (iii) has consented to services of process in Delaware by written agreement (collectively, the “Covered Officers”).
Effect of the Amendment
The proposed Exculpation Amendment would allow for the exculpation of the Covered Officers to the fullest extent permitted by the DGCL. As described above, this currently means that the proposed Exculpation Amendment would allow for the exculpation of Covered Officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate such officers’ monetary liability for breach of fiduciary duty claims brought by or in right of the Company. Further, the Exculpation Amendment would not limit the liability of Covered Officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which a Covered Officer derived an improper personal benefit. Our current executive officers may have an interest in the approval of the Exculpation Amendment, as they may be exculpated from liability for certain actions to the extent consistent with the DGCL.
Rationale for Adoption of the Amendment
The Board believes that adopting the Exculpation Amendment would better position the Company to attract top officer candidates and retain our current officers. The Exculpation Amendment would also more closely align the protections available to our officers with those already available to our directors. We believe that failing to adopt the Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates or our current officers who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceed the benefits of serving as an officer of the Company.
In addition, adopting the Exculpation Amendment would enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Limiting our current and prospective officers’ concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests and better position the Company to retain our current officers and attract top officer candidates. We believe that enhancing our ability to retain and attract experienced officers is in the best interests of the Company and its stockholders and we should seek to assure such officers that exculpation under certain circumstances is available.
If our stockholders approve the Exculpation Amendment, the Board has authorized our officers to file a Certificate of Amendment in the form of Appendix B with the Secretary of State of the State of Delaware (“Delaware Secretary of State”), which we anticipate doing as soon as practicable following stockholder approval of the Exculpation Amendment at the Annual Meeting. The Certificate of Amendment would become effective upon filing with the Delaware Secretary of State. However, even if our stockholders approve the Exculpation Amendment, the Board retains discretion to determine when to file the Certificate of Amendment with the Delaware Secretary of State, or to abandon the Exculpation Amendment notwithstanding prior stockholder approval.
If our stockholders do not approve the Exculpation Amendment, the Company’s current exculpation provisions relating to directors will remain in place, and the Certificate of Amendment in the form in Appendix B would not be filed with the Delaware Secretary of State.
BOARD RECOMMENDATION
The Board unanimously recommends a vote FOR the approval of an amendment to the Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the DGCL.

PROPOSAL 5 – APPROVAL OF THE STOCK ISSUANCE
We are seeking stockholder approval for the issuance of shares of Common Stock upon the exchange of outstanding warrants to purchase shares of Common Stock pursuant to an exchange agreement we entered on August 7, 2025 (the “Exchange Agreement”) with certain holders of warrants to purchase shares of Common Stock originally issued in private placements we completed in February 2023 (such warrants, as amended, the “Series A Warrants”) and February 2024 (such warrants, the “Series B Warrants” and together with the Series A Warrants, the “Warrants”), respectively. By their existing terms, the Series A Warrants have an exercise price of $4.6620 per share and expire on February 17, 2028, and the Series B Warrants have an exercise price of $7.7125 and expire on March 1, 2029. Alternatively, in the event of a transaction constituting a “fundamental change” (as defined in the respective Warrants) prior to the expiration of the Warrants, the Holders have the option in lieu of exercising the Warrants to receive cash on the date of the fundamental change in an amount equal to the Black Scholes Value (as defined in the respective Warrants) of such remaining unexercised portion of the Warrant.
Pursuant to the terms of the Exchange Agreement, and subject to the terms and conditions set forth in the Exchange Agreement, the holders of the Warrants who are party to the Exchange Agreement (the “Holders”) will exchange the Warrants held by such parties (constituting an aggregate of 7,215,737 shares of Common Stock underlying the Series A Warrants and 1,799,021 shares of Common Stock underlying the Series B Warrants) for an aggregate of 5,426,429 newly issued shares of Common Stock (collectively, the “Exchange Shares” and such exchange of Warrants for shares of Common Stock, the “Exchanges”). The aggregate amount of shares of Common Stock represented by the Warrants held by the Holders to be exchanged pursuant to the Exchange Agreement represents approximately 96% of the total outstanding shares of Common Stock issuable under the Series A Warrants and all of the total outstanding shares of Common Stock issuable under the Series B Warrants.
The Holders include the following (collectively referred to as the “Related Holders”):
•
an entity affiliated with Eclipse Ventures LLC (“Eclipse”), whose sole managing member is Lior Susan, chairman of the Board; the entity affiliated with Eclipse would receive 3,898,906 shares of Common Stock for its Warrants upon consummation of the Exchanges;

•
Trilogy Equity Partners, LLC (“Trilogy”), whose President and Managing Director is Amy McCullough, a member of the Board; Trilogy, together with its affiliated parties, would receive 890,347 shares of Common Stock for their Warrants upon consummation of the Exchanges;

•	Kurt Workman, our Chief Executive Officer and a member of the Board, who would receive 80,235 shares of Common Stock for his Warrants upon consummation of the Exchanges; and
•	John Kim, a member of the Board, who would receive 107,626 shares of Common Stock for his Warrants upon consummation of the Exchanges.
Section 312.03 of the New York Stock Exchange Listed Company Manual (“NYSE LCM”) requires stockholder approval for certain transactions, including, (i) subject to certain exceptions, the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, to a director, officer, a controlling shareholder or member of a control group or any other substantial security holder of the company that has an affiliated person who is an officer or director of the company if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance and (ii) any sale of stock to an employee, director or service provider at a discount to the then market price. The issuances of Common Stock to each of the Related Holders under the terms of the Exchange Agreement would require stockholder approval under Section 312.03 of the NYSE LCM, and the Exchange Agreement further provides that all issuances of Common Stock under the Exchange Agreement are subject to stockholder approval in accordance with Section 312.03 of the NYSE LCM.
A copy of the Exchange Agreement is filed as an exhibit to our Current Report on Form 8-K/A filed on August 13, 2025.
Background and Reasons for the Exchange
Background
Our management and board of directors have periodically engaged in discussions regarding investor perception of our Company and have received investor feedback regarding our current capital structure and the difficulties that the

Warrants introduce on the trading of the Common Stock because of uncertainty regarding their potential dilutive effect. As a result of these discussions and feedback, the Board considered potential pathways to address these concerns, including simplifying the Company’s current capital structure by removing the uncertainty with respect to the potential dilutive impact of the Warrants held by the Holders. In connection with these discussions, the board of directors, in consultation with Latham & Watkins LLP (“Latham & Watkins”), outside legal advisor to the Company, recognized that a transaction to simplify the Company’s capital structure by removing the uncertainty associated with the Warrants would likely include the Related Holders as counterparties to such transaction and, therefore, could create the appearance of potential conflicts of interest or actual conflicts of interest.
On June 9, 2025 and June 11, 2025, three members of the Board (Laura Durr, Zane Burke and Melissa Gonzales) and members of Company management (not including Mr. Workman who is a holder of Warrants and was therefore a potential counterparty for a Potential Transaction (as defined below)) conferred via videoconference with representatives from a total of five investment banks, one of which was William Blair & Company, L.L.C. (“William Blair”). In each of those presentations, the representatives from the investment banks provided their respective insights regarding investor perceptions of the Company and the adverse impact the Warrants were having on the trading dynamics for the Common Stock, affecting both price and liquidity. After considering the qualifications, experience and expertise of the investment banks interviewed the members of the Board who would be appointed to serve on the Special Committee determined to engage William Blair. On August 4, 2025, the engagement letter for William Blair was executed.
On June 27, 2025, the members of Company management (not including Mr. Workman) conferred via telephone with representatives of William Blair, during which Company management conveyed that William Blair had been selected to serve as financial advisor to the Special Committee.
On July 7, 2025, the members of Company management (not including Mr. Workman) conferred via telephone with representatives of William Blair regarding the terms of a Potential Transaction.
In light of the potential or actual conflicts of interest, the Board adopted resolutions, by unanimous written consent, effective as of July 8, 2025, forming a special committee of the Board that was comprised of Ms. Durr, Mr. Burke, Ms. Gonzales and Marc Stoll (the “Special Committee”). The resolutions provided the Special Committee with the authority to, among other things, review, evaluate, negotiate (or oversee the negotiation of), and to approve or reject, one or more negotiated transactions involving the outstanding Series A Preferred Stock, Series A Warrants, Series B Preferred Stock and/or Series B Warrants (each such transaction, individually or collectively, a “Potential Transaction”), or any similar alternative transaction. The resolutions also provided that the board of directors would not authorize, approve, take any action in respect of, make any determination with respect to, or implement a Potential Transaction without a prior favorable recommendation of a Potential Transaction by the Special Committee.
Also, on July 8, 2025, the Special Committee held a meeting by videoconference with members of Company management (not including Mr. Workman) and representatives of each of Potter Anderson & Corroon LLP (“Potter Anderson”) and Latham & Watkins also in attendance. During this meeting, the Special Committee interviewed Potter Anderson to serve as its independent legal advisor in connection with a Potential Transaction. The representatives of Potter Anderson disclosed to the Special Committee that Potter Anderson had been engaged by the Company in the past and had received fees of not more than $285,000 over the last three years and described the nature of the engagement of Potter Anderson by the Company. The representatives of Potter Anderson then confirmed that Potter Anderson did not have any material relationships that would impair its ability to serve as the Special Committee’s independent legal advisor. After the representatives of Potter Anderson departed the meeting, the Special Committee discussed Potter Anderson’s qualifications, experience and expertise.
On July 11, 2025, the members of Company management (not including Mr. Workman) conferred via telephone with representatives of William Blair regarding the terms of a Potential Transaction.
On July 21, 2025, the members of Company management (not including Mr. Workman) and a member of the Special Committee conferred via telephone with representatives of each of Latham & Watkins and William Blair regarding the terms of a Potential Transaction and considerations regarding stockholder approval for a Potential Transaction under applicable NYSE rules.
On July 22, 2025, the members of Company management (not including Mr. Workman), members of the Special Committee and representatives of William Blair conferred via videoconference with representatives of Eclipse and Trilogy to ascertain whether, in light of the significant increase in share price between April 2025 and July 2025, each of Eclipse and Trilogy would consider potentially exchanging their Warrants for Common Stock. Following such meetings, on July 22, 2025 and July 28, 2025, representatives of each of Eclipse and Trilogy provided feedback to representatives of William Blair, and indicated their support for a Potential Transaction in which substantially all of the holders of Warrants would participate.
Also, on July 22, 2025, the members of Company management (not including Mr. Workman) conferred via telephone with representatives of William Blair regarding the terms of a Potential Transaction.
On July 23, 2025, the full Board held a meeting by videoconference, with representatives of Eclipse also present, and discussed the possibility of the Potential Transaction, without discussing any particular terms for such transaction.
On July 24, 2025, the members of Company management (not including Mr. Workman) conferred via telephone with representatives of William Blair regarding the terms of a Potential Transaction.
On July 28, 2025, the members of Company management (not including Mr. Workman) and a member of the Special Committee conferred via telephone with representatives of William Blair regarding the terms of a Potential Transaction.
Also on July 28, 2025, the Special Committee held a meeting by videoconference with members of Company management (not including Mr. Workman) and representatives of each of Potter Anderson and Latham & Watkins in attendance. At the meeting, the Special Committee approved the engagement of Potter Anderson as its independent legal advisor in connection with a Potential Transaction. An engagement letter with Potter Anderson was later executed by the Special Committee. The Special Committee and members of Company management engaged in an initial discussion on potential terms for a Potential Transaction, as well as a potential timeline for executing on a Potential Transaction.
On July 30, 2025, the Special Committee held a meeting by videoconference with members of Company management (not including Mr. Workman) and representatives of each of Potter Anderson, William Blair and Latham & Watkins in attendance for all or a portion of the meeting. With only the Special Committee, members of Company management, and representatives of each of Potter Anderson and Latham & Watkins present, a representative of Latham & Watkins provided an overview of an initial draft of the form of Exchange Agreement, which had omitted economic terms pending further instruction by the Special Committee. The Special Committee also reviewed the proposed terms of William Blair’s engagement. With only the Special Committee and representatives of each of Potter Anderson and William Blair present, representatives of William Blair discussed the strategic rationale for a Potential Transaction. Representatives of William Blair also discussed the structure for a Potential Transaction, the key inputs for the Black-Scholes valuation of the Warrants, including the proposed volatility and stock price reference inputs for the valuation analysis, and a potential “lockup” (or restriction on sale) of the shares to be issued to the Holders as part of a Potential Transaction. In connection with this discussion, the Special Committee determined that it would initially propose a 180-day lockup on the shares to be issued to the Holders in a Potential Transaction and requested that William Blair provide additional volume weighted average price (“VWAP”) calculations of the Common Stock to inform the Special Committee’s deliberations on the appropriate stock price reference input for the Warrant valuation negotiations on a Potential Transaction. Following the departure of the representatives of William Blair from the meeting, a representative of Potter Anderson (i) provided an overview of the fiduciary duties of directors under Delaware law, (ii) reviewed the Special Committee’s mandate and (iii) discussed the applicable standards for director disinterestedness and independence under Delaware law. In connection with this discussion, Mr. Stoll determined to resign from the Special Committee due to his professional relationships with Eclipse. The Special Committee also confirmed the independence and disinterestedness of Mr. Burke and Ms. Durr. The Special Committee later confirmed the independence and disinterestedness of Ms. Gonzales, who was absent for this portion of the meeting. Beginning on July 30, 2025, all references to the “Special Committee” in this proxy statement reference the Special Committee comprised of Mr. Burke, Ms. Durr and Ms. Gonzales.
On July 31, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and William Blair in attendance for all or a portion of the meeting. Representatives of William Blair presented William Blair’s updated warrant valuation matrix, which contained a range of time-based VWAPs for the Common Stock price reference point and utilized the Series A Warrant realized term volatility for each of the Series A Warrants and the Series B Warrants and, for the Series B Warrants only, a separate analysis that utilized the Series B Warrant realized term volatility. After discussion and deliberation with its advisors, the Special Committee authorized and directed the representatives of William Blair to begin negotiations with each of Eclipse and Trilogy on the economics for a Potential Transaction and to deliver an initial proposal whereby such holders of the Warrants would agree to exchange their Series A Warrants and Series B Warrants for shares of Common Stock using an exchange ratio based on a Black-Scholes valuation of the Warrants using a 60-day VWAP for the Common Stock as the stock price reference point and the Series A Warrant realized term volatility as the volatility, in each case, for the Series A Warrants and the Series B Warrants. The Special Committee also authorized the representatives of William Blair to contact the other seven holders of Warrants (consisting of Mr. Workman, Mr. Kim and five non-Related Holders) following this initial outreach to Trilogy and Eclipse and offer the same economic terms as were offered to Eclipse and Trilogy.
On August 1, 2025, Latham & Watkins sent an initial draft of the Exchange Agreement to each of Eclipse and Trilogy and their respective legal representatives. The initial draft of the Exchange Agreement contained (i) a proposed 180-day lockup on the shares of Common Stock to be issued thereunder without any exceptions, (ii) customary registration rights for the Holders with respect to the shares of Common Stock to be issued thereunder, (iii) customary representations and warranties by the Company and the Holders (severally and not jointly) for transactions of this type, (iv) a support provision requiring each of the Holders to vote all our voting securities beneficially held by them in favor of the approval of the issuance of the shares of Common Stock to be issued thereunder, and (v) that the consummation of the Exchanges would be subject to stockholder approval under applicable NYSE rules. The initial draft did not contain any economic terms.
On August 2, 2025, the legal representatives of Trilogy provided feedback to the representatives of Latham & Watkins on the terms for the Exchange Agreement, including requesting clarity on the commercial purpose and rationale for the proposed lockup on the newly issued shares of Common Stock. The legal representatives of Trilogy also relayed that Trilogy’s participation in a Potential Transaction was conditioned on an assurance that substantially all of the Warrants were being exchanged in such a transaction.
On August 3, 2025, the legal representatives of Eclipse delivered a revised draft of the Exchange Agreement to Latham & Watkins. The revised draft of the Exchange Agreement removed the proposed lockup on the newly issued shares.
On August 4, 2025, as directed by the Special Committee, representatives of William Blair began conducting confidential outreach to all of the holders of Warrants with the Special Committee’s proposed economic terms for a Potential Transaction, beginning with Eclipse and Trilogy, while noting that no holder was obligated to participate in any Potential Transaction and could instead to choose to continue to hold its Warrant on its existing terms. Each of the contacted holders of Warrants was an accredited investor or qualified institutional buyer (as such terms are defined in the Securities Act).
From August 4, 2025 through August 7, 2025, representatives of William Blair, Latham & Watkins and the holders of Warrants and, if applicable, their respective legal representatives further discussed the terms of the Exchange Agreement and the economic terms of a Potential Transaction, and holders had the opportunity to ask questions about the Exchange Agreement and the terms of a Potential Transaction. During these discussions, Trilogy clarified to the advisors of the Special Committee and the Company that its participation in a Potential Transaction was conditioned on assurances regarding the participation of a sufficient number of Holders and requested certain customary exceptions to the lockup for the new shares of Common Stock to be issued in a Potential Transaction. During this time period, each of Trilogy and Eclipse affirmatively confirmed that it had accepted the Special Committee’s initial proposal on the economic terms for a Potential Transaction. They also confirmed that they would be willing to agree to the 180-day lockup on the newly issued shares of Common Stock after further discussions with representatives of William Blair and subject to the customary exceptions requested by Trilogy. During this timeframe, the representatives of Latham & Watkins provided a copy of the Exchange Agreement to each Holder who was participating in a Potential Transaction. Further, during this time period, Eclipse explained that its participation in a Potential Transaction was conditioned on the participation of certain significant holders of the Warrants. A representative of Latham & Watkins subsequently clarified that the participation of the Holders satisfied this condition for Eclipse.
On August 5, 2025, William Blair delivered its customary relationship disclosure to the Special Committee. Based on this disclosure, the Special Committee confirmed that it was comfortable that William Blair could act as an independent financial advisor on behalf of the Special Committee.
Also on August 6, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and William Blair in attendance for all or a portion of the meeting. A representative of William Blair provided an update on the outreach to the holders of the Warrants regarding a Potential Transaction and noted those parties that had affirmatively agreed to participate, those parties that were still considering a Potential Transaction and the one party that had declined to participate in a Potential Transaction. This representative also confirmed that each of those parties participating in a Potential Transaction had agreed to participate on the economic terms originally proposed by the Special Committee. A representative of Potter Anderson also provided an update on the negotiations relating to the terms for the Exchange Agreement. The representatives of William Blair then discussed the benefits for the Company in engaging in a Potential Transaction. Following William Blair’s departure from the meeting, Potter Anderson reviewed William Blair’s relationship disclosure with the Special Committee.
On August 7, 2025, the Special Committee held a meeting by videoconference with members of Company management (not including Mr. Workman) and representatives of each of Potter Anderson, William Blair and Latham & Watkins in attendance for all or a portion of the meeting. The representatives of William Blair provided an update on the outreach to the holders of the Warrants regarding a Potential Transaction. A member of Company management then discussed the benefits of, and the rationale for, the Potential Transaction from Company management’s perspective. The representative of Latham & Watkins then provided an overview of the agreed-upon terms for the Exchange Agreement. After members of Company management and the representative of Latham & Watkins departed the meeting, the representatives of Potter Anderson reviewed the fiduciary duties for the members of the Special Committee in connection with a Potential Transaction. After discussion, the Special Committee unanimously (i) determined that the Exchange Agreement, including the form, terms and provisions therein, and the transactions contemplated thereby, including the Exchanges, are advisable, fair to and in the best interests of the Company and the holders of shares of Common Stock unaffiliated with the Related Holders and their affiliates (the “Disinterested Stockholders”), (ii) approved and authorized the Exchange Agreement, including the form, terms and provisions therein, and the transactions contemplated thereby, including the Exchanges, and (iii) approved the execution and delivery of the Exchange Agreement, the performance by the Company of its covenants and other obligations contained thereunder and the consummation of the transactions or other actions contemplated by the Exchange Agreement. The Special Committee also unanimously recommended (a) to the board of directors that a proposal relating to the approval and adoption of the issuance of the Exchange Shares to the Holders pursuant to, and in accordance with, the terms and conditions set forth in the Exchange Agreement, be included in the list of proposals to be voted upon by the stockholders of the Company at the Annual Meeting, and (b)(i) the issuance of Exchange Shares to the Holders pursuant to, and in accordance with, the terms and conditions set forth in the Exchange Agreement be submitted for approval by the Company’s stockholders in accordance with Section 312.03 of NYSE LCM at the Annual Meeting and (ii) that the stockholders of the Company approve and adopt resolutions approving the issuance of Exchange Shares to the Holders pursuant to, and in accordance with, the terms and conditions set forth in the Exchange Agreement.
Later, on August 7, 2025, the Company issued a press release announcing entry into the Exchange Agreement with the Holders.
Reasons for the Exchanges
On August 7, 2025, the Special Committee, after due consideration of all the factors the Special Committee deemed to be relevant, (i) determined that the Exchange Agreement, including the form, terms and provisions therein, and the transactions contemplated thereby, including the Exchanges, were advisable, fair to and in the best interests of the Company and the Disinterested Stockholders; (ii) approved and authorized the Exchange Agreement, including the form, terms and provisions therein, and the transactions contemplated thereby, including the Exchanges; and (iii) approved the execution and delivery of the Exchange Agreement, the performance by the Company of its covenants and other obligations contained thereunder and the consummation of the transactions or other actions contemplated by the Exchange Agreement. The Special Committee also recommended that the stockholders of the Company approve and adopt resolutions approving the issuance of Exchange Shares to the Holders pursuant to, and in accordance with, the terms and conditions set forth in the Exchange Agreement.
Throughout the Special Committee’s process and in connection with making its determinations, approvals and recommendations with respect to the Exchange Agreement and the transactions contemplated thereby, including the Exchanges, the Special Committee considered the following non-exhaustive list of material factors, which are not presented in any relative order of importance and each of which the Special Committee viewed as being generally supportive of its determination, approvals and recommendation:
•
Simplifying the Company’s Capital Structure. If the Exchanges are consummated, all of the Series B Warrants and substantially all of the Series A Warrants will be exchanged for the Exchange Shares, which will substantially reduce the uncertainty with respect to the potential dilutive impact of the Warrants held by the Holders. We believe reducing this uncertainty will make the Common Stock more attractive to investors and increase the likelihood that we will be able to raise equity capital, if desired, on more attractive terms to finance the Company’s operations.

•
Favorable Terms for the Exchanges. The Special Committee successfully negotiated for using a 60-day volume weighted average price, measured as of August 1, 2025, as the Common Stock price reference point for the valuation of the Warrants, which was more favorable to the Company than a shorter-term volume weighted average price or spot price for the Common Stock. The Special Committee also successfully negotiated for using the Series A Warrant realized term volatility for the valuation of the Series B Warrants, which was a lower volatility than the actual realized term volatility for the Series B Warrants and was more favorable to the Company. The Special Committee also successfully negotiated the inclusion of the 180-day lockup for all Exchange Shares.

•
Addressing Investor Feedback. Management and the board of directors have received consistent investor feedback regarding our capital structure, with a specific emphasis on the uncertainty caused by the potential dilutive impact of the Warrants held by the Holders, especially with respect to the Series A Warrants. The Special Committee believed that addressing investor feedback to improve how current and potential equity investors may view the Common Stock is important and that it could improve the trading dynamics for the Common Stock.

•
Addressing Uncertainty and Volatility in the Company’s Financial Statements. Management advised the Special Committee that engaging in a Potential Transaction could have the effect of improving the Company’s net income position under GAAP and also address certain volatility associated with the Warrants in the Company’s financial statements. The Special Committee believes that each of these outcomes is beneficial for the Company and the Disinterested Stockholders over the long-term, as the Company continues on its growth trajectory.

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Creating Additional Flexibility to Consider Transformative Transactions. As a result of exchanging the Warrants for the Exchanged Shares and simplifying the Company’s capital structure, the Special Committee believed that the Company would have a greater opportunity to explore, and use its Common Stock as consideration in connection with, future acquisitions and other strategic transactions that could benefit the Company and the Disinterested Stockholders.

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Participation by the Related Holders and Unaffiliated Third Parties. The Special Committee offered all of the holders of Series A Warrants and Series B Warrants the opportunity to participate in a Potential Transaction. All of the holders of the Series B Warrants are participating in a Potential Transaction and all but one holder of the Series A Warrants are participating in a Potential Transaction. The Special Committee considered that both the Related Holders and unaffiliated third-party holders of the Warrants agreed to participate on the terms proposed by the Special Committee, which indicated that the Special Committee’s proposal was fair and on market terms.

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Independent Special Committee with Negotiating Authority. The Special Committee consisted solely of independent and disinterested directors of the Board. The Board empowered the Special Committee to review, evaluate, negotiate (or oversee the negotiation of), and to approve or reject, a Potential Transaction. The Board was also prohibited from authorizing, approving, taking any action in respect of, making any determination with respect to, or implementing a Potential Transaction without a prior favorable recommendation of a Potential Transaction by the Special Committee.

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Engagement of Independent Advisors. The Special Committee selected and engaged its own independent legal and financial advisors and received and relied upon the advice of such advisors throughout its review, evaluation and negotiation of the Exchanges.

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Stockholder Approval Requirement. The consummation of the Exchanges is dependent on stockholder approval in accordance with Section 312.03 of NYSE LCM. Therefore, the Exchanges will not be consummated unless the stockholders of the Company vote to approve the issuance of Exchange Shares to the Holders.

Summary of Valuation Methodology
The Special Committee retained William Blair as its exclusive financial advisor in connection with its evaluation of a proposed exchange of the Series A Warrants and the Series B Warrants. In connection with William Blair’s engagement, William Blair prepared, consistent with the Company’s methodology for valuing the Warrants in connection with preparing its financial statements, a valuation of the Warrants for the Exchanges that utilized a Black-Scholes option pricing model as of August 1, 2025 (the “Black-Scholes Model”). The Black-Scholes Model was prepared for the Special Committee’s use in connection with its evaluation of the Exchanges.
The Black-Scholes Model utilized, with the consent of the Special Committee, a number of key inputs , including the following: (1) the maturity dates for each of the Series A Warrants and the Series B Warrants, which were February 17, 2028 and March 1, 2029, respectively, and were determined by reference to the terms of the Series A Warrants and the Series B Warrants; (2) the per share exercise prices for each of the Series A Warrants and the Series B Warrants, which were $4.662 and $7.7125, respectively, and were determined by reference to the terms of the Series A Warrants and the Series B Warrants; (3) a stock price reference price of $7.26, which represented the 60-day VWAP of the Common Stock, as published by Bloomberg and was utilized at the Special Committee’s direction; (4) a realized term volatility of 80% for each of the Series A Warrants and the Series B Warrants, which represents the realized volatility consistent with the remaining term of the Series A Warrants and was utilized at the Special Committee’s direction; (5) a dividend rate of 0%, which was determined to be appropriate because the Company does not currently pay dividends; and (6) risk-free rates for the Series A Warrants and the Series B Warrants of 3.41% and 3.37%, respectively, which represent the Secured Overnight Funding Rates, as published by Bloomberg and interpolated for the remaining term of the Series A Warrants and Series B Warrants and were selected by William Blair utilizing its professional judgment and experience and with the Special Committee’s consent.
As a result of the inputs provided above, the Black-Scholes Model indicated (1) a valuation for the Series A Warrants of $4.44 per each share of Common Stock issuable under the Series A Warrants and (2) a valuation for the Series B Warrants of $4.09 per share of Common Stock issuable under the Series B Warrants. This valuation also implied an exchange ratio of 0.61 shares of Common Stock for each share of Common Stock issuable under the Series A Warrants and an exchange ratio of 0.56 shares of Common Stock for each share of Common Stock issuable under the Series B Warrants. Based on the indicated valuation produced by the Black-Scholes Model and the aggregate ownership of the participating holders of the Series A Warrants and the Series B Warrants (which information was provided by the Company), William Blair calculated, at the Special Committee’s direction, that an aggregate of 4,412,930 and 1,013,499 shares of Common Stock would be issued to the participating holders of the Series A Warrants and Series B Warrants, respectively, in exchange for such Warrants.
The chart below summarizes the information in the preceding paragraph, using the Black-Scholes Model inputs discussed above:

	Series A Warrants	Series B Warrants
Indicated Value ($) for each share of Common Stock issuable under the Warrants	$4.44	$4.09
Implied Exchange Ratio for each share of Common Stock issuable under the Warrants	0.61	0.56
Total Shares to Be Delivered to Participating Holders	4,412,930	1,013,499

The terms for the Exchanges were determined through arm’s length negotiations among the Special Committee and the holders of the Warrants, and the decision to approve and authorize the Exchange Agreement, including the form, terms and provisions therein, and the transactions contemplated thereby, including the Exchanges, was solely that of the Special Committee. William Blair’s financial advice was only one of the many factors considered by the Special Committee in its evaluation of the Exchanges and should not be viewed as determinative of the views of the Special Committee with respect to the Exchanges or the shares of Common Stock to be issued in connection therewith.
William Blair was selected as a financial advisor to the Special Committee because, among other things, William Blair is an internationally recognized investment banking firm with substantial experience in advising on capital markets transactions similar to the Exchanges and based on its familiarity with the Company’s business and industry. Pursuant to the engagement letter between the Special Committee, the Company and William Blair, the Company has agreed to pay an aggregate fee of $650,000, $40,000 of which became payable in connection with the execution of the engagement letter and the remainder of which is payable upon the closing of the Exchanges. In addition, the Company agreed to reimburse William Blair for expenses, including fees and expenses of counsel, incurred in connection with William Blair’s engagement, in an amount not to exceed $100,000, and to indemnify William Blair and related parties against liabilities, including liabilities under federal securities laws, arising out of or in connection with the services rendered and to be rendered by William Blair under its engagement. As previously disclosed to the Special Committee, in the past two years, William Blair did not provide investment banking services to the Company, Eclipse Ventures, LLC, Trilogy Equity Partners, LLC, John Kim or Kurt Workman. The Special Committee’s engagement of William Blair did not include that William Blair would provide a fairness opinion on the Exchanges, and William Blair did not render a fairness opinion with respect to the Exchanges.
Agreement to Vote in Favor of Proposal
In the Exchange Agreement, each Holder, severally and not jointly, has agreed with us that (a) such Holder shall appear at the Annual Meeting (or such other meeting at which stockholder approval for the issuance of the Exchange Shares is sought) or otherwise cause all of our voting securities beneficially owned by such Holder to be counted as present thereat for purposes of establishing a quorum and (b) such Holder shall vote, by proxy or otherwise, all of our voting securities beneficially owned by such Holder (i) in favor of Proposal 5 and any matter that would reasonably be expected to facilitate stockholder approval of Proposal 5, and (ii) against the approval of any proposal made in opposition to such matters or that would reasonably be expected to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Exchanges.
We estimate that the voting securities beneficially owned by the Holders and such affiliates represent approximately 44% of the total voting power entitled to vote as of August 15, 2025.
Lockup
Each Holder, severally and not jointly, has agreed with us not to directly or indirectly transfer, sell, offer, exchange, assign, pledge, exercise or otherwise dispose of or encumber the Exchange Shares, subject to limited, customary exceptions, for a period of 180 days immediately following the closing date of the Exchanges.
Effect of Approval
If Proposal 5 is approved and the Exchanges are consummated, the Warrants held by the Holders will be exchanged for an aggregate of 5,426,429 shares of Common Stock, and the Holders will thereafter have no rights with respect to the Warrants. The shares of Common Stock that would be issued to the Holders upon consummation of the Exchanges will have the same rights and privileges as all other shares of Common Stock, and will be transferable subject to applicable securities laws, the lockup restriction described above and, for applicable Holders, compliance with our insider trading compliance policy and other corporate policies. Pursuant to our second amended and restated certificate of incorporation, holders of shares of Common Stock are entitled to one vote for each share held by such holder. Subject to the rights of holders of any series of outstanding preferred stock (including our Series A Preferred Stock and Series B Preferred Stock), holders of shares of Common Stock have equal rights of participation in the dividends and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board from time to time out of assets or funds legally available therefor and have equal rights to receive the assets and funds of the Company available for distribution to stockholders in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary.
The Exchanges will have no effect on the Company’s outstanding shares of Series A Preferred Stock or Series B Preferred Stock.
The following table provides certain information regarding ownership of our capital stock and the Warrants as of August 15, 2025, including ownership by the Related Holders, without giving effect to the transactions contemplated by the Exchange Agreement. Amounts reflected in the columns under “Class A Common Stock” and “Voting Power” do not include any shares that could be acquired upon conversion of outstanding shares of Preferred Stock, exercise of the Warrants, or exercise or vesting of any outstanding equity awards. Please note that the following table has not been prepared to align with SEC rules relating to beneficial ownership and instead is intended primarily to reflect voting power without giving effect to the transactions contemplated by the Exchange Agreement.

	Class A Common Stock		Series A Preferred Stock		Series B Preferred Stock
Holder	Shares	Percentage	Shares	Percentage	Shares	Percentage	Voting Power(1)	Series A Warrants	Series B Warrants
Entities affiliated with Eclipse	3,801,929	22.3%	8,080	70.4%	6,000	64.9%	28.8%	5,300,291	1,166,935
Trilogy Equity Partners, LLC and related parties	1,127,050	6.6%	1,399	12.2%	3,000	32.4%	8.6%	918,365	583,465

	Class A Common Stock		Series A Preferred Stock		Series B Preferred Stock
Holder	Shares	Percentage	Shares	Percentage	Shares	Percentage	Voting Power(1)	Series A Warrants	Series B Warrants
John C. Kim	125,404	0.7%	200	1.7%	250	2.7%	0.9%	131,195	107,626
Kurt Workman	342,439	2.0%	200	1.7%	—	—	1.9%	131,195	—
All Other Holders Party to Exchange Agreement	437,345	2.6%	1,600	13.9%	—	—	3.4%	734,691	—
Other Directors and Officers	399,023	2.3%	—	—	—	—	2.0%	—	—
All Other Stockholders	10,819,630	63.4%	—	—	—	—	54.2%	265,597	—

The following table provides certain information regarding ownership of our capital stock and the Warrants as of August 15, 2025 after giving effect to the transactions contemplated by the Exchange Agreement. After giving effect to all such issuances as if they had occurred on August 15, 2025 we would have had 22,479,249 shares of Common Stock outstanding, 11,479 shares of Series A Preferred Stock outstanding, and 9,250 shares of Class B Preferred Stock outstanding. Amounts reflected in the columns under “Class A Common Stock” and “Voting Power” do not include any shares that could be acquired upon conversion of outstanding shares of Preferred Stock, exercise of the Warrants, or exercise or vesting of any outstanding equity awards. Please note that the following table has not been prepared to align with SEC rules relating to beneficial ownership and instead is intended primarily to reflect voting power after giving effect to the transactions contemplated by the Exchange Agreement.

	Class A Common Stock		Series A Preferred Stock		Series B Preferred Stock
Holder	Shares	Percentage	Shares	Percentage	Shares	Percentage	Voting Power(1)	Series A Warrants	Series B Warrants
Entities affiliated with Eclipse	7,700,835	34.3%	8,080	70.4%	6,000	64.9%	38.0%	—	—
Trilogy Equity Partners, LLC and related parties	2,017,397	9.0%	1,399	12.2%	3,000	32.4%	10.3%	—	—
John C. Kim	233,030	1.0%	200	1.7%	250	2.7%	1.2%	—	—
Kurt Workman	422,674	1.9%	200	1.7%	—	—	1.8%	—	—
All Other Holders Party to Exchange Agreement	886,660	3.9%	1,600	13.9%	—	—	4.4%
Other Directors and Officers	399,023	1.8%	—	—	—	—	1.6%	—	—
All Other Stockholders	10,819,630	48.1%	—	—	—	—	42.6%	265,597	—

(1)
Each share of Series A Preferred Stock is currently convertible into shares of Common Stock at a conversion rate of 145.7726, and each share of Series B Preferred Stock is currently convertible into shares of Common Stock at a conversion rate of 129.6596. The percentages reflected under “Voting Power” represents a holder’s or category’s combined voting power with respect to shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock.

Consequences if Stockholder Approval is Not Obtained
If Proposal 5 is not approved, the Exchanges will not be consummated. If the Exchanges are not consummated, the Holders will continue to hold the Series A Warrants, which represent, collectively, the right to purchase 7,215,737 shares of Common Stock, and the Series B Warrants, which represent, collectively, the right to purchase 1,799,021 shares of Common Stock, currently held by them. While they are outstanding, the Holders will be able to exercise such Warrants (for cash or on a cashless basis) in accordance with their terms prior to their expiration. Alternatively, in the event of a transaction constituting a fundamental change (as defined in the respective Warrants) prior to the expiration of the Warrants, the Holders have the option in lieu of exercising the Warrants to receive cash on the date of the fundamental change in an amount equal to the Black Scholes Value (as defined in the respective Warrants) of such remaining unexercised portion of the Warrant.
SPECIAL COMMITTEE RECOMMENDATION
The Special Committee unanimously recommends a vote FOR approval, for purposes of Section 312.03 of the NYSE LCM, of the issuance of the Exchange Shares to the Holders pursuant to, and in accordance with, the terms and conditions set forth in the Exchange Agreement.

BOARD RECOMMENDATION
Consistent with the Special Committee’s recommendation to the Board, the Board has included a proposal relating to the issuance of the Exchange Shares to the Holders pursuant to, and in accordance with, the terms and conditions set forth in the Exchange Agreement in this Proxy Statement as a matter to be voted upon by the stockholders at the Annual Meeting. The Board has also adopted the Special Committee’s recommendation to the stockholders and hereby recommends a vote FOR approval, for purposes of Section 312.03 of the NYSE LCM, of the issuance of the Exchange Shares to the Holders pursuant to, and in accordance with, the terms and conditions set forth in the Exchange Agreement.

PROPOSAL 6 – APPROVAL OF AN ADJOURNMENT OR THE ANNUAL MEETING IF THERE ARE
INSUFFICIENT VOTES TO APPROVE PROPOSAL 2, PROPOSAL 4 AND/OR PROPOSAL 5
Our stockholders are being asked to consider and approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2, 4 and/or 5.
The Board believes that if, the number of shares of the Company’s capital stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve Proposal 2, Proposal 4 or Proposal 5, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposal 2, Proposal 4 and/or Proposal 5, as applicable.
If our stockholders approve this adjournment proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, and use the additional time to solicit additional proxies in favor of Proposals 2, 4 and/or 5. Among other things, approval of this Proposal 6 could mean that, even if we had received proxies representing a sufficient number of votes against Proposal 2, Proposal 4 and/or Proposal 5 such that any such proposal would be defeated, we could adjourn the Annual Meeting without a vote on Proposal 2, Proposal 4 and/or Proposal 5 and seek to convince the holders of those shares to change their votes to votes in favor of the applicable proposal.
BOARD RECOMMENDATION
The Board of Directors unanimously recommends a vote FOR the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2, 4 and/or 5.

EXECUTIVE OFFICERS
Our executive officers are appointed by the Board in accordance with our Bylaws. The table below identifies and sets forth certain biographical and other information regarding our executive officers as of August 15, 2025. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position At Owlet
Kurt Workman	36	Co-Founder, Chief Executive Officer and Director
Jonathan Harris	60	President
Amanda T. Crawford	38	Chief Financial Officer

Mr. Workman’s biography is provided under the “Proposal 1 – Election of Directors” section of this Proxy Statement.
Jonathan Harris has served as our President and Chief Revenue Officer since July 2023. From May 2021 to January 2023, Mr. Harris served in various positions at Molekule Group, Inc. (“Molekule”), formerly AeroClean Technologies, Inc. (“AeroClean”), an air purification technology company, and Molekule, Inc., which merged with AeroClean in January 2023 to form Molekule, most recently as Molekule’s Chief Commercial Officer prior to his departure in January 2023. Mr. Harris also served as Chief Marketing & Product Development Officer of AeroClean from October 2022 to January 2023, and from May 2021 to October 2022 served as Chief Executive Officer of Molekule, Inc. Previously, Mr. Harris served from June 2019 to August 2022 as the Chief Executive Officer and Co-Founder of KAMU Labs, Inc., a wellness company which voluntarily filed for Chapter 7 bankruptcy in December 2023, and as a strategic advisor at reMarkable, a tablet company, from February 2019 to August 2022. Prior to joining reMarkable, Mr. Harris served as the President of Aura Frames, a digital picture frame company, from September 2017 to January 2019, and as Senior Vice President of Intergalactic Sales & Field Marketing at GoPro, Inc., a technology company, from June 2010 to April 2017. Mr. Harris holds a Bachelor of Arts degree in Marketing from Southern Methodist University.
Amanda T. Crawford has served as our Chief Financial Officer since July 2024, and previously as our Vice President, Financial Planning and Analysis from March 2022 to July 2024. Prior to joining the Company, Ms. Crawford served in various positions at Swire Coca-Cola, USA, a beverage bottling company (“Swire”). From February 2020 to March 2022, Ms. Crawford served as the Vice President of Finance at Swire and, from July 2014 to February 2020 she served as Swire’s Vice President, Corporate Controller. During her tenure at Swire, Ms. Crawford had responsibility for financial accounting and reporting, financial statement audit, budget and financial forecasting processes, accounting operations, financial analysis, mergers & acquisitions buy-side due diligence, risk management, and corporate insurance. Earlier in her career, Ms. Crawford was an Audit Associate with PricewaterhouseCoopers. Ms. Crawford is a Certified Public Accountant and holds a B.S. in Accounting and a Master of Accounting degree from the University of Utah’s David Eccles School of Business.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines. A copy of our Corporate Governance Guidelines can be found on our Investor Relations website at www.investors.owletcare.com, or you may request a hard copy by contacting our Corporate Secretary at our address and telephone number provided under the “Principal Executive Offices” section of this Proxy Statement. Among the topics addressed in our Corporate Governance Guidelines are:

•	Board independence and qualifications	•	Conflicts of interest
•	Executive sessions of independent directors	•	Board access to senior management
•	Selection of new directors	•	Board access to independent advisors
•	Director orientation and continuing education	•	Board self-evaluations
•	Limits on board service	•	Board meetings
•	Change of principal occupation	•	Meeting attendance by directors and non-directors
•	Term limits	•	Meeting materials
•	Director responsibilities	•	Board committees, responsibilities and independence
•	Director compensation	•	Succession planning

Board Leadership Structure
Our Corporate Governance Guidelines provide the Board with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer according to the Board’s determination that utilizing one or the other structure would be in the best interests of the Company and our stockholders. If the Board Chairperson is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment of a lead independent director (the “Lead Director”) by the independent directors of the Board. The Lead Director’s responsibilities include but are not limited to (i) presiding over all meetings of the Board at which the Board Chairperson is not present, including any executive sessions of the independent directors, (ii) approving Board meeting schedules and agendas and (iii) acting as the liaison between the independent directors and the Chief Executive Officer and Chairperson of the Board. Our Corporate Governance Guidelines provide that, at such times as the Board Chairperson qualifies as independent, such Chairperson will serve as Lead Director.
The positions of our Board Chairperson and our Chief Executive Officer are currently held by two separate individuals. Mr. Susan serves as Chairman of the Board, and Mr. Workman serves as our Chief Executive Officer. In his capacity as the independent Board Chairman, Mr. Susan also performs the functions of the Lead Director.
The Board believes that our current leadership structure of having two separate individuals serve as Chief Executive Officer and Chairperson of the Board is in the best interests of the Company and its stockholders. The Board also believes that this structure strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to-day leadership and Company performance and the Board Chairperson’s responsibility to guide the overall strategic direction of our Company, provide oversight of our corporate governance and guidance to our Chief Executive Officer and establish the agenda for, and preside over, Board meetings.
As previously announced, on August 5, 2025, Mr. Workman notified the Board of his intent to resign from his role as Chief Executive Officer effective October 1, 2025 (the “Effective Date”) and transition to Executive Chairman of the Board, to be effective as of the Effective Date at which time Mr. Harris would succeed Mr. Workman as Chief Executive Officer. Mr. Harris will continue to serve in his current role as President of the Company until the Effective Date.
The Board will continue to periodically review our leadership structure and make such changes in the future as the Board deems appropriate and in the best interests of the Company and our stockholders.
Director Independence
Under our Corporate Governance Guidelines and the applicable New York Stock Exchange (“NYSE”) rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line tests for independence set forth by the NYSE rules.

The Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out their responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board has determined that none of Mmes. Durr, Gonzales and McCullough and Messrs. Burke, Kim, Stoll and Susan, representing seven of our eight directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the NYSE rules. In making these determinations, the Board considered the relationships that each non-employee director has with us and all other facts and circumstances the Board deemed relevant in determining their independence, including the director’s beneficial ownership of Common Stock and the relationships of our non-employee directors with certain of our significant stockholders.
Board Committees
The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of the Board when deemed necessary or advisable by the Board to address specific issues. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Zane M. Burke		Chairperson
Laura J. Durr	Chairperson		X
Melissa A. Gonzales		X
John C. Kim	X	X
Amy N. McCullough			Chairperson
Marc F. Stoll	X
Lior Susan			X

Audit Committee
The Audit Committee is responsible for, among other things:
•	Overseeing our accounting and financial reporting process;
•
Appointing, compensating, retaining and overseeing the work of our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for Owlet;

•	Discussing with our independent registered public accounting firm any audit problems or difficulties and management’s response;
•
Pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the Audit Committee or exempt from such requirement under applicable SEC rules);

•	Reviewing and discussing our annual and quarterly financial statements with management and our independent registered public accounting firm;
•	Discussing our risk management policies, oversee management of such risks and discuss with management the steps management has taken to monitor and control such risks;
•	Reviewing and approving or ratifying any related person transactions;
•
Establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	Preparing the Audit Committee report required by SEC rules.

The members of the Audit Committee are Ms. Durr (Chairperson), Mr. Kim, and Mr. Stoll. All members of the Audit Committee meet the requirements for financial literacy under the applicable NYSE rules and regulations. The Board has affirmatively determined that each member of the Audit Committee qualifies as “independent” under NYSE’s additional standards applicable to Audit Committee members and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) applicable to Audit Committee members. In addition, the Board has determined that each of Ms. Durr and Mr. Stoll qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of SEC Regulation S-K.
Compensation Committee
The Compensation Committee is responsible for, among other things:
•
Reviewing and approving corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of these goals and objectives and setting our Chief Executive Officer’s compensation;

•
Overseeing the evaluation of the performance of our other executive officers and reviewing and setting, or making recommendations to the Board regarding, the compensation of our other executive officers;

•	Reviewing and approving employment and severance agreements or arrangements for our executive officers;
•	Reviewing and making recommendations to the Board regarding director compensation;
•	Reviewing and approving or making recommendations to the Board regarding our incentive compensation and equity-based plans and arrangements;
•	Appointing and overseeing any compensation consultants;
•	Administering and overseeing compliance with our Clawback Policy;
•	Overseeing and periodically reviewing with management our strategies, policies and practices with respect to human capital management and talent development;
•	Reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and
•	Preparing the annual Compensation Committee report required by SEC rules, to the extent required.
The current members of the Compensation Committee are Mr. Burke (Chairperson), Ms. Gonzales and Mr. Kim. The Board has determined that each member of the Compensation Committee qualifies as “independent” under NYSE’s additional standards applicable to Compensation Committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.
Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the Compensation Committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable NYSE rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the Compensation Committee.
Compensation Consultants
The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee engaged Korn Ferry during 2024 to serve as its independent outside compensation consultant. Korn Ferry reports directly to the Compensation Committee and does not provide any services to Owlet other than the services provided to or at the request of our Compensation Committee.
During 2024, as requested by the Compensation Committee, Korn Ferry assisted the Compensation Committee in assessing benchmarking data with respect to our executive officers’ overall individual compensation, as well with respect to the design of our executive compensation program and determination of the compensation levels and awards thereunder, including bonus and retention award structures and targets. Korn Ferry also provided information regarding current trends and developments in executive compensation, equity-based awards and severance arrangements based on a holistic survey of size- and industry-relevant companies.
All executive compensation services provided by Korn Ferry during 2024 were conducted under the direction or authority of the Compensation Committee, and all work performed by Korn Ferry was approved by the Compensation Committee. Neither Korn Ferry nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated the independence of Korn Ferry pursuant to applicable SEC and NYSE rules and concluded that no conflict of interest exists that would prevent Korn Ferry from serving as an independence compensation consultant to the Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for, among other things:
•	Identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•	Recommending to the Board the persons to be nominated for election as directors and to each committee of the Board;
•	Reviewing, with respect to members of the Board, any proposed outside board and board committee memberships or resignations or material changes in employment or circumstances;
•	Periodically reviewing and providing oversight regarding our strategy, initiatives, policies and risks concerning environmental and social responsibility matters;
•	Developing and recommending to the Board corporate governance guidelines, and reviewing and recommending to the Board proposed changes to our corporate governance guidelines from time to time; and
•	Overseeing the annual evaluations of the Board, its committees and management.
The members of the Nominating and Corporate Governance Committee are Ms. McCullough (Chairperson), Ms. Durr and Mr. Susan. The Board has determined that each member of our Nominating and Corporate Governance Committee qualifies as “independent” under applicable NYSE rules applicable to Nominating and Corporate Governance Committee members.
Board and Board Committee Meetings and Attendance
During fiscal 2024, the Board met 6 times, the Audit Committee met 5 times, the Compensation Committee met 4 times and the Nominating and Corporate Governance Committee met 4 times. In 2024, each of our incumbent directors then-serving attended at least 75% of the meetings of the Board and committees on which they served as a member.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. Also, on a regularly scheduled basis, but no less than once a year, the independent directors meet in a private session that excludes management and any non-independent directors. Each executive session of the independent directors is presided over by the Chairperson of the Board if the Chairperson qualifies as independent or, alternatively, by the Lead Director, if any, if the Chairperson does not qualify as independent, or a director designated by the independent directors.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of the Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. At our 2024 annual meeting of stockholders, seven of our directors then in office were in attendance.
Director Nominations Process
The Board is responsible for nominating director candidates for election to the Board, and for appointing directors to the Board to fill any vacancies that may occur in between annual elections of directors. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors and recommending to the Board director candidates for nomination either for election by stockholders or for appointment by the Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee considers, among other things: (i) personal and professional integrity, ethics and values; (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (iii) strong finance experience; (iv) relevant social policy concerns; (v) experience relevant to the Company’s industry; (vi) experience as a board member or executive officer of another publicly held company; (vii) relevant academic expertise or other proficiency in an area of the Company’s operations; (viii) diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; (ix) diversity of experience and perspective; (x) practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and (xi) any other relevant qualifications, attributes or skills. In determining whether to recommend a director for reelection, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Ms. Gonzales was initially recommend to serve as a member of our Board by Korn Ferry, an executive search firm engaged by the Company. Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their nomination for reelection, as applicable, at the Annual Meeting.
We are committed to inclusivity when considering candidates for membership on the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third-party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist with identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide an appropriate blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for reelection in the context of the Board evaluation process and other perceived needs of the Board.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering them as it does in considering other director candidates. Stockholders wishing to propose a candidate for consideration may do so by submitting their recommendation in writing to the attention of the Corporate Secretary at our address provided under the “Principal Executive Offices” section.
Board Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function primarily by its Audit Committee, as well as its Compensation Committee and Nominating and Corporate Governance Committee. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the Board is regularly informed through committee reports about such risks.
The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee is responsible for enterprise risk management, including the management of financial risks. In fulfilling this responsibility, the Audit Committee also reviews and discusses our guidelines and policies with respect to risk assessment and risk management, as well as discusses with Company management the steps that management has taken to monitor and control such exposures. The Audit Committee discusses with our management and independent registered public accounting firm any correspondence with regulators or government agencies that raise material issues regarding our financial statements or accounting policies. Additionally, the Audit Committee periodically discusses with our management the Company’s information technology initiatives, which includes education on cybersecurity and other risks relevant to Owlet, including safeguards to prevent or detect cybersecurity incidents that could be harmful to the Company. The Compensation Committee assists the Board by overseeing the management of risks relating to executive compensation, including review of incentive compensation arrangements and regulatory compliance to confirm that incentive pay does not encourage unnecessary risk-taking. Also, the Compensation Committee reviews and discusses, at least annually, the relationship between compensation-related risk management policies and practices, regulatory compliance, corporate strategy and senior executive compensation. The Nominating and Corporate Governance Committee assists the Board by managing risks associated with the independence of the Board.
Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and other corporate governance information are available on our Investor Relations website at www.investors.owletcare.com. You may also request hard copies by contacting our Corporate Secretary at our address and telephone number provided under the “Principal Executive Offices” section.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code is available on our Investor Relations website at www.investors.owletcare.com. You may also request a hard copy by contacting our Chief Legal Officer at our address and telephone number provided under the “Principal Executive Offices” section. In addition, we intend to post on our website all disclosures that are required by applicable SEC and NYSE rules concerning any amendments to, or waivers of, any provisions of our Code.
Insider Trading Compliance Policy; Anti-Hedging Policy
The Board has adopted an Insider Trading Compliance Policy, which governs the purchase, sale and other dispositions of our securities and applies to all of our directors, officers and employees. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and listing standards applicable to the Company. A copy of our Insider Trading Compliance Policy was filed as Exhibit 19.1 to our 2024 Form 10-K.
The Insider Trading Compliance Policy prohibits our directors, officers and employees from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset (or are designed to hedge or offset) any decrease in the market value of our equity securities. All such transactions involving our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly, are prohibited.
Clawback Policy
We have instituted a clawback policy in accordance with the NYSE’s final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, effective October 2, 2023 to support a culture of focused, diligent and responsible management that discourages conduct detrimental to our growth. The policy applies to each person who serves as an executive officer of the Company, as defined in Rule 10D-1(d) under the Exchange Act. In the event of a qualifying financial restatement, a covered employee will be required to forfeit erroneously awarded incentive compensation to the Company to the extent required under applicable law.
In connection with the preparation of its financial statements for the year ended December 31, 2024, the Company identified errors in its Consolidated Statement of Cash Flows for the year ended December 31, 2023 and the Condensed Consolidated Statements of Cash Flows for the interim periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024, and September 30, 2024. Specifically, the Company’s historical proceeds from short-term borrowings and payments of short-term borrowings were overstated by the same amount with no net impact to total cash flows from financing activities in its Consolidated Statement of Cash Flows for the

year ended December 31, 2023 and its Condensed Consolidated Statements of Cash Flows for the interim periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024, and September 30, 2024. Additionally, the Company also identified and corrected for immaterial classification errors between cash flows from operating activities and investing activities for the interim periods ended March 31, 2024, June 30, 2024, and September 30, 2024. The Company also identified and corrected for immaterial classification errors within the line items in the cash flows from operating activities and for an immaterial classification error between cash flows from operating activities and financing activities for the interim period ended September 30, 2024.
The Company assessed the effect of the errors on prior periods under the guidance of Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 99, “Materiality,” codified in ASC 250, Accounting Changes and Error Corrections (“ASC 250”). Based on its assessment, the Company determined that the errors were not material to any previously issued financial statements; however, the Company elected to revise its Consolidated Statement of Cash Flows and Condensed Consolidated Statements of Cash Flows included in its 2024 10-K.
In connection with the foregoing, the Company concluded that recovery of erroneously awarded compensation was not required pursuant to the Company’s clawback policy because the correction of errors did not impact the financial metrics used for any performance-based compensation awarded to any of our current or former executive officers during any of the applicable completed fiscal years.
Equity Grant Practices
Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has historically granted such awards on a predetermined annual schedule.
The grant dates of these equity awards are generally selected so as not to be within a short period of time, as described in the SEC’s Staff Accounting Bulletin 120 (“SAB 120”), prior to the release of material nonpublic information (“MNPI”) such as on Forms 8-K, 10-Q, or 10-K. Grants of equity awards may occur at other times during the year due to business needs, such as for newly hired employees or officers or newly appointed directors. The Board and Compensation Committee do not anticipate the timing of disclosure of MNPI when determining the timing and terms of such awards, and we do not time the release of MNPI for the purpose of affecting the value of executive compensation.
During fiscal year 2024, we did not grant stock options, stock appreciation rights, or similar option-like instruments to our named executive officers in the period beginning four business days prior to the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses MNPI and ending one business day thereafter.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with the Board, our non-management directors or any specified individual director, may do so by directing such written correspondence to the attention of the Chief Legal Officer at our address provided under the “Principal Executive Offices” section. The Chief Legal Officer will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE AND DIRECTOR COMPENSATION
Overview
This section discusses the material components of the executive compensation program for our 2024 named executive officers. Our named executive officers for 2024 are:
•	Kurt Workman, our Chief Executive Officer;
•	Jonathan Harris, our President; and
•	Amanda Crawford, our Chief Financial Officer;
Ms. Crawford was promoted to Chief Financial Officer effective July 9, 2024.
As an “emerging growth company,” as defined in the Jumpstart Our Business Startups (JOBS) Act, as amended, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
2024 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Kurt Workman Chief Executive Officer	2024	375,000	384,923	225,000	2,150	987,073
	2023	266,827	—		2,300	269,127
Jonathan Harris President	2024	375,000	880,697(3)	187,500	—	1,443,197
	2023	150,000	627,765	—	250	778,015
Amanda Crawford(4) Chief Financial Officer	2024	273,856	306,540(5)	105,000	2,150	687,547

(1)
Amounts shown represent the aggregate grant date fair value and, in the case of modified awards, incremental fair value, of RSU and restricted stock awards, in each case, as computed in accordance with FASB ASC Topic 718. See Note 10 (Share-Based Compensation) to the Company’s consolidated financial statements included in the Form 10-K for the assumptions used in determining these values.

(2)	For 2024, amounts represent, for each of Mr. Workman and Ms. Crawford, $2,150 in Company-paid contributions to a healthcare savings account.
(3)
In 2024, Mr. Harris agreed to cancel previously-granted RSUs in exchange for a greater number of time-based Restricted Stock Awards. As a result of this modification, the incremental fair value of the awards, computed in accordance with FASB ASC Topic 718, is included in the amount reported in the Stock Awards column for 2024.

(4)	Ms. Crawford was promoted to Chief Financial Officer effective July 9, 2024.
(5)
In 2024, Ms. Crawford agreed to cancel previously-granted RSUs in exchange for a greater number of time-based Restricted Stock Awards. The amount reported in the Stock Awards column for 2024 includes the incremental fair value recognized in connection with the 2024 modification, pursuant to which the RSUs were voluntarily cancelled.

Narrative to the Summary Compensation Table
2024 Annual Base Salary
We pay our executives a base salary to compensate them for services rendered to the Company. Base salary provides a fixed component of compensation reflecting each executive’s experience, role, responsibilities, and market conditions.
During 2024, the base salaries of Messrs. Workman and Harris were $375,000. Upon her promotion to Chief Financial Officer on July 9, 2024, Ms. Crawford’s base salary was increased to $300,000. The amounts reported in the “Salary” column of the Summary Compensation Table reflect actual base salary amounts paid during 2024, including pro-rated adjustments where applicable.
The Board and Compensation Committee may adjust base salaries from time to time in their discretion based on individual performance, Company performance, and other relevant factors.

2024 Annual Bonus
In 2024, we reinstated our company-wide performance-based bonus program. All named executive officers were eligible to participate, with bonus payouts determined based on the achievement of a pre-established EBITDA target. For 2024, the Company achieved its EBITDA performance goal, resulting in payouts at 100% of target for all participants, including our named executive officers. Bonus awards were calculated formulaically, without discretionary adjustments, and were paid in 2025. The amounts earned by each of our named executive officers are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
The Board and Compensation Committee retain discretion to adjust target bonus opportunities in future years as appropriate.
2024 Equity Compensation
We grant equity awards to our employees, including our executive officers, to attract and retain talent, motivate performance, and align employee interests with those of our shareholders. Our equity program includes stock options, time-based restricted stock units (“RSUs”) restricted stock awards (“RSAs”), and performance-based restricted stock units (“PRSUs”). While PRSUs remain a component of our long-term incentive program, no PRSUs were granted during 2024.
Time-Based RSUs
In September 2024, we granted annual RSU awards to employees, including our named executive officers, as part of our regular equity compensation program. Mr. Workman was granted 88,692 RSUs which vest 100% on April 15, 2026; Mr. Harris was granted 88,692 RSUs which vest 100% on April 8, 2026; and Ms. Crawford was granted 66,519 RSUs which vest 100% on March 25, 2026. Each RSU represents the right to receive one share of Common Stock upon vesting, subject to continued service.
In January 2024, we granted Mr. Harris an award of 74,488 RSUs that vest as to 25% of the RSUs on the first anniversary of the date of grant and in equal quarterly installments over the subsequent two years, subject to continued service to us through the applicable vesting date. Each RSU represents the right to receive one share of Common Stock upon vesting, subject to continued service.
Voluntary RSU Exchange
In 2024, we offered certain employees, including certain of our named executive officers, the opportunity to voluntarily exchange outstanding RSUs for a greater number of RSAs. This exchange modified the vesting schedules of the awards to encourage long-term retention and align employee and stockholder interests.
As part of the exchange, vesting schedules were significantly extended and staggered to encourage continued service and reduce the concentration of equity settlements. The program also helped mitigate potential short-term trading pressure associated with sell-to-cover transactions and supported the Company’s efforts to maintain compliance with applicable stock exchange listing standards.
In August 2024, Mr. Harris exchanged 45,766 RSUs, which were granted in July 2023 and originally scheduled to vest in August 2024, for 50,343 RSAs that vested in January 2025. In September 2024, Ms. Crawford exchanged 40,469 RSUs, which were granted in September 2023 and originally scheduled to vest in September 2024, for 44,517 RSAs that vested in December 2024.
In accordance with SEC rules and FASB ASC Topic 718, the amounts reported in the “Stock Awards” column of the Summary Compensation Table for 2024 for Messrs. Harris and Ms. Crawford include the incremental fair value resulting from the exchange of RSUs for RSAs.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
We maintain a 401(k) retirement savings plan for our employees, including our executive officers, who satisfy certain eligibility requirements. Our executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We did not make any matching contributions on behalf of our named executive officers in 2024. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
All of our full-time employees, including our executive officers, are eligible to participate in our health and welfare plans. These health and welfare plans include (i) medical, dental and vision benefits, (ii) short-term and long-term disability insurance, and (iii) supplemental life and accidental death & dismemberment insurance.
Perquisites and Other Personal Benefits
We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer, and such determinations may be made in consultation with the Board, Compensation Committee, Company management, an independent compensation consultant or other independent consultants or advisors. None of our named executive officers received any perquisites during 2024.
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table summarizes the outstanding equity awards held by our named executive officers as of December 31, 2024. The number of shares and exercise prices of the equity awards have been adjusted to reflect the 1 for 14 reverse stock split we completed on July 7, 2023.

	Option Awards						Stock Awards
Name	Vesting Start Date	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Kurt Workman	9/25/2024	9/25/2024					88,692(2)	394,679
	3/15/2022	3/15/2022					17,621(3)	78,413
	3/15/2022	3/15/2022							56,391(4)	250,940
	12/1/2020	1/24/2021	23,730(5)	515	99.82	1/23/2031
	4/19/2016	4/19/2016	540	—	1.68	4/18/2026
Jonathan Harris	9/25/2024	9/25/2024					88,692(6)	394,679
	8/15/2024	8/15/2024					50,343(7)	224,026
	1/15/2024	1/15/2024					74,488(8)	331,742
	8/15/2023	7/25/2023					80,092(8)	356,409
Amanda Crawford	9/25/2024	9/25/2024					66,519(9)	296,010
	4/15/2022	4/15/2022					2,956(10)	13,254

(1)	Amounts are calculated by multiplying the number of RSUs or PRSUs in the table by $4.45, which was the per share closing price of the Common Stock on December 31, 2024.
(2)	The RSUs vest as to 100% of the underlying shares on April 15, 2026, subject to Mr. Workman’s continued service with the Company.
(3)
The RSUs vest as to 25% of the underlying shares on the first anniversary of the vesting start date, and as to 1/16th of the underlying shares each quarter thereafter, subject to Mr. Workman’s continued service with the Company.

(4)
The PRSUs vest as to 25% of the underlying shares following certification of achievement of the following cumulative net revenue targets during the performance period beginning January 1, 2022 and ending December 31, 2025, subject to Mr. Workman’s continued service with the Company: $150 million, $300 million, $450 million, and $600 million.

(5)	The option vests and becomes exercisable as to 1/48th of the underlying shares on each monthly anniversary of the vesting start date, subject to Mr. Workman’s continued service with the Company.
(6)	The RSUs vest as to 100% of the underlying shares on April 8, 2026, subject to Mr. Harris’s continued service with the Company.
(7)	The RSAs vested fully on January 3, 2025.
(8)
The RSUs vest as to 25% of the underlying shares on the first anniversary of the date of grant, and in equal installments on a quarterly basis thereafter through the third anniversary of the date of grant, subject to Mr. Harris’s continued service with the Company.

(9)	The RSUs vest as to 100% of the underlying shares on March 25, 2026, subject to Ms. Crawford’s continued service with the Company.
(10)
The RSUs vested as to 25% of the underlying shares on the first anniversary of the date of grant, and in equal installments on a quarterly basis thereafter through the third anniversary of the date of grant.

Executive Compensation Arrangements
We have entered into an offer letter with each of our named executive officer that sets forth the named executive officer’s base salary, employee benefits eligibility, any signing bonus or one-time bonus opportunity and initial equity award. Any severance benefits included in our named executive officer offer letters were superseded by our Executive Change in Control Severance Plan (the “CIC Severance Plan”) described below.
Executive Change in Control Severance Plan
In August 2023, the Compensation Committee adopted the CIC Severance Plan, under which each of our named executive officers is eligible to receive compensation and benefits in the event of an involuntary termination of employment by the Company without cause, or a resignation from employment with the Company for good reason, which occurs within 3 months prior to, or 12 months after, the effective date of a change in control of the Company (a “Covered Termination”).
The CIC Severance Plan provides our named executive officers the following payments and benefits upon a Covered Termination: (i) a payment equal to 12 months base salary plus the target bonus for the year the Covered Termination occurred, prorated for the number of days the applicable executive was employed in such year, (ii) continued health coverage for a period of 12 months, or until the executive and their covered dependents become eligible for healthcare coverage under another employer’s plan(s), and (iii) accelerated vesting of all equity awards outstanding and unvested as of the date of the Covered Termination. The payments and benefits provided to our named executive officers under the CIC Severance plan are in lieu of benefits that would be incurred due to a Covered Termination under any other separation plan or agreement, including the employment offer letters, as applicable.
Director Compensation
In July 2023, the Board approved a non-employee director compensation program formalizing compensation for our non-employee directors who are unaffiliated with our institutional investors. The program provides eligible directors an annual cash retainer of $50,000 for serving on the Board, and an additional annual cash retainer of $32,500 for serving as the chairperson of the Audit Committee. Our directors may elect to receive their fees in cash, in RSUs, or in a combination of cash and RSUs. RSUs received pursuant to this election are granted on the fifth business day following the end of the applicable calendar quarter, and are fully-vested on the date of grant. In addition to the above fees, directors are also reimbursed for their out-of-pocket expenses in attending in-person meetings.
The non-employee director compensation program also provides for an annual award of RSUs, calculated by dividing $150,000 by the 30 trading day average closing price of a share of Common Stock as of the date of such annual meeting of the Company’s stockholders, rounded down to the nearest whole number. Such RSU awards are granted to continuing non-employee directors following each annual meeting of our stockholders, and vest immediately prior to the next annual meeting of the Company’s stockholders, subject to continued service of the director. However, in 2024, an exception was made to the director compensation program and the RSUs granted following our 2024 annual meeting of stockholders vested immediately.
Mr. Workman did not receive any additional compensation for his service as a director, and his compensation as an executive officer of the Company is set forth in the Summary Compensation Table above.
The following table sets forth information concerning the compensation of our non-employee directors for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Lior Susan	—	—	—
Zane M. Burke	50,000	160,222	210,022
Laura J. Durr	82,500	160,222	242,522
Melissa A. Gonzales	50,000	160,222	210,022
John C. Kim	50,000	160,222	210,022
Amy N. McCullough	—	—	—
Marc F. Stoll(2)	12,500	—	12,500

(1)	The amounts shown in this column relate to annual RSU grants made to each non-employee director in 2024 as further described below under the heading “Director Compensation.” These amounts reflect the 2024 annual RSU award, which was granted in August 2024 and are based upon the grant date fair value of awards calculated in accordance with FASB ASC Topic 718. See Note 10 (Share-Based Compensation) to the Company’s consolidated financial statements included in the Form 10-K for the assumptions used in determining these values. As of December 31, 2024, none of our non-employee directors held stock options or unvested stock awards.
(2)	Mr. Stoll became eligible to participate in the director compensation program on October 1, 2024 but did not receive an initial award of RSUs in connection with such eligibility.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes securities available under our equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (a)(2)	Weighted Average Per Share Exercise Price of Outstanding Options, Warrants and Rights(1) ($) (b)(3)	Number of Securities Remaining Available Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(4)
Equity compensation plans approved by security holders(1)	1,935,589	17.02	459,559
Equity compensation plans not approved by security holders	—	—	—
Total	1,935,589	17.02	459,559

(1)	Consists of the 2014 Incentive Plan and the 2021 Incentive Plan.
(2)
Represents (i) 427,555 shares of Common Stock to be issued upon exercise of outstanding options and (ii) 1,451,643 shares subject to outstanding RSUs, and (iii) 56,391 shares subject to outstanding PRSUs.

(3)	Represents the weighted-average exercise price of outstanding options and is calculated without taking into account the shares of Common Stock subject to outstanding RSUs.
(4)
Represents 201,266 shares remaining available for issuance under the 2021 Incentive Plan and 258,293 shares available for issuance under the 2021 Employee Stock Purchase Plan (the “2021 ESPP”). As of July 15, 2021, in connection with the Merger, no new awards are made under the 2014 Incentive Plan. The 2021 Incentive Plan provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, by an amount equal to the lesser of (i) 5% of the aggregate number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of Common Stock as is determined by the Board (but no more than 9,720,372 shares may be issued upon the exercise of incentive stock options). The 2021 ESPP provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, by an amount equal to the lesser of (i) 1% of the aggregate number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of Common Stock as is determined by the Board, provided that no more than 1,863,071 shares of Common Stock may be issued under the 2021 ESPP.

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of Common Stock, Series A Preferred Stock and Series B Preferred Stock as of August 15, 2025 by:
•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of the outstanding shares of any class of our outstanding voting securities;
•	each of the Company’s directors and director nominees;
•	each of the Company’s named executive officers included in the Summary Compensation Table; and
•	all of the Company’s directors and executive officers as a group.
Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or become exercisable within 60 days. Except as described in the footnotes below, we believe that based on the information furnished to us, each person and entity named in the table below has sole voting and dispositive power with respect to all shares of Common Stock beneficially owned by them, subject to any applicable community property laws.
The number of shares of Common Stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of August 15, 2025, including through the exercise of stock options and warrants and conversion of the Series A Preferred Stock and Series B Preferred Stock as noted in the table footnotes.

	Common Stock(2)		Shares Beneficially Owned Title or Class of Securities Series A Preferred Stock(2)		Series B Preferred Stock(2)
Name and address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(3)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(4)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(5)	Combined Voting Power(2)
Holders of More Than 5%
Entities affiliated with Eclipse(6)	12,224,954	48.0%	8,080	70.39%	6,000	64.9%	28.8%
Trilogy Equity Partners, LLC(7)	2,493,225	13.4%	1,086	9.46%	2,286	24.7%	6.7%
Kinderhook(8)	1,138,278	6.7%	—	—	—	—	5.7%
John Stanton and Theresa Gillespie(9)	728,568	4.0%	313	2.73%	714	7.72%	1.9%
The Melton 2020 Irrevocable Trust(10)	612,243	3.5%	600	5.2%	—	—	1.1%
Litespeed Capital, LLC(11)	408,162	2.3%	1,000	8.7%	—	—	*
Directors and Named Executive Officers
Zane M. Burke(12)	89,006	*	—	—	—	—	*
Laura J. Durr(13)	81,673	*	—	—	—	—	*
Melissa A. Gonzales(14)	68,909	*	—	—	—	—	*
John C. Kim(15)	366,788	2.1%	200	1.7%	250	2.7%	*
Amy N. McCulough	—	—	—	—	—	—	—
Marc F. Stoll	—	—	—	—	—	—	—
Lior Susan(16)	12,224,954	48.0%	8,080	70.4%	6,000	64.9%	28.8%
Kurt Workman(17)	531,097	3.1%	200	1.7%	—	—	1.9%
Jonathan Harris(18)	89,744	*	—	—	—	—	*
Amanda T. Crawford(19)	69,691	*	—	—	—	—	*
All Directors and Executive Officers as a Group (10 Individuals)(20)	13,521,862	52.2%	8,480	73.9%	6,250	67.6%	33.7%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address for each beneficial owner listed is c/o Owlet, Inc., 2940 West Maple Loop Drive, Suite 203, Lehi, Utah 84048.

(2)
Each share of Common Stock is entitled to one vote, and each share of our Series A Preferred Stock and Series B Preferred Stock is entitled to that number of votes equal to the whole number of shares of Common Stock into which such holder’s aggregate number of Series A Preferred Stock and/or Series B Preferred Stock, as applicable, are convertible.

The beneficial ownership information shown in the table under “Common Stock” includes the number of shares of Common Stock held by such holder, as well as shares of Common Stock such holder could acquire within 60 days of August 15, 2025, including by converting shares of Series A Preferred Stock, Series B Preferred Stock, exercising warrants or options, or upon settlement of restricted stock units. Each share of Series A Preferred Stock is currently convertible into shares of Common Stock at a conversion rate of 145.7726, and each share of Series B Preferred Stock is currently convertible into shares of Common Stock at a conversion rate of 129.6596. The percentage reported under “Combined Voting Power” represents the holder’s voting power with respect to all of our shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock outstanding as of August 15, 2025, voting as a single class, and, as to each holder, without including any shares of Common Stock that such holder could acquire by exercising warrants or options or upon vesting of restricted stock units, as such securities confer no voting power until the issuance of Common Stock upon their exercise or settlement, as applicable.
For additional information regarding voting power of certain holders of our Common Stock before and after giving effect to the transactions contemplated by the Exchange Agreement, please see Proposal 5.
(3)	Percentages are based upon the 17,052,820 shares of Common Stock that were outstanding on August 15, 2025.
(4)	Percentages are based upon the 11,479 shares of our Series A Preferred Stock that were outstanding on August 15, 2025, representing 1,717,051 shares in voting power entitled to vote.
(5)	Percentages are based upon the 9,250 shares of our Series B Preferred Stock that were outstanding on August 15, 2025, representing 1,199,348 shares in voting power entitled to vote.
(6)
Based on (A) information stated in the Schedule 13D/A filed with the SEC on August 22, 2024 by Eclipse Ventures GP I, LLC (“Eclipse I GP”), Eclipse Ventures Fund I, L.P. (“Eclipse I”), Eclipse Continuity GP I, LLC (“Eclipse Continuity GP”), Eclipse Continuity Fund I, L.P. (“Eclipse Continuity I”), Eclipse Early Growth GP I, LLC (“Eclipse EG GP I”), Eclipse Early Growth Fund I, L.P. (“Eclipse EGF I”) and Mr. Susan and (B) information known to the Company. Consists of (i) 1,066,472 shares of Common Stock held of record by Eclipse Continuity I, (ii) 968,694 shares of Common Stock held of record by Eclipse I, (iii) 1,766,763 shares of Common Stock held of record by Eclipse EGF I, (iv) 1,177,842 are shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock held by Eclipse EGF I, (iv) 5,300,921 are shares of Common Stock issuable upon exercise of the Series A Warrants held by Eclipse EGF I, (v) 777,957 are shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock held by Eclipse EGF I, and (vi) 1,166,935 are shares of Common Stock issuable upon exercise of the Series B Warrants held by Eclipse EGF I. Eclipse Continuity GP is the general partner of Eclipse Continuity I and may be deemed to have voting and dispositive power over the shares held by Eclipse Continuity I. Eclipse I GP is the general partner of Eclipse I and may be deemed to have voting and dispositive power over the shares held by Eclipse I. Eclipse EG GP I is the general partner of Eclipse EGF I and may be deemed to have voting and dispositive power over the shares held by Eclipse EGF I. Mr. Susan is the sole managing member of each of Eclipse Continuity GP, Eclipse I GP and Eclipse EG GP I and may be deemed to have voting and dispositive power with respect to the shares held by each of Eclipse Continuity I, Eclipse I and Eclipse EGF I. The principal business address of each of the foregoing entities is c/o Eclipse Ventures, 514 High Street, Suite 4, Palo Alto, California 94301.

Eclipse is not currently permitted to vote shares of Series B Preferred Stock it holds to the extent such shares would result in Eclipse beneficially owning more than the Share Cap, provided that all outstanding Series B Preferred Stock and all of the shares of Common Stock underlying such Series B Preferred Stock are deemed to be outstanding for such calculation (but, in the case of Eclipse, only up to the Share Cap) and no unexercised rights, options, warrants or conversion privileges to acquire shares of Common Stock are included. Similarly, Eclipse is not currently permitted to exercise any portion of the Series A Warrants or Series B Warrants it holds to the extent such exercise would result in Eclipse beneficially owning more than the Share Cap.
(7)
Based on information included in the Schedule 13D/A filed with the SEC on August 22, 2024 and on information known to the Company, Trilogy Equity Partners, LLC has sole voting and sole dispositive power over 2,493,225 shares of Common Stock and consists of (i) 880,999 shares of Common Stock, (ii) 158,309 shares of Common Stock issuable upon conversion of Series A Preferred Stock, (iii) 712,915 shares of Common Stock issuable upon exercise of Series A Warrants, (iv) 296,401 shares of Common Stock issuable upon conversion of Series B Preferred Stock, and (v) 444,601 shares of Common Stock issuable upon the exercise of Series B Warrants. The principal business address of Trilogy Equity Partners, LLC is 155 108th Avenue N.E., Suite 400, Bellevue, Washington 98004.

(8)
Based on (A) information included in a Schedule 13G/A filed with the SEC on July 10, 2025 by Kinderhook 2 GP LLC, Kinderhook 2, LP, Mr. Clearman and Mr. Shah and (B) information known to the Company. Consists of 1,138,278 shares of Common Stock held by Kinderhook 2, LP. Kinderhook 2 GP LLC is the general partner of Kinderhook 2, LP and may be deemed to have voting and dispositive power over the shares held by Kinderhook 2, LP. Mr. Clearman and Mr. Shah are each a managing member of Kinderhook 2 GP LLC and may be deemed to have voting and dispositive power with respect to the shares held by Kinderhook 2, LP. The principal business address of each of the foregoing entities is c/o 2, Executive Drive, Suite 585, Fort Lee, New Jersey 07024.

(9)
Based on information stated in the Schedule 13G/A filed with the SEC on October 24, 2024 and information known to the Company. John Stanton has sole voting and sole dispositive power over 61,874 shares of Common Stock, and each of John Stanton and Theresa Gillespie have shared voting power and shared dispositive power over 666,694 shares of Common Stock. Includes (i) 176,974 shares of Common Stock held by the Reporting Persons as tenants in common; (ii) 38,147 shares of Common Stock held as tenants in common through their 89.77% ownership of PN Cellular Inc., an entity that owns 42,494 shares of Common Stock; (iii) 15,465 shares of Common Stock beneficially owned by Mr. Stanton as the sole trustee for the Peter Thomsen Trust #2, (iv) 15,465 shares of Common Stock beneficially owned by Mr. Stanton as the sole trustee for the Samuel Thomsen Trust #2, (v) 1,457 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock beneficially owned by John Stanton as sole trustee for the Peter Thomsen Trust #2, (vi) 2,982 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred Stock beneficially owned by John Stanton as sole trustee for the Peter Thomsen Trust #2, (vii) the issuance of 11,033 shares of Common Stock upon the exercise of warrants beneficially owned by John Stanton as sole trustee for the Peter Thomsen Trust #2, (viii) 1,457 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock beneficially owned by John Stanton as sole trustee for the Samuel Thomsen Trust #2, (ix) 2,982 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred Stock beneficially owned by John Stanton as sole trustee for the Samuel Thomsen Trust #2, (x) 11,033 shares of Common Stock issuable upon the exercise of warrants beneficially owned by John Stanton as sole trustee for the Samuel Thomsen Trust #2, (xi) 42,711 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock beneficially owned by the Reporting Persons as tenants in common, (xii) 86,612 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred Stock beneficially owned by the Reporting Persons as tenants in common, and (xiii) the issuance of 322,250 shares of Common Stock upon the exercise of warrants held by the Reporting Persons as tenants in common. The principal business address of John Stanton and Theresa Gillespie is P.O. Box 465, Medina, Washington 98039. Mr. Stanton and Ms. Gillespie are managing directors and founding partners of Trilogy Equity Partners.
(10)
Based on information known to the Company. Consists of the following held by The Melton 2020 Irrevocable Trust (“Melton Trust”): (i) 131,195 shares of Common Stock, (ii) 87,463 shares of Common Stock issuable upon conversion of Series A Preferred Stock, and (iii) 393,585 shares of Common Stock issuable upon the exercise of Series A Warrants. The principal business address of Melton Trust is 201 S. Phillips Ave., Suite 200, Sioux Falls, South Dakota 57104.

(11)
Based on information known to the Company. Consists of the following held by Litespeed Capital, LLC (“Litespeed”): (i) 145,772 shares of Common Stock issuable upon conversion of Series A Preferred Stock, and (ii) 262,390 shares of Common Stock issuable upon the exercise of Series A Warrants. The principal business address of Litespeed is 12 Forest Road, Sag Harbor, NY 11963.

(12)	Consists of 89,006 shares of Common Stock held directly by Mr. Burke.
(13)	Consists of 81,673 shares of Common Stock held directly by Ms. Durr.
(14)	Consists of 68,909 shares of Common Stock held directly by Ms. Gonzales.
(15)
Consists of (i) 125,404 shares of Common Stock held directly by Mr. Kim, (ii) 29,154 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, (iii) 131,195 shares of Common Stock issuable upon the exercise of Series A Warrants, (iv) 32,414 shares of Common Stock issuable upon the conversion of Series B Preferred Stock, and (v) 48,621 shares of Common Stock issuable upon the exercise of Series B Warrants.

(16)	See note 6.
(17)
Consists of (i) 194,282 shares of Common Stock held directly by Mr. Workman, (ii) 148,157 shares of Common Stock held directly by his spouse, (iii) 24,785 shares of Common Stock issuable upon the exercise of options exercisable as of or within 60 days of August 15, 2025; (iv) 3,524 shares of Common Stock issuable under RSUs vesting within 60 days of August 15, 2025; (v) 29,154 shares of Common Stock issuable upon the conversion of Series A Preferred Stock; and (vi) 131,195 shares of Common Stock issuable upon the exercise of Series A Warrants.

(18)	Consists of 89,744 shares of Common Stock held directly by Mr. Harris.
(19)	Consists of 69,691 shares of Common Stock held directly by Ms. Crawford.
(20)
Consists of (i) 4,668,795 shares of Common Stock held directly, (ii) 24,785 shares of Common Stock issuable upon the exercise of options exercisable as of or within 60 days of August 15, 2025, (iii) 3,524 shares of Common Stock issuable under RSUs vesting within 60 days of August 15, 2025, (iv) 1,236,150 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, (v) 5,562,681 shares of Common Stock issuable upon the exercise of Series A Warrants, (vi) 810,371 shares of Common Stock issuable upon the conversion of Series B Preferred Stock, and (vii) 1,215,556 shares of Common Stock issuable upon the exercise of Series B Warrants.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than ten percent of the Common Stock to file with the SEC reports of their ownership and changes in their ownership of the Common Stock. To our knowledge, based solely on (i) review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2024 filed with the SEC and (ii) written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than ten percent of the Common Stock were filed on a timely basis during the year ended December 31, 2024, other than: (i) one late Form 4 for Ms. Scolnick relating to one transaction, (ii) one late Form 4 for Ms. Crawford relating to one transaction, and (iii) one late Form 4 for Mr. Harris relating to one transaction.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures on Transactions with Related Persons
The Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception of such conflicts of interest). The Board has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the NYSE. Under such policy, a related person transaction, and any material amendment or modification to a related person transaction, will be reviewed and approved or ratified by the Audit Committee or by the disinterested members of the Board.
In connection with the review and approval or ratification of a related person transaction:
•
Management will disclose to the Audit Committee or disinterested directors, as applicable, information such as the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction and other material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•
Management will advise the Audit Committee or disinterested directors, as applicable, as to other relevant considerations such as whether the related person transaction conflicts with the terms of our agreements governing our material outstanding indebtedness that limit or restricts our ability to enter into a related person transaction; and

•	Related person transactions will be disclosed in our applicable filings under the Securities Act of 1933, as amended, or the Exchange Act, and related rules, and, to the extent required.
In addition, the related person transaction policy provides that the Audit Committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent,” or “non-employee” director, as applicable, under the rules and regulations of the SEC and NYSE.
A “related person transaction” is, subject to exceptions provided under SEC Regulation S-K, a transaction, arrangement or relationship in which Owlet or its subsidiaries was, is or will be a participant and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•	Any person who is, or at any time during the applicable period was, one of our officers or one of our directors;
•	Any person who is known by Owlet to be the beneficial owner of more than five percent (5%) of its voting stock; and
•
Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law, or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock.

Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.
Related Person Transactions
2025 Warrant Exchange
On August 7, 2025, we entered into the Exchange Agreement with the Holders, which include: an entity affiliated with Eclipse, a beneficial owner of more than 5% of the Common Stock and where Lior Susan, our Chairman is the sole managing member; Trilogy, a beneficial owner of more than 5% of the Common Stock and where Amy McCullough, a member on the Board, serves as President and Managing Director; John Kim, a member of the Board; Kurt Workman, the Company’s Chief Executive Officer and member of the Board; Melton Trust, a beneficial owner of more than 5% of the Common Stock; John Stanton and Theresa Gillespie, beneficial owners of more than 5% of the Common Stock; and Litespeed, a beneficial owner of more than 5% of the Common Stock. Pursuant to the terms of the Exchange Agreement, and subject to the terms and conditions set forth therein, the Holders will exchange the Warrants held by such Holders (constituting an aggregate of 7,215,737 shares of Common Stock issuable under the Series A Warrants and 1,799,021 shares of Common Stock issuable under the Series B Warrants) for an aggregate of 5,426,429 newly issued shares (collectively, the “Exchanged Shares”) of Common Stock. The foregoing related persons will collectively exchange Series A Warrants and Series B Warrants for an aggregate of 5,426,429 newly issued shares of Common Stock. The consummation of the Exchanges are subject to stockholder approval of Proposal 5 and other customary closing conditions set forth in the Exchange Agreement. For additional information, please see Proposal 5.
February 2024 Private Placement Financing and Series B Warrants
On February 29, 2024, we entered into private placement investment agreements with certain investors, pursuant to which we issued and sold to various investors (i) an aggregate of 9,250 shares of Series B Preferred Stock and (ii) 1,799,021 shares of Common Stock issuable under the Series B Warrants, for aggregate gross proceeds of $9.25 million (collectively, the “2024 Private Placement”). The Series B Warrants have a per share exercise price of $7.7125 and are exercisable by the holder at any time on or before March 1, 2029. In connection with the 2024 Private Placement, we agreed to file at our expense a shelf registration statement to register the resale of all the shares of Common Stock issuable upon conversion or exercise of the Series B Preferred Stock and the Series B Warrants, which registration statement was filed in May 2024.
The Certificate of Designation for the Series B Preferred Stock includes provisions that prevent Eclipse from converting its shares of Series B Preferred Stock to the extent such action would result in Eclipse beneficially owning in excess of 48.9% of the Company’s outstanding Common Stock (the “Share Cap”), provided that such Share Cap is subject to removal at Eclipse’s sole discretion upon written notice to the Company, provided further that any increase or removal of such Share Cap will not be effective before the sixty-first (61st) day after such written notice. As of the date of this Proxy Statement, Eclipse has not provided written notice to the Company of any change to, or removal of, the Share Cap. The following table sets forth the aggregate number of shares of Series A Preferred Stock and Series A Warrants acquired in the 2023 Private Placement and Series B Preferred Stock and Series B warrants acquired in the 2024 Private Placement by holders of more than 5% of any class of our outstanding voting securities, including entities that became holders of more than 5% of any class of our outstanding voting securities as a result of the 2023 Private Placement and 2024 Private Placement, and by certain of our directors and executive officers.

Participants	Shares of Series A Preferred Stock	Series A Warrant Shares	Aggregate Purchase Price - 2023 Private Placement	Shares of Series B Preferred Stock	Series B Warrant Shares	Aggregate Purchase Price - 2024 Private Placement	Total Aggregate Purchase Price Paid
Greater than Five Percent Holders(1)
Entities Affiliated with Eclipse(2)	20,200	5,200,291	$20,200,000	6,000	1,166,935	$6,000,000	$26,200,000
Trilogy Equity Partners, LLC(3)	2,717	712,915	$2,717,000	2,286	444,601	$2,286,000	$5,003,000
Walleye Opportunities Master Fund Ltd	2,250	590,378	$2,250,000				$2,250,000
The Melton 2020 Irrevocable Trust	1,500	393,585	$1,500,000				$1,500,000
John Stanton and Theresa Gillespie	733	192,332	$733,000	668	129,918	$668,000	$1,401,000
Samuel Thomsen Trust #2(4)	25	6,559	$25,000	23	4,473	$23,000	$48,000
Peter Thomsen Trust #2(4)	25	6,559	$25,000	23	4,473	$23,000	$48,000
Directors and Executive Officers
Kurt Workman	500	131,195	$500,000				$500,000
John Kim	500	131,195	$500,000	250	48,621	$250,000	$750,000

(1)	Additional details regarding certain of these stockholders and their equity holdings are provided in this Proxy Statement under the caption “Stock Ownership.”
(2)	Two of our directors, Lior Susan and Marc F. Stoll, are affiliated with Eclipse.
(3)	Our director, Amy N. McCullough, is affiliated with Trilogy.
(4)	The Samuel Thomsen Trust #2 and the Peter Thomsen Trust #2 are affiliated with Trilogy.

February 2023 Private Placement Financing and Series A Warrants
On February 17, 2023, we entered into private placement investment agreements with certain investors, pursuant to which we issued and sold to various investors (i) an aggregate of 30,000 shares of Series A Preferred Stock and (ii) 7,871,719 shares of Common Stock issuable under the Series A Warrants, for aggregate gross proceeds of $30.0 million (collectively, the “2023 Private Placement”). The Series A Warrants have a per share exercise price of $4.662 (which reflects the adjusted exercise price following the 1 for 14 reverse stock split we completed on July 7, 2023) and are exercisable by the holder at any time on or before February 17, 2028. In connection with the 2023 Private Placement, we agreed to file at our expense a shelf registration statement to register the resale of all the shares of Common Stock issuable upon conversion or exercise of the Series A Preferred Stock and the Series A Warrants, which registration statement was filed in April 2023.
Stockholders Agreement
In connection with the closing of the merger by which Old Owlet entered into a Merger Agreement (the “Merger Agreement”) with SBG and Project Olympus Merger Sub, Inc. (“Merger Sub”), whereby on July 15, 2021 Merger Sub merged with and into Old Owlet, with Old Owlet surviving as a wholly owned subsidiary of SBG (the “Merger”), we and certain shareholders of Old Owlet entered into a Stockholders Agreement (the “Stockholders Agreement”), which provides for the following terms and other customary terms and conditions:
•
Eclipse Nomination Rights. From the closing of the Merger and until such time as Eclipse beneficially owns less than 10% of the Common Stock: (i) Eclipse will be entitled to nominate one director for election upon sufficient written notice to Owlet; and (ii) if Eclipse makes a nomination, we shall include such director as a nominee for election as a director at the applicable Owlet shareholders meeting and recommend to the Owlet shareholders that such Eclipse director be elected as a director at such Owlet shareholder meeting.

•	Chairperson. Lior Susan shall serve as Chairperson of the Board at closing of the Merger.
In connection with the 2023 Private Placement, we and Eclipse Ventures Fund I, L.P., Eclipse Continuity Fund I, L.P. and Eclipse Early Growth Fund I, L.P. entered into an Amended and Restated Stockholders Agreement (the “A&R Stockholders Agreement”), which amends and restates the Stockholders Agreement. The A&R Stockholders Agreement provides that (a) until such time as Eclipse beneficially owns less than 20.0% of the total voting power entitled to elect directors, Eclipse shall be entitled to nominate two individuals (the “Eclipse Directors” and each, an “Eclipse Director”) and (b) from such time that Eclipse beneficially owns less than 20.0% of the total voting power entitled to elect directors and until Eclipse beneficially owns less than 10.0% of the total voting power entitled to elect directors, Eclipse will be entitled to nominate one Eclipse Director. Messrs. Susan and Stoll serve as the Eclipse director nominees.
SBG Related Party Transactions- Related Party Note and Reimbursements
SBG’s sponsor, Sandbridge Acquisition Holdings LLC (the “Sponsor”), officers and directors, or any of its or their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities undertaken on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. SBG’s audit committee reviewed on a quarterly basis all payments that were made to the Sponsor, SBG’s officers and directors or any of its or their affiliates and determined which expenses and the amount of expenses that would be reimbursed. During fiscal 2023 and 2024, we did not reimburse SBG for any out-of-pocket expenses incurred by the Sponsor, SBG’s directors, officers and/or their respective affiliates.
Indemnification under the Certificate of Incorporation and Bylaws; Indemnification Agreements
We have also entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the indemnities with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of shareholders to be held in 2026 (the “2026 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to our Corporate Secretary at our address (provided under the “Principal Executive Offices” section) not later than May 13, 2026.
Stockholders intending to present a proposal at our 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Chief Legal Officer receive written notice from the registered stockholder of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than June 10, 2026 and no later than July 10, 2026. The notice must contain the information required by our Bylaws. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after October 8, 2026, then our Corporate Secretary must receive such written notice not later than the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
In connection with our solicitation of proxies for our 2026 Annual Meeting, we intend to file a proxy statement and proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at www.sec.gov.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will household materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the 2024 Annual Report by contacting Broadridge Financial Solutions, Inc. by telephone at (866) 540-7095 or in writing sent to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2024 ANNUAL REPORT
Our 2024 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is being mailed with this Proxy Statement to those shareholders that receive this Proxy Statement in the mail.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a shareholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at our address and telephone number provided under the “Principal Executive Offices” section.
Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or voting instruction form or by Internet or telephone voting as described on your proxy card or voting instruction form.

INCORPORATION BY REFERENCE
We hereby incorporate by reference the following items into this Proxy Statement from our Annual Report on Form 10-K for the year ended December 31, 2024, which is the annual report sent to security holders pursuant to the requirements of Rule 14a-3 of the Exchange Act: Items 7, 7A, 8 and 9.
In addition to the information incorporated herein by reference, financial and other information regarding our financial results for the quarterly period ended March 31, 2025 can be found in Appendix C hereto, and our financial results for the quarterly period ended June 30, 2025 can be found in Appendix D hereto.
PRINCIPAL EXECUTIVE OFFICES
The mailing address and telephone number for our principal executive offices are:
Owlet, Inc.
2940 West Maple Loop Drive
Suite 203
Lehi, Utah 84048
Telephone: (844) 334-5330
By Order of the Board of Directors:

Kurt Workman
Co-Founder, Chief Executive Officer and Director

Lehi, Utah
September 10, 2025

APPENDIX A
AMENDMENT NO. 2 TO
OWLET, INC.
2021 INCENTIVE AWARD PLAN
THIS AMENDMENT NO. 2 (this “Amendment”) to the Owlet, Inc. 2021 Incentive Award Plan, as amended (the “Plan”) is made and adopted by the Board of Directors (the “Board”) of Owlet, Inc., a Delaware corporation (the “Company”), subject to, and effective upon, the approval of the Company’s stockholders (the date of such approval, the “Effective Date”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan.
RECITALS
WHEREAS, pursuant to Section 11.4 of the Plan, the Board has the authority to amend the Plan from time to time, including to increase the maximum aggregate number of Shares available for issuance thereunder, subject to approval of the Company’s stockholders within twelve (12) months thereof; and
WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan as set forth herein.
NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, subject to approval of the increase in reserved Shares provided by this Amendment by the Company’s stockholders within twelve (12) months of the date the Board approves this Amendment:
AMENDMENT
1. The word “and” preceding subclause (iv) of Section 2.27 of the Plan is hereby deleted, and new subclause (v) shall be added to Section 2.27 of the Plan to read as follows:
“; and (v) 375,000 Shares.”
2. This Amendment shall be and is hereby incorporated into and forms a part of the Plan.
3. Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.
A-1

APPENDIX B
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
OWLET, INC.
Owlet, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:
That resolutions were duly adopted by the Board of Directors of the Corporation recommending and declaring advisable that the Second Amended and Restated Certificate of Incorporation of the Corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to add a new Article X, to provide as follows:

“ARTICLE X.

To the fullest extent permitted by the laws of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, no officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of his or her fiduciary duties as an officer. No amendment to, or modification or repeal of, this Article X shall adversely affect any right or protection of any officer of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.”

SECOND:	That, at an annual meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.

THIRD:	That, the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Financial Officer on this [•] day of [•], 2025.

OWLET, INC.

By:
Name:	Amanda Crawford
Title:	Chief Financial Officer

B-1

APPENDIX C

Selected Information from the Company’s Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 2025
Item 1. Financial Statements
Owlet, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$16,310	$20,245
Restricted cash	300	386
Accounts receivable, net of allowance for credit losses of $811 and $653, respectively	16,525	12,136
Inventory	11,813	10,523
Prepaid expenses and other current assets	3,467	2,823
Total current assets	48,415	46,113
Property and equipment, net	99	102
Right of use assets, net	109	138
Intangible assets, net	1,049	975
Other assets	1,725	2,187
Total assets	$51,397	$49,515
Liabilities, Mezzanine Equity, and Stockholders’ Deficit
Current liabilities:
Accounts payable	$12,708	$11,281
Accrued and other expenses	16,478	16,378
Current portion of deferred revenues	1,457	1,404
Line of credit	8,498	6,263
Current portion of long-term and other debt	1,554	1,103
Total current liabilities	40,695	36,429
Long-term debt, net	3,846	4,331
Common stock warrant liabilities	18,656	25,343
Other long-term liabilities	200	226
Total liabilities	63,397	66,329
Commitments and contingencies (Note 5)
Mezzanine equity:
Series A convertible preferred stock, $0.0001 par value, 11,479 and 11,479 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	5,651	5,151
Series B convertible preferred stock, $0.0001 par value; 9,250 and 9,250 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	3,800	3,452
Redeemable common stock, 687,500 and 750,000 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	4,355	4,334
Total mezzanine equity	13,806	12,937
Stockholders’ deficit:
Common stock, $0.0001 par value, 107,142,857 shares authorized as of March 31, 2025 and December 31, 2024; 15,808,849 and 15,725,783 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	2	2
Additional paid-in capital	239,362	238,442
Accumulated deficit	(265,170)	(268,195)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

	March 31, 2025	December 31, 2024
Total stockholders’ deficit	(25,806)	(29,751)
Total liabilities, mezzanine equity, and stockholders' deficit	$51,397	$49,515

Owlet, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Revenues	$21,104	$14,750
Cost of revenues	9,778	8,203
Gross profit	11,326	6,547
Operating expenses:
General and administrative	7,092	6,050
Sales and marketing	4,002	3,896
Research and development	2,903	2,347
Total operating expenses	13,997	12,293
Operating loss	(2,671)	(5,746)
Other income (expense):
Interest expense, net	(991)	(161)
Common stock warrant liability adjustment	6,687	9,179
Other income (expense), net	12	2
Total other income (expense), net	5,708	9,020
Income before income tax provision	3,037	3,274
Income tax provision	(12)	—
Net income and comprehensive income	3,025	3,274
Accretion on convertible preferred stock	(847)	(1,328)
Allocation of net income to participating securities	(344)	(661)
Accretion on redeemable common stock	(21)	—
Allocation of net income to participating securities to redeemable common stockholders	14	—
Allocation of net income attributable to redeemable common stockholders	(79)	—
Net income attributable to redeemable common stockholders	86	—
Net income attributable to common stockholders	$1,748	$1,285
Net income per share attributable to common stockholders, basic	$0.11	$0.15
Weighted-average number of shares outstanding used to compute net income per share attributable to common stockholders, basic	15,383,287	8,740,059
Net income (loss) per share attributable to common stockholders, diluted	$0.11	$(0.51)
Weighted-average number of shares outstanding used to compute net income (loss) per share attributable to common stockholders, diluted	15,383,287	9,617,825
Net income per share attributable to redeemable common stockholders, basic	$0.15	$—
Weighted-average number of shares outstanding used to compute net income per share attributable to redeemable common stockholders, basic	562,500	—
Net income per share attributable to redeemable common stockholders, diluted	$0.15	$—
Weighted-average number of shares outstanding used to compute net income per share attributable to redeemable common stockholders, diluted	687,500	—

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Owlet, Inc.
Condensed Consolidated Statements of Changes in Mezzanine Equity and Stockholders’ Deficit
(in thousands, except share and per share amounts)
(unaudited)

	Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Redeemable Common Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders' Deficit
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance as of December 31, 2023	28,628	$7,855	—	$—	—	$—	8,797,456	$1	$218,127	$(255,659)	$(37,531)
Issuance of convertible preferred stock	—	—	9,250	2,394	—	—	—	—	—	—	—
Preferred stock issuance costs	—	—	—	(102)	—	—	—	—	—	—	—
Accretion on convertible preferred stock	—	1,212	—	116	—	—	—	—	(1,328)	—	(1,328)
Conversion of preferred stock	(1,178)	(332)	—	—	—	—	171,719	—	332	—	332
Issuance of common stock for restricted stock units vesting	—	—	—	—	—	—	22,437	—	—	—	—
Issuance of common stock for employee stock purchase plan	—	—	—	—	—	—	22,791	—	92	—	92
Stock-based compensation	—	—	—	—	—	—	—	—	2,227	—	2,227
Net income	—	—	—	—	—	—	—	—	—	3,274	3,274
Balance as of March 31, 2024	27,450	$8,735	9,250	$2,408	—	$—	9,014,403	$1	$219,450	$(252,385)	$(32,934)
Balance as of December 31, 2024	11,479	$5,151	9,250	$3,452	750,000	$4,334	15,725,783	$2	$238,442	$(268,195)	$(29,751)
Accretion on convertible preferred stock	—	500	—	348	—	—	—	—	(847)	—	(847)
Accretion on redeemable common stock	—	—	—	—	—	21	—	—	(21)	—	(21)
Common stock issuance costs	—	—	—	—	—	—	—	—	7	—	7
Forfeiture of redeemable common stock	—	—	—	—	(62,500)	—	—	—	—	—	—
Issuance of common stock for restricted stock units vesting	—	—	—	—	—	—	56,149	—	—	—	—
Issuance of common stock for employee stock purchase plan	—	—	—	—	—	—	26,917	—	97	—	97
Stock-based compensation	—	—	—	—	—	—	—	—	1,684	—	1,684
Net income	—	—	—	—	—	—	—	—	—	3,025	3,025
Balance as of March 31, 2025	11,479	$5,651	9,250	$3,800	687,500	$4,355	15,808,849	$2	$239,362	$(265,170)	$(25,806)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Owlet, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities
Net income	$3,025	$3,274
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	119	109
Stock-based compensation	1,657	2,227
Provision for credit losses	64	(388)
Common stock warrant liability adjustment	(6,687)	(9,179)
Impairment of intangible and other assets	5	9
Amortization of right of use assets	29	356
Amortization of issuance costs	659	—
Other adjustments, net	169	16
Changes in assets and liabilities:
Accounts receivable	(4,453)	2,765
Prepaid expenses and other assets	(619)	555
Inventory	(1,408)	(1,245)
Accounts payable and accrued and other expenses	1,520	(1,158)
Lease liabilities	(48)	(477)
Other liabilities	—	(201)
Deferred revenue	42	(22)
Other, net	1	3
Net cash used in operating activities	(5,925)	(3,356)
Cash flows from investing activities
Purchase of property and equipment	(4)	—
Purchase of intangible assets	—	(37)
Capitalized internal-use software development costs	(106)	—
Net cash used in investing activities	(110)	(37)
Cash flows from financing activities
Proceeds from issuance of preferred stock, net of $0 and $158 of paid transaction costs, respectively	—	9,092
Proceeds from short-term borrowings	13,424	7,253
Payments of short-term borrowings	(11,491)	(9,704)
Payments of long-term borrowings	—	(1,500)
Employee taxes paid related to the net share settlement of stock-based awards	(395)	(31)
Proceeds related to the issuance of common stock under stock plans	395	31
Issuance costs paid related to 2024 preferred stock and warrants	(16)	—
Other, net	97	92
Net cash provided by financing activities	2,014	5,233
Net change in cash, cash equivalents, and restricted cash	(4,021)	1,840
Cash, cash equivalents, and restricted cash at beginning of period	20,631	16,557
Cash, cash equivalents, and restricted cash at end of period	$16,610	$18,397

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Owlet, Inc.
Condensed Consolidated Statements of Cash Flows (continued)
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Supplemental disclosure of cash flow information:
Cash paid for interest	$357	$419
Supplemental disclosure of non-cash investing and financing activities:
Purchases of property and equipment included in accounts payable	$26	$3
Purchases of intangible assets included in accounts payable	33	13
Conversion of preferred stock	—	332
Accretion on preferred stock and redeemable common stock	869	1,328
Equity issuance costs included in accounts payable and accrued liabilities	260	235
Reclassification from long-term to current debt	753	—
Stock-based compensation for software development	27	—

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Owlet, Inc.
Notes to Condensed Consolidated Financial Statements
(in thousands, except share and per share amounts)
(unaudited)
Note 1. Basis of Presentation
As used in these financial statements, unless otherwise stated or the context otherwise requires: “we,” “us,” “our,” “Owlet,” the “Company,” and similar references refer to Owlet, Inc. and its subsidiaries, “common stock” refers to our Class A common stock.
Basis of Presentation and Principles of Consolidation
The accompanying unaudited condensed consolidated financial statements of the Company and its subsidiaries have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) regarding interim financial reporting. The condensed consolidated balance sheet as of December 31, 2024, included herein, was derived from the audited consolidated financial statements as of that date, but does not include all disclosures including certain notes required by U.S. GAAP on an annual reporting basis. All intercompany transactions and balances have been eliminated in consolidation. In the opinion of management, the accompanying unaudited condensed consolidated financial statements reflect all normal recurring adjustments necessary for the fair statement of the Company’s financial position, results of operations, and cash flows for the interim periods presented. All dollar amounts, except per share amounts, in the notes are presented in thousands, unless otherwise specified.
Certain prior year amounts have been reclassified to conform to the current period presentation.
Risks and Uncertainties
In accordance with ASU No. 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40), the Company has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the unaudited condensed consolidated financial statements included in this quarterly report on Form 10-Q are issued.
Since inception, the Company has experienced recurring operating losses and generated negative cash flows from operations, resulting in an accumulated deficit of $265,170 as of March 31, 2025. During the three months ended March 31, 2025 and 2024, the Company had negative cash flows from operations of $5,925 and $3,356, respectively. As of March 31, 2025, the Company had $16,310 of cash on hand.
As the Company continues to address these financial conditions, management has undertaken the following actions:
•
As described further in Note 7, Common Stock Issuance, Redeemable Common Stock, Common Stock Warrants, and Convertible Preferred Stock, in September 2024, the Company issued 3,135,136 shares of its common stock and received net proceeds of $10,590 and in February 2024, the Company consummated a sale of preferred stock and warrants to purchase its common stock for a gross purchase price of $9,250.

•
As described in Note 4, Debt and Other Financing Arrangements, in September 2024, the Company entered into a loan facility agreement with WTI Fund X, Inc. and WTI Fund XI, Inc. (collectively “WTI” or “Lenders”) for a term loan facility of up to $15,000 (the “WTI Loan Facility”) and on September 11, 2024, the Company entered into an asset-based revolving credit facility (the “ABL Line of Credit”) with ABL OPCO LLC, as the lender, with a maximum revolving commitment amount of up to $15,000, with an additional $5,000 revolving commitment available on September 11, 2025. In connection with these transactions, the Company used its then-existing cash to repay and extinguish all borrowings outstanding under the line of credit and term loan agreement with Silicon Valley Bank, now a division of First Citizens Bank and Trust Company (“SVB”). As of March 31, 2025, the Company has borrowings of $7,500 under the WTI Loan Facility and $8,498 under the ABL Line of Credit.

Notwithstanding the above actions, the Company has experienced recurring operating losses, negative cash flows from operations since inception, and a low cash balance relative to current obligations that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the accompanying unaudited condensed consolidated financial statements are issued. The accompanying unaudited condensed consolidated financial statements have been prepared on a going concern basis and accordingly, do not include any adjustments relating to the recoverability and classification of asset carrying amounts, or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.
The Company has not generated sufficient cash flows from operations to satisfy its capital requirements. There can be no assurance that the Company will generate sufficient future cash flows from operations due to potential factors, including but not limited to inflation, recession, or reduced demand for the Company’s products. If revenues decrease from current levels, the Company may be unable to further reduce costs, or such reductions may limit its ability to pursue strategic initiatives and grow revenues in the future.
There can be no assurance that the Company will be able to obtain additional financing on terms acceptable to it, if at all. Failure to secure additional funding may require the Company to modify, delay or abandon some of its planned future development, or to otherwise enact further operating cost reductions, which could have a material adverse effect on its business, operating results, financial condition and ability to achieve its intended business objectives.
If the Company raises additional funds through further issuances of equity or convertible debt securities, its existing stockholders could suffer significant dilution, and any new equity securities the Company issues could have rights, preferences, and privileges superior to those of holders of its common stock. If the Company is unable to obtain adequate financing or financing on terms satisfactory to the Company when it requires it, its ability to continue to pursue its business objectives and to respond to business opportunities, challenges, or unforeseen circumstances could be significantly limited, and its business, financial condition, and results of operations could be materially adversely affected. The Company also could be required to seek funds through arrangements with partners or others that may require the Company to relinquish rights or jointly own some aspects of its technologies, products, or services that the Company would otherwise pursue on its own.
The Company maintains its cash in bank deposit accounts which, at times, exceed federally insured limits. As of March 31, 2025, substantially all of the Company’s cash was held with Silicon Valley Bank and Citibank, and exceeded federally insured limits.
Although the Company’s sales and accounts receivable are derived from sales contracts with a large number of customers, its top several customers account for a significant amount of its total sales, and make up a correspondingly large portion of its accounts receivable. The Company's largest customers by total net accounts receivable consisted of the following:

	March 31, 2025	December 31, 2024
Three largest customers by total net accounts receivable	63%	63%

The Company's largest customers by total net revenue consisted of the following:

	Three Months Ended March 31,
	2025	2024
Customer 1	37%	25%
Customer 2	14%	20%
Customer 3	6%	12%

Revisions to Previously Issued Condensed Consolidated Financial Statements and Financial Information
In connection with the preparation of its 2024 financial statements, the Company identified errors in the unaudited condensed consolidated statements of cash flows for the interim period ended March 31, 2024. Specifically, the Company’s historical proceeds from short-term borrowings and payments of short-term borrowings were overstated by the same amount with no net impact to total cash flows from financing activities in its unaudited condensed consolidated statements of cash flows for the interim period ended March 31, 2024. Additionally, the Company also identified and corrected for immaterial classification errors between cash flows from operating activities and investing activities for the interim period ended March 31, 2024.
The Company assessed the effect of the errors on prior periods under the guidance of Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 99, “Materiality,” codified in ASC 250, Accounting Changes and Error Corrections (“ASC 250”). Based on its assessment, the Company determined that the errors were not material to any previously issued financial statements; however, the Company has elected to revise the Company's unaudited condensed consolidated statements of cash flows. These corrections have no impact on the Company's previously reported consolidated net income (loss), financial position, net change in cash, cash equivalents, and restricted cash, or total cash, cash equivalents, and restricted cash as previously reported on the Company's unaudited condensed consolidated statements of cash flows. The Company's unaudited condensed consolidated statements of cash flows for the interim period ended March 31, 2024, have been revised and disclosed in Note 11, Revision of Previously Issued Quarterly Information (Unaudited) below.
Recently Adopted Accounting Pronouncements
In November 2023, the Financial Accounting Standards Board (“FASB”) issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which expands annual and interim disclosure requirements for reportable segments, primarily through enhanced disclosures about significant segment expenses. The Company adopted ASU 2023-07 as of January 1, 2024 on a retrospective basis. While the adoption of this standard did not have a material impact on the Company's unaudited condensed consolidated financial statements, additional disclosures are included in Note 10.
Recently Issued Accounting Guidance
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires, among other things, additional disclosures primarily related to the income tax rate reconciliation and income taxes paid. The expanded annual disclosures are effective for our year ending December 31, 2025. The Company is currently evaluating the impact that ASU 2023-09 will have on its consolidated financial statements and whether the Company will apply the standard prospectively or retrospectively.
In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses. The standard is intended to require more detailed disclosures about specified categories of expenses (including employee compensation, depreciation, and amortization) included in certain expense captions presented on the face of the income statement. This ASU is effective for fiscal years beginning after December 15, 2026, and for interim periods within fiscal years beginning after December 15, 2027. Early adoption is permitted. The amendments may be applied either prospectively to financial statements issued for reporting periods after the effective date of this ASU or retrospectively to all prior periods presented in the financial statements. The Company is currently assessing the impact this standard will have on its consolidated financial statements.
Note 2. Certain Balance Sheet Accounts
Restricted Cash
The Company’s restricted cash consists of cash collateral that is held by the Company’s financial institutions to secure its financing arrangements. Specifically, restricted cash that is classified within current assets in the unaudited condensed consolidated balance sheets consists of cash collateral to secure its current credit card borrowings. Cash as reported on the unaudited condensed consolidated statements of cash flows includes the aggregate amounts of cash, cash equivalents, and restricted cash as shown on the unaudited condensed consolidated balance sheets and consists of the following (in thousands):

	March 31,
	2025	2024
Reconciliation of cash, cash equivalents, and restricted cash reported in the condensed consolidated balance sheets:
Cash and cash equivalents	$16,310	$18,397
Restricted cash	300	—
Total cash, cash equivalents, and restricted cash	$16,610	$18,397

Allowance for Credit and Other Losses
The Company records its accounts receivable at sales value and maintains an allowance for its current estimate of expected credit losses from customers. Provisions for expected credit losses are estimated based on historical experience, assessment of specific risk, review of outstanding invoices, and forecasts about the future. The Company establishes specific reserves for customers in an adverse financial condition and adjusts for its expectations of changes in conditions that may impact the collectability of outstanding receivables.

Changes in the Company's allowance for credit and other losses were as follows (in thousands):

	Three Months Ended March 31,
	2025	2024
Beginning balance	$653	$3,322
Charges to expense	95	(388)
Charges to revenue	63	56
Write-offs	—	(2,490)
Ending balance	$811	$500

Write-offs for the three months ended March 31, 2024 related to a settlement agreement with a former retailer for past due receivables which had previously been charged to the provision for credit losses in a prior period. A benefit was recognized to charges to expense during the three months ended March 31, 2024, which represented a partial recovery of the past due receivables in connection with the settlement.
Inventory
Details of inventory were as follows (in thousands):

	March 31, 2025	December 31, 2024
Raw materials	$140	$100
Finished goods	11,673	10,423
Total inventory	$11,813	$10,523

Property and Equipment, net
Property and equipment consisted of the following (in thousands):

	March 31, 2025	December 31, 2024
Tooling and manufacturing equipment	$2,649	$2,618
Computer equipment	307	322
Furniture and fixtures	289	289
Software	106	106
Leasehold improvements	3	35
Total property and equipment	3,354	3,370
Less: accumulated depreciation and amortization	(3,255)	(3,268)
Property and equipment, net	$99	$102

Depreciation and amortization expense on property and equipment was $33 and $93 for the three months ended March 31, 2025 and March 31, 2024, respectively. For the three months ended March 31, 2025 and March 31, 2024, the Company allocated $29 and $85, respectively, of depreciation and amortization expense related to tooling and manufacturing equipment within cost of revenues on the unaudited condensed consolidated statements of operations and comprehensive income (loss). The remaining depreciation and amortization expense related to property and equipment was recorded within general and administrative expenses.
Intangible Assets, net
The carrying amounts of intangible assets consisted of the following (in thousands):

	March 31, 2025
	Gross carrying amount	Accumulated amortization	Net carrying amount
Trademarks and patents	$705	$(367)	$338
Internally developed software	857	(146)	711
Total intangible assets	$1,562	$(513)	$1,049

	December 31, 2024
	Gross carrying amount	Accumulated amortization	Net carrying amount
Trademarks and patents	$677	$(346)	$331
Internally developed software	725	(81)	644
Total intangible assets	$1,402	$(427)	$975

Amortization expense of intangible assets was $86 and $16 for the three months ended March 31, 2025 and 2024, respectively. For the three months ended March 31, 2025 and 2024, the Company recorded $65 and $0, respectively, of amortization expense related to internally developed software within cost of revenues on the unaudited condensed consolidated statements of operations and comprehensive income (loss). The remaining amortization expense related to trademarks and patents was recorded within general and administrative expenses.
As of March 31, 2025, the estimated future amortization expenses and reconciliation to total intangible assets consisted of the following (in thousands):

March 31, 2025	Amount
Remaining nine months of 2025	$262
2026	347
2027	255
2028	47
2029	27
Thereafter	45
Total future amortization expenses	$983
Trademarks and patents not yet subject to amortization	66
Total intangible assets	$1,049

Accrued and Other Expenses
Accrued and other expenses consisted of the following (in thousands):

	March 31, 2025	December 31, 2024
Accrued payroll	$4,042	$3,639
Accrued sales discounts	1,495	1,773
Accrued sales returns	891	902
Accrued legal settlements	5,925	5,343
Other	4,125	4,721
Total accrued and other expenses	$16,478	$16,378

Changes in accrued warranty were as follows (in thousands):

	Three Months Ended March 31,
	2025	2024
Accrued warranty, beginning of period	$291	$782
Settlements of warranty claims during the period	(187)	(191)
Provision for warranties issued during the period	124	319
Changes in provision for pre-existing warranties	77	(142)
Accrued warranty, end of period	$305	$768

Note 3. Deferred Revenues
Deferred revenues relate to performance obligations for which payments are received from customers prior to the satisfaction of the Company’s obligations to its customers. Deferred revenues primarily consist of amounts allocated to the mobile application, unspecified upgrade rights, added features, bug fixes, and content, subscription services, and are recognized over the service period of the performance obligations, which range from 1 to 27 months.

Changes in the total deferred revenues balance were as follows (in thousands):

	Three Months Ended March 31,
	2025	2024
Beginning balance	$1,544	$1,302
Deferral of revenues	743	521
Recognition of deferred revenues	(702)	(543)
Ending balance	$1,585	$1,280

The Company recognized $574 and $477 of revenue during the three months ended March 31, 2025 and 2024, respectively, that was included in the deferred revenue balance at the beginning of the respective period. Revenue for the three months ended March 31, 2025 included a reduction of revenue of $451 relating to the correction of immaterial misstatements from previous periods. Revenue for the three months ended March 31, 2024 included $330 relating to the correction of immaterial misstatements from previous periods.
Note 4. Debt and Other Financing Arrangements
The Company’s indebtedness consisted of the following (in thousands):

	March 31, 2025	December 31, 2024
Term loan facility payable to WTI, net	$5,088	$4,819
Line of credit	8,498	6,263
Financed insurance premium	313	615
Total debt	13,899	11,697
Less: current portion	(10,053)	(7,366)
Total long-term debt, net	$3,846	$4,331

The carrying value of the Company’s long-term debt, net approximate its fair value.
SVB Revolver and Term Loan
On November 23, 2022, the Company entered into the Third Amended and Restated Loan and Security Agreement (as amended, the “LSA”) with Silicon Valley Bank, now a division of First Citizens Bank and Trust Company (“SVB”). The LSA provided for a $10,000 revolving line of credit (the “SVB Revolver”) and for an $8,500 term loan, which amortized with equal monthly installments of $500. On September 11, 2024, the Company terminated the LSA with SVB and used existing cash to prepay and extinguish all borrowings outstanding under the line of credit and term loan facilities with SVB.
WTI Loan Facility
On September 11, 2024 (the “Effective Date”), the Company, as guarantor, and its wholly-owned subsidiary, Owlet Baby Care, Inc., a Delaware corporation (“OBCI,” and together with the Company, collectively, the “Loan Parties”), as the borrower, entered into a Loan Facility Agreement (the “Loan Facility Agreement”) with WTI Fund X, Inc. and WTI Fund XI, Inc. (collectively “WTI” for a term loan facility of up to $15,000 (the “WTI Loan Facility”).
The WTI Loan Facility consists of two tranches. The first tranche of $10,000 was available at closing and through September 30, 2024, with $2,500 of the first tranche availability extendable until December 31, 2024 (the “First Tranche Commitment”). The second tranche of $5,000 is available through August 15, 2025 (the ‘Second Tranche Commitment,” or together with the First Tranche Commitment, the “Loan Commitments”) upon achievement of (a) at least $48,600 in revenue for the period that commenced October 1, 2024 and ending June 30, 2025 (the “Second Tranche Condition Period”), (b) total cash burn during the Second Tranche Condition Period not to exceed $600 for such period, (c) receipt by the Company of at least $6,000 of net proceeds from an equity financing during a period commencing on the closing date and ending on the second tranche borrowing date, and (d) receipt by WTI of the Company’s then-current, board-approved operating and financing plan to WTI's satisfaction, as well as compliance with certain reporting conditions.
The Company initiated its first drawdown under the WTI Loan Facility of $7,500 (the “Initial Loan”) shortly after closing. WTI and the Company agreed to extend the remaining $2,500 of the First Tranche Commitment until

March 31, 2025. The Company ultimately elected not to draw on the remainder of the first tranche and, as a result, 62,500 unvested shares of redeemable common stock were forfeited on March 31, 2025. Once repaid, the Company cannot reborrow from the WTI Loan Facility.
Interest on the outstanding principal amounts of any borrowing under the WTI Loan Facility accrues at a rate per annum equal to the sum of the prime rate plus 3.5%, with a floor of 12%. The interest rate on the outstanding principal amounts of any borrowing under the WTI Loan Facility for the three months ended March 31, 2025 was 12%. Commencing on November 1, 2025 through maturity on January 1, 2028, the Company is required to make monthly interest and principal payments. Loans under the WTI Loan Facility also accrue 2.5% in payment-in-kind interest (“PIK Interest”) compounded monthly, and PIK Interest payments will be due and payable upon maturity of the loans. Accrued coupon interest and accrued PIK interest are recorded within accrued and other expenses and within long-term debt, net, respectively on the unaudited condensed consolidated balance sheets. Accrued PIK interest was $104 as of March 31, 2025.
The Company has the option to prepay the outstanding loans issued under the WTI Loan Facility in whole at any time by repaying all outstanding principal and accrued interest, as well as all scheduled unpaid interest on the loan, including PIK Interest, as if the loan continued to accrue interest through its stated maturity. Provided if the Company’s fully diluted market capitalization of its common stock is greater than or equal to $250,000 for 10 consecutive Trading Days, then so long as such prepayment is made within 60 days thereafter, the redemption price will be discounted by 30% of the total amount of all scheduled but unpaid interest (but excluding any PIK Interest, which will not be discounted).
The WTI Loan Facility contains certain reporting and operational covenants that must be met by the Company to borrow funds under the Loan Commitments and not cause an event of default. Upon the occurrence of an event of default, WTI could elect to force redemption of the outstanding balances under the WTI Loan Facility, requiring the Company to pay all outstanding principal and accrued interest, as well as all scheduled unpaid interest on the loan, including PIK interest. Upon the occurrence of an event of default, the Company will also be required to pay default interest on any overdue balances at a rate of 5.0%. The WTI Loan Facility and any loans and obligations issued thereunder are collateralized by substantially all of the Company’s assets, with certain exceptions as set forth in the WTI Loan Facility, and are guaranteed by Owlet, Inc. As of March 31, 2025, the Company was in compliance with all covenants under the WTI Loan Facility.
As partial consideration for the availability and funding of the WTI Loan Facility, the Company and WTI Fund X, LLC (“Fund X”) and WTI Fund XI, LLC (“Fund XI”, and together with Fund X, the “WTI Funds”) entered into a Stock Issuance Agreement (the “WTI Stock Issuance Agreement”), dated as of the Effective Date. Pursuant to the WTI Stock Issuance Agreement, the Company issued to the WTI Funds an aggregate of 750,000 shares of redeemable common stock on the Effective Date, of which 62,500 shares of the redeemable common stock have been forfeited and the remaining 125,000 of unvested redeemable common stock are subject to forfeiture in the event that the Company does not draw on the remaining portion of the outstanding Loan Commitment. To the extent the Company does exercise its option under the Loan Commitments to issue additional debt, a number of forfeitable shares will 'vest' and no longer be subject to forfeiture based on the pro rata portion of the outstanding Loan Commitments drawn against.
The shares issued to WTI pursuant to the WTI Stock Issuance Agreement contain an embedded redemption option (the “Redemption Option”) such that WTI may elect to force the Company to redeem the shares that are no longer subject to forfeiture for a price of $8.40 per share. The Redemption Option may be exercised in whole or in part, at any time, from time to time, during the period commencing on the first trading day following the fifth anniversary of the Effective Date and continuing through the date which is 10 years after the Effective Date, subject to certain acceleration provisions set forth in the WTI Stock Issuance Agreement. Because the shares are redeemable at the option of the WTI Funds, the shares are recorded in mezzanine equity on the unaudited condensed consolidated balance sheets. The redeemable common shares were initially recorded at their fair value of $7.66 per share, which was an aggregate value of $4,308. The value of the redeemable common shares was determined using a combination of the value of the Company's stock on the date of issuance and the theoretical value of a stand-alone put option valued using a Black-Scholes put option model discounted by a present value factor that considers the credit spread between an estimated Company specific discount rate and the risk-free rate of return. Because the shares are required to be redeemed at the option of WTI, based solely on the passage of time, and provided WTI did not elect to otherwise sell or transfer the shares beforehand, the carrying value of the shares will accrete to their redemption value of $8.40 per share from the issuance date through September 11, 2029, the date the Redemption Option first becomes exercisable.
The Company allocated the lender fees (including the fair value of the vested shares) and third-party debt issuance costs between the Initial Loan and the remaining, undrawn Loan Commitments. The costs allocated to the Initial Loan are accounted for as a discount and will be amortized across the term of the Initial Loan using the effective interest method. The costs allocated to the remaining, undrawn Loan Commitments are accounted for as loan commitment assets, which are being amortized to interest expense using the straight-line method over the commitment periods, due to uncertainty about the Company's intent to access the Loan Commitment. The unamortized portion of the loan commitment assets was $424 as of March 31, 2025 and is recorded within Other assets on the unaudited condensed consolidated balance sheets.
As of March 31, 2025, details of the WTI Loan Facility were as follows (in thousands):

Amount
Principal outstanding	$7,500
Unamortized debt issuance costs	(2,516)
Accrued PIK Interest	104
Net carrying value	$5,088

The Company recognized $222 of interest expense related to the amortization of debt issuance costs of the WTI Loan Facility and $385 of interest expense related to the amortization of the loan commitment assets during the three months ended March 31, 2025.
ABL Line of Credit
On the Effective Date, the Company, as guarantor, and its wholly-owned subsidiary, Owlet Baby Care, Inc., a Delaware corporation (“OBCI,” and together with the Company, collectively, the “Loan Parties”), as borrower, entered into a Credit and Security Agreement (the “Credit Agreement”) with the financial institutions party thereto from time to time as lenders (collectively the “Lenders”) and ABL OPCO LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lenders.
The Credit Agreement provides for an asset-based revolving credit facility (the “ABL Line of Credit”) in a maximum principal amount of up to $15,000, which amount shall increase to $20,000 on September 11, 2025 (the “Revolving Commitment”). The ABL Line of Credit is collateralized by substantially all of the Company's assets. Loans and other obligations under the Credit Agreement bear interest at a rate per annum equal to the 1-month Secured Overnight Financing Rate (subject to a floor of 3.5%) plus a margin, which varies between 7.5% and 8.5% depending on the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), provided that the interest rate shall not exceed the maximum rate permitted under applicable law.
The ABL Line of Credit matures on September 10, 2027 (the “Maturity Date”). If for any reason the Credit Agreement is terminated or all outstanding loans and other obligations are paid in full and the ABL Line of Credit is terminated before the Maturity Date, the Company will be obligated to pay a prepayment fee equal to a percentage of the then-current Revolving Commitment, which percentage decreases on certain anniversary of the closing date.
The Credit Agreement contains representations, warranties, covenants, and events of default customary for agreements of this type. OBCI’s obligations under the Credit Agreement are: (i) fully and unconditionally guaranteed by the Company; and (ii) secured by a security interest in substantially all personal property assets of the Company, including the Company's pledge of the outstanding capital stock of the Company. Among these covenants is a liquidity covenant requiring the Company to maintain liquidity of $4,000. Liquidity is defined as the sum of (x) Undrawn Availability, as defined in the Credit Agreement, on the asset-based line of credit, plus (y) unrestricted cash and funds held in deposit accounts. In addition, if the liquidity falls below $9,000, the Company is then subject to a minimum trailing-twelve-months EBITDA covenant as defined in the Credit Agreement. As of March 31, 2025, the Company was in compliance with all covenants under the Credit Agreement.
The unamortized portion of debt issuance costs related to the Credit Agreement as of March 31, 2025 was $557 and is recorded as a loan commitment asset within other assets on the unaudited condensed consolidated balance sheets.

Issuance costs are amortized straight-line over the term of the Credit Agreement and recorded within interest income (expense), net on the unaudited condensed consolidated statement of operations and comprehensive income (loss).
On March 31, 2025, there was $8,498 of outstanding borrowings, which is recorded as a current liability on the unaudited condensed consolidated balance sheet based on the Company's intent and ability to repay the outstanding borrowings in the near term. The remaining borrowing base availability under the Credit Agreement was $46 as of March 31, 2025.
Financed Insurance Premiums
In 2024, the Company renewed a number of its insurance policies and entered into several new short-term commercial premium finance agreements with First Insurance Funding totaling $941 to be paid within one year, accruing interest at a weighted average rate of 8.7%. As of March 31, 2025, the remaining principal balance on the combined financed insurance premiums was $313.
Future Aggregate Maturities
As of March 31, 2025, future aggregate maturities of the WTI Loan Facility and Financed Insurance Premium payables were as follows (in thousands):

March 31, 2025	Amount
Remaining nine months of 2025	$801
2026	3,146
2027	3,550
2028	420
Total	$7,917

Note 5. Commitments and Contingencies
Purchase and Other Obligations
The Company entered into a services and license agreement for cloud platform services in June 2024. The Company has a purchase obligation of $6,739 to be paid over a 48-month period beginning in June 2024 and $5,313 remains to be paid at March 31, 2025.
Litigation
The Company is involved in legal proceedings from time to time arising in the normal course of business. While any outcome related to such legal proceedings cannot be predicted with certainty, other than the matters discussed below, the Company believes that the outcome of these proceedings will not have a material impact on the Company’s financial position, results of operations, or liquidity.
In November 2021, two putative class action complaints were filed against the Company in the U.S. District Court for the Central District of California, the first captioned Butala v. Owlet, Inc., Case No. 2:21-cv-09016, and the second captioned Cherian v. Owlet, Inc., Case No. 2:21-cv-09293. Both complaints alleged violations of the Securities Exchange Act of 1934 (“Exchange Act”) against the Company and certain of its officers and directors on behalf of a putative class of investors who: (a) purchased the Company’s common stock between March 31, 2021 and October 4, 2021 (“Section 10(b) Claims”); or (b) held common stock in Sandbridge Acquisition Corporation (“SBG”) as of June 1, 2021, and were eligible to vote at SBG's special meeting held on July 14, 2021 (“Section 14(a) Claims”). Both complaints allege, among other things, that the Company and certain of its officers and directors made false and/or misleading statements and failed to disclose certain information regarding the FDA’s likely classification of Smart Sock as a medical device requiring marketing authorization.
On September 8, 2023, the Court ruled that while the Butala and Cherian cases were consolidated, there would be two distinct and separate classes to represent the Section 10(b) Claims and Section 14(a) Claims, respectively, and appointed lead plaintiffs and lead counsel for each class. Amended complaints were filed for each class on November 21, 2023, and then further amended in consolidated filings on December 22, 2023. The Company filed motions to dismiss the complaints on February 9, 2024 on behalf of itself and the named officers and directors. The plaintiffs filed oppositions to the motions to dismiss on March 24, 2024, and the Company filed replies in support of the motions to dismiss on May 10, 2024. On August 5, 2024, the Court denied Owlet’s and its officers’ motions to dismiss the Section 10(b) Claims and the Section 14(a) Claims. On September 24, 2024, the Court entered a scheduling order in the case, setting trial to begin on February 17, 2026. On September 26, 2024, the Court granted Owlet’s and its officers’ motion for reconsideration regarding the Section 10(b) Claims and dismissed all claims arising out of statements made prior to the merger.
Following mediation, the parties to the Butala action reached agreements in principle to settle both the Section 10(b) Claims and the Section 14(a) Claims. The Section 10(b) Claims would be resolved for $3,500 and the Section 14(a) Claims would be resolved for $1,750. On January 31, 2025, the plaintiffs filed motions seeking preliminary approval of the settlements of the Section 10(b) Claims and Section 14(a) Claims. Those motions remain pending. In accordance with ASC 450, as these amounts have become probable and estimable, the Company recognized $5,250 of general and administrative expense in the consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2024. The related liability is recorded in accrued and other expenses on the unaudited condensed consolidated balance sheet as of March 31, 2025.
Further, on August 26, 2024 and October 3, 2024, investors filed in the U.S. District Court for the Central District of California, derivatively on behalf of the Company, complaints asserting claims for violations of Section 14(a) of the Exchange Act, as well as state law claims, including breach of fiduciary duty, unjust enrichment and waste of corporate assets. One complaint (captioned Janet Vargas, Derivatively on Behalf of Nominal Defendant Owlet, Inc., Case No. 2:24 cv-07258-FLA-PVC) asserts claims against twelve of the Company’s current or former directors and officers and six current or former directors and officers of Sandbridge Acquisition Corporation. The other (captioned Nathan Capleton, Derivatively on Behalf of Nominal Defendant Owlet, Inc., Case No. 2:24 cv-08536-JAK-MAA) asserts claims against eleven of the Company’s current or former directors. Both complaints leverage the allegations made in one of the securities class action complaints. Neither complaint specifies the damages claimed in the action.
On December 13, 2024, these two complaints were consolidated into a single action captioned Vargas v. Workman, et al., No. 2:24-cv-07258-FLA (C.D. Cal.) On February 7, 2025, the plaintiffs filed an amended consolidated complaint asserting the claims previously made in the two derivative complaints. The parties in the Vargas action reached agreements in principle to settle, and plaintiffs filed a joint Notice of Settlement with the Court on March 3, 2025. On March 6, 2025, the Court vacated deadlines in the Vargas action in light of the plaintiffs’ settlement notice, and set April 2, 2025 as the deadline for plaintiffs to file a motion for preliminary approval of the settlement. On March 31, 2025, the plaintiffs filed a joint stipulation with the Court to extend that deadline to April 9, 2025. The Court so ordered the stipulation on April 2, 2025, and the plaintiffs filed the motion for preliminary approval of the settlement on April 9, 2025.
In accordance with ASC 450, as these amounts have become probable and estimable, the Company recognized $675 of general and administrative expense in the unaudited condensed consolidated statements of operations and comprehensive income (loss) for the three months ended March 31, 2025. The related liability is recorded in accrued and other expenses on the unaudited condensed consolidated balance sheet as of March 31, 2025.
Indemnification
In the ordinary course of business, the Company enters into agreements that may include indemnification provisions. Pursuant to such agreements, the Company may indemnify, hold harmless, and defend an indemnified party for losses suffered or incurred by the indemnified party. Some of the provisions will limit losses to those arising from third party actions. In some cases, the indemnification will continue after the termination of the agreement. The maximum potential amount of future payments the Company could be required to make under these provisions is not determinable. The Company has never incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. The Company has entered into indemnification agreements with its directors and officers that may require the Company to indemnify its directors and officers against liabilities that may arise by reason of their status or service as directors or officers to the fullest extent permitted by Delaware corporate law. The Company currently has directors’ and officers’ insurance coverage that may reduce its exposure and enables the Company to recover a portion of any future amounts paid.
Note 6. Stock-based Compensation
The Company has various stock compensation plans, which are more fully described in Part II, Item 8 “Financial Statements and Supplementary Data - Note 8 to the Consolidated Financial Statements - Stock-based Compensation” in its 2024 Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Under the 2021 Incentive Award Plan, the Company has the ability to grant options, stock appreciation rights, restricted stock awards (“RSAs”), restricted stock units (“RSUs”), performance stock units (“PSUs”), dividend equivalents, or other stock or cash-based awards to employees, directors, or consultants. Option awards are generally granted with an exercise price equal to the fair value of the Company’s common stock at the date of grant. Options and PSU awards generally vest over a period of four years. RSUs are subject to a four year vesting term with 25% vesting after one year and quarterly thereafter, or on a 2 year vesting term with 50% after one year and the remaining after the second year, or a 1 year vesting term with 100% after one year, depending on grant reason. RSAs generally vest over less than one year. Grants to directors typically vest after one year and, in certain circumstances, vest immediately.
Stock-based Compensation Expense
Total stock-based compensation was recognized as follows (in thousands):

	Three Months Ended March 31,
	2025	2024
General and administrative	$779	$1,283
Sales and marketing	455	344
Research and development	423	600
Total stock-based compensation	$1,657	$2,227

During the three months ended March 31, 2025, the Company capitalized $27 of stock-based compensation attributable to internally developed software. There was no stock-based compensation capitalized during the three months ended March 31, 2024.
During 2024, the Company modified certain RSU awards for 11 employees and exchanged the RSUs previously granted for RSAs that would vest within six months of the date of modification. The RSAs are valued at the market value on the date of grant. As a result of the modification, the Company recognized $43 of incremental stock-based compensation expense during the three months ended March 31, 2025. As of March 31, 2025, the Company had $2 of incremental unrecognized stock-based compensation costs related to unvested RSAs that will be recognized over a weighted-average period of 0.1 years.
As of March 31, 2025, the Company had $5,815 of unrecognized stock-based compensation costs related to unvested RSUs that will be recognized over a weighted-average period of 1.2 years; and $101 of unrecognized stock-based compensation costs related to unvested PSUs that will be recognized over a weighted-average period of 0.8 years.
Note 7. Common Stock Issuance, Redeemable Common Stock, Common Stock Warrants, and Convertible Preferred Stock
September 2024 Offering
On September 11, 2024, the Company entered into an underwriting agreement and issued 3,135,136 shares of its common stock at a price to the public of $3.70 per share, less underwriting discounts and commissions. The net proceeds received by the Company were $10,590. The shares were issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-281556), filed by the Company with the SEC on August 14, 2024, which was declared effective on August 23, 2024. The Company provided the underwriter a discount of 7% off the offering price.
In addition to the underwriter discount, the offering expenses with third parties were $863, of which $260 in issuance costs that were unpaid as of March 31, 2025. The Company also reimbursed the underwriters for $198 in fees and expenses, including legal expenses, out-of-pocket expenses, and clearing expenses. The issuance costs associated with the September 2024 Offering were recorded as a reduction to additional paid-in capital on the unaudited condensed consolidated balance sheet.
Pursuant to the underwriting agreement, the Company also issued, as a portion of the underwriting compensation payable to the underwriter, a warrant to purchase up to 125,405 shares of common stock (which was subsequently transferred to certain affiliates of the underwriter, the “Titan Warrants”). The Titan Warrants are accounted as a nonemployee stock-based award as it represents compensation for underwriter services. The compensation cost associated with the Titan Warrants was $382, and was recorded as a direct and incremental issuance cost of the associated common stock offering that was earned upon the closing and issuance of the common stock. The Titan Warrants are classified as equity and included within additional paid-in capital on the unaudited condensed consolidated balance sheets.
The Titan Warrants are initially exercisable on March 13, 2025 at an exercise price of $4.63 and have a term of five years from such initial exercise date. None of the Titan Warrants have been exercised as of March 31, 2025.
Redeemable Common Stock
As discussed in Note 4, in September 2024 as partial consideration for the availability and funding of the WTI Loan Facility, the Company issued to the WTI Funds an aggregate of 750,000 shares of common stock. The Company also granted the WTI Funds the Redeemable Option discussed in Note 4. The vested shares are recorded in mezzanine equity on the unaudited condensed consolidated balance sheets and are being accreted to the redemption value at the date the redemption feature first becomes exercisable.
August 2024 Exchange
On August 20, 2024, holders of the Series A convertible preferred stock (“Series A Preferred Stock”) of the Company elected to convert an aggregate of 15,721 shares of Series A Preferred Stock in exchange for an aggregate of 2,291,686 shares of the Company’s common stock, all as in accordance with the terms of the Certificate of Designation relating to the Series A Preferred Stock. As of March 31, 2025, the redemption value for the remaining Series A convertible preferred stock is $11,479.
February 2024 Offering
On February 25, 2024, the Company entered into a private placement investment agreement with certain investors, pursuant to which the Company issued and sold to the investors (i) an aggregate of 9,250 shares of the Company’s Series B convertible preferred stock, par value $0.0001 per share and (ii) warrants to purchase an aggregate of 1,799,021 shares of the Company's common stock, par value $0.0001 per share (the “Series B Warrants”), for an aggregate gross purchase price of $9,250.
The Series B convertible preferred stock is convertible into common stock at the option of the holder at any time after February 29, 2024 and ranks, with respect to dividend rights, rights of redemption and rights upon a liquidation event, (i) equal to the Company’s Series A convertible preferred stock, (ii) senior to the common stock and all other classes or series of equity securities of the Company established after February 29, 2024, unless such shares or equity securities expressly provide that they rank in parity with or senior to the Series B convertible preferred stock with respect to dividend rights, rights of redemption or rights upon a liquidation event, (iii) on parity with each class or series of equity securities of the Company established after February 29, 2024, the terms of which expressly provide that it ranks on parity with the Series B convertible preferred stock with respect to dividend rights, rights of redemption and rights upon a liquidation event and (iv) junior to each class or series of equity securities of the Company established after February 29, 2024, the terms of which expressly provide that it ranks senior to the Series B convertible preferred stock with respect to dividend rights, rights of redemption and rights upon a liquidation event. Except as otherwise provided in the certificate of designation relating to the Series B convertible preferred stock or as required by law, holders of shares of Series B convertible preferred stock are entitled to vote with the holders of shares of common stock (and any other class or series that may similarly be entitled to vote with the holders of common stock) on an as-converted to common stock basis at any annual or special meeting of stockholders of the Company, and not as a separate class.
At any time from and after March 1, 2029, the holders of at least a majority of the then outstanding shares of Series B convertible preferred stock may specify a date and time or the occurrence of an event by vote or written consent that all, and not less than all, of the outstanding shares of Series B convertible preferred stock will automatically be: (i) converted into shares of common stock at a conversion rate of 129.6596 per share, (ii) subject to certain exceptions and limitations, redeemed for an amount per share of Series B preferred stock equal to the liquidation preference of one thousand dollars per share, plus all accrued or declared but unpaid dividends as of the redemption date and time or (iii) a combination of the foregoing.
Subject to certain exceptions, upon the occurrence of a fundamental change, voluntary or involuntary liquidation, dissolution or winding-up of the Company, the Company will be required to pay an amount per share of Series B convertible preferred stock equal to the greater of (i) one thousand dollars per share or (ii) the consideration per share of Series B convertible preferred stock as would have been payable had all such shares been converted to common stock immediately prior to the liquidation event, plus, in each case, the aggregate amount of all declared but unpaid dividends thereon to the date of final distribution to the holders of Series B convertible preferred stock. As of March 31, 2025, the redemption value for Series B convertible preferred stock is $9,250. None of the Series B convertible preferred stock had been converted as of March 31, 2025.
Each of the Series B Warrants sold in the private placement offering is exercisable for one share of common stock at an exercise price of $7.71 per share, is immediately exercisable, and will expire on March 1, 2029. As the Series B Warrants could require cash settlement in certain scenarios, the warrants were classified as liabilities upon issuance and were initially recorded at an aggregate estimated fair value of $6,856. The total proceeds from the offering were first allocated to the liability classified warrants, based on their fair values, with the residual $2,394 allocated to the Series B convertible preferred stock. The Series B convertible stock will accrete to its redemption value, starting from the issuance date to the date at which the shares become redeemable on March 1, 2029. Accretion will be recorded as a deemed dividend. None of the Series B Warrants have been exercised as of March 31, 2025.
The Company incurred $394 of issuance costs related to the offering. Issuance costs allocated to the preferred stock of $102 were recorded as a reduction to the Series B convertible preferred stock. Issuance costs allocated to the liability classified warrants of $292 were recorded as an expense within general and administrative expenses on the unaudited condensed consolidated statements of operations and comprehensive income (loss).
February 2023 Offering
On February 17, 2023 the Company entered into private placement investment agreements with certain investors, pursuant to which the Company issued and sold to the investors (i) an aggregate of 30,000 shares of the Company’s Series A convertible preferred stock, par value $0.0001 per share and (ii) warrants to purchase an aggregate of 7,871,712 shares of the Company’s common stock, par value $0.0001 per share, (“Series A Warrants”) for an aggregate purchase price of $30,000.
The Series A convertible preferred stock is convertible into common stock at the option of the holder at any time after February 17, 2023 and ranks, with respect to dividend rights, rights of redemption and rights upon a liquidation event, (i) senior to the common stock and all other classes or series of equity securities of the Company established after February 17, 2023, unless such shares or equity securities expressly provide that they rank in parity with or senior to the Series A convertible preferred stock with respect to dividend rights, rights of redemption or rights upon a liquidation event, (ii) on parity with each class or series of equity securities of the Company established after the February 17, 2023, the terms of which expressly provide that it ranks on parity with the Series A convertible preferred stock with respect to dividend rights, rights of redemption and rights upon a liquidation event and (iii) junior to each class or series of equity securities of the Company established after February 17, 2023, the terms of which expressly provide that it ranks senior to the Series A convertible preferred stock with respect to dividend rights, rights of redemption and rights upon a liquidation event. Except as otherwise provided in the certificate of designation relating to the Series A convertible preferred stock or as required by law, holders of shares of Series A convertible preferred stock are entitled to vote with the holders of shares of common stock (and any other class or series that may similarly be entitled to vote with the holders of common stock) on an as-converted to common stock basis at any annual or special meeting of stockholders of the Company, and not as a separate class.
At any time from and after February 17, 2028, the holders of at least a majority of the then outstanding shares of Series A convertible preferred stock may specify a date and time or the occurrence of an event by vote or written consent that all, and not less than all, of the outstanding shares of Series A preferred stock will automatically be: (i) converted into shares of common stock at a conversion rate of 145.7726 per share (the “Conversion Rate”), (ii) subject to certain exceptions and limitations, redeemed for an amount per share of Series A preferred stock equal to the liquidation preference of one thousand dollars per share, plus all accrued or declared but unpaid dividends as of the redemption date and time or (iii) a combination of the foregoing.
Subject to certain exceptions, upon the occurrence of a fundamental change, voluntary or involuntary liquidation, dissolution or winding-up of the Company, the Company will be required to pay an amount per share of Series A convertible preferred stock equal to the greater of (i) one thousand dollars per share or (ii) the consideration per share of Series A convertible preferred stock as would have been payable had all such shares been converted to common stock immediately prior to the liquidation event, plus, in each case, the aggregate amount of all declared but unpaid dividends thereon to the date of final distribution to the holders of Series A convertible preferred stock.

Each of the Series A Warrants sold in the private placement offering is exercisable for one share of common stock at an exercise price of $4.66 per share, is immediately exercisable, and will expire on February 17, 2028. As the Series A Warrants could require cash settlement in certain scenarios, the warrants were classified as liabilities upon issuance and were initially recorded at an aggregate estimated fair value of $26,133 The total proceeds from the offering were first allocated to the liability classified warrants, based on their fair values, with the residual $3,867 allocated to the Series A convertible preferred stock. The Series A convertible stock is accreting to its redemption value, starting from the issuance date to the date at which the shares become redeemable on February 17, 2028. Accretion will be recorded as a deemed dividend. None of the Series A Warrants have been exercised as of March 31, 2025.
SBG Common Stock Warrants
As a result of the merger completed with SBG on July 15, 2021 (the “Merger”), the Company continues to record liabilities for warrants issued by SBG prior to the Merger.
Pursuant to the SBG initial public offering, SBG sold warrants to purchase an aggregate of 821,428 shares of the Company’s common stock at a price of $161.00 per share (“SBG Public Warrants”). Following the closing of the Initial Public Offering on September 17, 2020, the Company completed the sale of warrants to purchase an aggregate of 471,428 shares of the Company’s common stock at a price of $161.00 per share in a private placement to Sandbridge Acquisition Holdings LLC (the “SBG Private Placement Warrants”). Together, the SBG Public Warrants and SBG Private Placement Warrants are referred to as the “SBG Common Stock Warrants.” The SBG Public Warrants became exercisable 12 months from the closing of the Initial Public Offering. The SBG Common Stock Warrants will expire five years after the completion of the Merger or earlier upon redemption or liquidation. None of the SBG Common Stock Warrants have been exercised as of March 31, 2025.
SVB Warrants
In March 2023, in connection with the first amendment to the LSA with SVB, the Company granted SVB a warrant to purchase 10,714 shares of the Company's common stock at a price of $5.32 per share, expiring on March 27, 2035 (the “SVB Warrants”). The SVB Warrants, which were valued at $43, are classified as equity and included within additional paid-in capital on the unaudited condensed consolidated balance sheets. None of the SVB Warrants have been exercised as of March 31, 2025.
Common Stock Warrants
The following table summarizes issuable shares of the Company’s common stock based on warrant activity for the three months ended March 31, 2025:

	December 31, 2024	Shares Issuable by New Warrants	Shares Purchased by Exercise	March 31, 2025
SBG Public Warrants	821,428	—	—	821,428
SBG Private Placement Warrants	471,428	—	—	471,428
Series A Warrants	7,871,712	—	—	7,871,712
Series B Warrants	1,799,021	—	—	1,799,021
SVB Warrants	10,714	—	—	10,714
Titan Warrants	125,405	—	—	125,405
Total	11,099,708	—	—	11,099,708

Note 8. Fair Value Measurements
The Company’s assets and liabilities measured and reported in the financial statements at fair value on a recurring basis were as follows (in thousands):

	March 31, 2025
	Level 1	Level 2	Level 3	Balance
Assets:
Money market funds	$9,104	$—	$—	$9,104
Total assets	$9,104	$—	$—	$9,104
Liabilities:
SBG Public Warrants	$—	$—	$1	$1
SBG Private Placement Warrants	—	—	1	1
Series A Warrants	—	—	15,263	15,263
Series B Warrants	—	—	3,391	3,391
Total liabilities	$—	$—	$18,656	$18,656

	December 31, 2024
	Level 1	Level 2	Level 3	Balance
Assets:
Money market funds	$8,223	$—	$—	$8,223
Total assets	$8,223	$—	$—	$8,223
Liabilities:
SBG Public Warrants	$—	$—	$5	$5
SBG Private Placement Warrants	—	—	2	2
Series A Warrants	—	—	20,750	20,750
Series B Warrants	—	—	4,586	4,586
Total liabilities	$—	$—	$25,343	$25,343

Money market funds are included within Level 1 of the fair value hierarchy because they are valued using quoted market prices.
The SBG Public Warrants and SBG Private Placement Warrants as of March 31, 2025 and December 31, 2024 are presented in Level 3 of the fair value hierarchy. On June 15, 2023, the Company received notice from the New York Stock Exchange (the “NYSE”) that the NYSE had halted trading in the SBG Public Warrants due to the low trading price of those warrants. On June 16, 2023, the NYSE provided written notice to the Company and publicly announced that NYSE Regulation had determined to commence proceedings to delist the SBG Public Warrants and that such warrants were no longer suitable for listing based on “abnormally low” price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual. As such, these instruments are no longer valued using quoted market prices and correspondingly, the SBG Private Placement Warrants can no longer be valued based on a quoted market price of the SBG Public Warrants. The Company measured the fair value of both the SBG Public Warrants and the SBG Private Placement Warrants as of March 31, 2025 and December 31, 2024 using the Black-Scholes option pricing model with the following assumptions:

SBG Common Stock Warrants - Black-Scholes Inputs	March 31, 2025	December 31, 2024
OWLT stock price	$3.68	$4.45
Exercise price of warrants	$161.00	$161.00
Term in years	1.29	1.54
Risk-free interest rate	3.99%	4.21%
Volatility	90.00%	90.00%

The Series A Warrants are presented as Level 3 measurements, relying on unobservable inputs reflecting the Company’s own assumptions. Level 3 measurements, which are not based on quoted prices in active markets, introduce a higher degree of subjectivity and may be more sensitive to fluctuations in stock price, volatility rates, and U.S. Treasury Bond rates.
The Company measured the fair value of the Series A Warrants as of March 31, 2025 and December 31, 2024, using the Black-Scholes option pricing model with the following assumptions:

Series A Warrants - Black-Scholes Inputs	March 31, 2025	December 31, 2024
OWLT stock price	$3.68	$4.45
Exercise price of warrants	$4.66	$4.66
Term in years	2.88	3.13
Risk-free interest rate	3.89%	4.28%
Volatility	90.00%	90.00%

The Series B Warrants are presented as Level 3 measurements, relying on unobservable inputs reflecting the Company’s own assumptions. The Company measured the fair value of the Series B Warrants as of March 31, 2025 and December 31, 2024, using the Black-Scholes option pricing model with the following assumptions:

Series B Warrants - Black-Scholes Inputs	March 31, 2025	December 31, 2024
OWLT stock price	$3.68	$4.45
Exercise price of warrants	$7.71	$7.71
Term in years	3.91	4.16
Risk-free interest rate	3.92%	4.33%
Volatility	90.00%	90.00%

The following table presents a reconciliation of the Company’s SBG Public Warrants, SBG Private Placement Warrants, Series A Warrants, and Series B Warrants (together, the “Level 3 Warrants”) measured at fair value on a recurring basis as of March 31, 2025 (in thousands):

Level 3 Warrants
Balance as of December 31, 2024	$25,343
Change in fair value included within common stock warrant liability adjustment	(6,687)
Balance as of March 31, 2025	$18,656

There were no transfers between Level 1 and Level 2 in the periods reported. The SBG Public Warrants and SBG Private Placement Warrants were transferred into Level 3 in 2023, as discussed above.
Equity-Classified Warrants
The fair value of the Titan Warrants on September 11, 2024 was $382. The Company measured the fair value of the Titan Warrants at issuance on September 11, 2024, using the Black-Scholes option pricing model with the following assumptions:

Titan Warrants - Black-Scholes Inputs	September 11, 2024
OWLT stock price	$4.35
Exercise price of warrants	$4.63
Term in years	5.50
Risk-free interest rate	3.47%
Volatility	85.00%

Mezzanine-Classified Redeemable Common Stock
As described in Note 4, the vested shares issued to WTI are contingently redeemable at the option of the holder during the put period and are recorded in mezzanine equity on the unaudited condensed consolidated balance sheets. The vested redeemable common shares were recorded at their fair value of $7.66 per share, which was an aggregate value of 4,308. The value of the redeemable common shares was determined using a combination of the value of the

Company's stock on the date of issuance and the theoretical value of a stand-alone put option valued using a Black-Scholes put option model discounted by a present value factor that considers the credit spread between an estimated Company specific discount rate and the risk-free rate of return. The valuation model used the following assumptions:

Redeemable Common Stock - Valuation Inputs	September 11, 2024
Common stock value per share	$4.35
Put price	$8.40
Term in years	5.00
Risk-free interest rate	3.42%
Volatility	85.00%
Credit spread	9.27%
Present value discount	63.49%

Note 9. Net Income (Loss) Per Share
Basic and diluted net income (loss) per share of common stock and redeemable common stock is presented in conformity with the two-class method required for participating securities. Under the two-class method, net income (loss) is allocated to each class of common stock and participating securities according to dividends declared or accumulated and participation rights in undistributed earnings. The two-class method requires income (loss) available to common stockholders for the period to be allocated between common and participating securities based upon their respective rights to receive dividends as if all income for the period had been distributed.
The Company considers its convertible preferred stock and unvested redeemable common stock to be participating securities. Under the two-class method, the net loss attributable to common stockholders is not allocated to the convertible preferred stock as the holders of the Company’s convertible preferred stock do not have a contractual obligation to share in the Company’s losses.
The following tables present the calculation of basic and diluted net income (loss) per share (in thousands, except share and per share amounts):

	Three Months Ended March 31,
	2025	2025	2024
	Redeemable Common Stock	Common Stock	Common Stock
Numerator:
Allocation of net income attributable to common stockholders	$79	$2,946	$3,274
Accretion on convertible preferred stock	—	(847)	(1,328)
Accretion on redeemable common stock	21	(21)	—
Allocation of net income to participating securities	$(14)	$(330)	$(661)
Allocated net income attributable to common stockholders	$86	$1,748	$1,285
Denominator:
Weighted average common shares outstanding, basic	562,500	15,383,287	8,740,059
Net income per share attributable to common stockholders, basic	$0.15	$0.11	$0.15

	Three Months Ended March 31,
	2025	2025	2024
	Redeemable Common Stock	Common Stock	Common Stock
Numerator:
Allocation of net income attributable to common stockholders	$79	$2,946	$3,274
Accretion on convertible preferred stock	—	(847)	(1,328)
Accretion on redeemable common stock	21	(21)	—
Allocation of net income to participating securities	—	(330)	—
Effect of dilutive securities	—	—	(6,809)
Allocated net income (loss) attributable to common stockholders	$100	$1,748	$(4,863)

	Three Months Ended March 31,
	2025	2025	2024
	Redeemable Common Stock	Common Stock	Common Stock
Denominator:
Weighted average common shares outstanding, basic	562,500	15,383,287	8,740,059
Effect of dilutive securities	125,000	0	877,766
Weighted average common shares outstanding, diluted	687,500	15,383,287	9,617,825
Net income (loss) per share attributable to common stockholders, diluted	$0.15	$0.11	$(0.51)

The following table summarizes the common stock equivalents of potentially dilutive outstanding securities excluded from the computation of diluted net loss per share due to their anti-dilutive effect:

	March 31,
	2025	2024
Stock options	377,012	463,168
RSUs	1,450,316	1,526,327
RSAs	107,636	—
PSUs	56,391	71,428
ESPP shares committed	51,073	19,388
Common stock warrants	11,099,708	3,102,591
Preferred stock	2,872,668	5,200,802
Total	16,014,804	10,383,704

The Company’s 200,536 unvested earnout shares and 125,000 unvested shares issued to WTI described in Part II, Item 8 “Financial Statements and Supplementary Data - Note 9 to the Consolidated Financial Statements - Common Stock Issuance, Redeemable Common Stock, Common Stock Warrants, and Convertible Preferred Stock” in it Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and 107,636 unvested RSAs issued in connection to the RSU to RSA conversion that occurred during 2024 were excluded from the calculation of basic and diluted per share calculations as the vesting conditions have not yet been met as of March 31, 2025.
Note 10. Segments
The Company operates as a single operating segment. The Company’s Chief Operating Decision Maker (“CODM”) is its Chief Executive Officer. All significant operating decisions are based upon analysis of the Company as one operating segment, which is the same as its reporting segment to allocate resources, make operating decisions, and evaluate financial performance.
The CODM considers consolidated net income (loss) to be the financial measure of segment profit and loss for monitoring budget versus actual results, perform variance analysis, and forecast future performance.
The CODM considers the impact of the significant segment expenses on net income, which are the same expenses presented on the unaudited condensed consolidated statements of operations and comprehensive income (loss), with the impact of stock-based compensation removed from the operating expense categories and presented separately when making operating decisions.
The measure of segment assets is reported on the unaudited condensed consolidated balance sheets as total assets. The CODM does not review segment assets at a level other than that presented in the Company's unaudited condensed consolidated balance sheets.

Revenue by geographic area is based on the delivery address of the customer and is summarized as follows (in thousands):

	Three Months Ended March 31,
	2025	2024
United States	$17,333	$12,901
United Kingdom	1,207	856
Other	2,564	993
Total revenues	$21,104	$14,750

Other than the United States, no individual country exceeded 10% of total revenues for the three or three months ended March 31, 2025 and March 31, 2024.
The Company’s long-lived assets are composed of property and equipment and right of use assets, net, and are summarized by geographic area as follows (in thousands):

	March 31, 2025	December 31, 2024
United States	$134	$167
International	74	73
Total long-lived assets, net	$208	$240

Note 11. Revision of Previously Issued Quarterly Information (Unaudited)
The unaudited condensed consolidated statements of cash flows for the interim period March 31, 2024 have been revised to correct for prior period errors as discussed in Note 1. Basis of Presentation. The effect on the unaudited condensed consolidated statements of cash flows for the affected period is as follows (in thousands):

	Three Months Ended March 31, 2024
(unaudited)	As Reported	Adjustments	As Revised
Cash flows from operating activities
Other, net	$(680)	$(17)	$(697)
Net cash used in operating activities	$(3,339)	$(17)	$(3,356)

Cash flows from investing activities
Purchase of intangible assets	$(54)	$17	$(37)
Net cash used in investing activities	$(54)	$17	$(37)

Cash flows from financing activities
Proceeds from short-term borrowings	$28,941	$(21,688)	$7,253
Payments of short-term borrowings	(31,392)	21,688	(9,704)
Net cash provided by financing activities	$5,233	$—	$5,233

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
The following discussion and analysis should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included elsewhere in this Report and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Form 10-K and Form 10-K/A. Certain statements we make under the following discussion and analysis constitute “forward-looking statements” under the Reform Act. See “Cautionary Note Regarding Forward-Looking Statements” in this Report. You should consider our forward-looking statements in light of the risks discussed in our unaudited condensed consolidated financial statements, related notes and other financial information appearing elsewhere in this Report, the section entitled “Risk Factors” in our Form 10–K, Form 10-K/A and this Report, and our other filings with the SEC. Note that amounts included in the following discussion and analysis are presented in thousands and may not sum due to rounding.
Overview
Our mission is to empower parents with the right information at the right time, to give them more peace of mind and help them find more joy in the journey of parenting. Our digital parenting platform aims to give parents real-time data and insights to help parents feel calmer and more confident. We believe that every parent deserves peace of mind and the opportunity to feel their well-rested best. We also believe that every child deserves to live a long, happy, and healthy life, and we are working to develop products to help facilitate that belief.
Components of Operating Results
Revenues
We recognize revenue primarily from products and the associated mobile applications. Revenues are recognized when control of goods and services is transferred to customers in an amount that reflects the consideration expected to be received by us in exchange for those goods and services. Substantially all of our revenues were derived from product sales.
Cost of Revenues
Cost of revenues consists of product costs, including contract manufacturing, shipping and handling, depreciation and amortization relating to tooling and manufacturing equipment and software, warranty replacement, fulfillment costs, warehousing, hosting and platform costs, and reserves for excess and obsolete inventory.
Operating Expenses
General and Administrative. General and administrative expenses consist primarily of salaries, benefits, stock-based compensation, and bonuses for finance and accounting, legal, human resources, operations, quality and administrative executives and employees; third-party legal, accounting, customer service, software, and other professional services; corporate travel and entertainment; depreciation and amortization of property and equipment, asset impairment charges, legal settlements, and facilities rent.
Sales and Marketing. Sales and marketing expenses consist primarily of salaries, commissions, benefits, stock-based compensation, and bonuses for sales and marketing employees and contractors; third-party marketing expenses such as social media and search engine marketing, retail marketing, email marketing, and print marketing.
Research and Development. Research and development expenses consist primarily of salaries, benefits, stock-based compensation, and bonuses for employees and contractors engaged in the design, development, maintenance, and testing of our products and platforms, including clinical testing.
Other Income (Expense)
Interest Income (Expense), Net. Interest income (expense), net consists of interest incurred on our outstanding borrowings and amortization of issuance costs. Interest income consists of interest earned on our money market account.
Common Stock Warrant Liability Adjustment. Mark to market adjustment to recognize the change in fair value of common stock warrant liabilities.
Other Income (Expense), Net. Other income (expense), net includes our net gain (loss) on foreign exchange transactions.

Income Tax Provision. Income tax provision consists primarily of U.S. federal and state income taxes related to the tax jurisdictions in which we conduct business.
Results of Operations
The following table sets forth our results of operations for the periods, indicated in thousands:

	Three Months Ended March 31,
	2025	2024
Revenues	$21,104	$14,750
Cost of revenues	9,778	8,203
Gross profit	11,326	6,547
Operating expenses:
General and administrative	7,092	6,050
Sales and marketing	4,002	3,896
Research and development	2,903	2,347
Total operating expenses	13,997	12,293
Operating loss	(2,671)	(5,746)
Other income (expense):
Interest expense, net	(991)	(161)
Common stock warrant liability adjustment	6,687	9,179
Other income (expense), net	12	2
Total other income (expense), net	5,708	9,020
Income before income tax provision	3,037	3,274
Income tax provision	(12)	—
Net income and comprehensive income	3,025	3,274
Accretion on convertible preferred stock	(847)	(1,328)
Allocation of net income to participating securities	(344)	(661)
Accretion on redeemable common stock	(21)	—
Allocation of net income to participating securities to redeemable common stockholders	14	—
Allocation of net income attributable to redeemable common stockholders	(79)	—
Net income attributable to redeemable common stockholders	86	—
Net income attributable to common stockholders	$1,748	$1,285
Net income per share attributable to common stockholders, basic	$0.11	$0.15
Weighted-average number of shares outstanding used to compute net income per share attributable to common stockholders, basic	15,383,287	8,740,059
Net income (loss) per share attributable to common stockholders, diluted	$0.11	$(0.51)
Weighted-average number of shares outstanding used to compute net income (loss) per share attributable to common stockholders, diluted	15,383,287	9,617,825
Net income per share attributable to redeemable common stockholders, basic	$0.15	$—
Weighted-average number of shares outstanding used to compute net income per share attributable to redeemable common stockholders, basic	562,500	—
Net income per share attributable to redeemable common stockholders, diluted	$0.15	$—
Weighted-average number of shares outstanding used to compute net income per share attributable to redeemable common stockholders, diluted	687,500	—

Revenues

	Three Months Ended March 31,		Change
(dollars in thousands)	2025	2024	$	%
Revenues	$21,104	$14,750	$6,354	43.1%

Revenues increased by $6,354, or 43.1%, from $14,750 for the three months ended March 31, 2024 to $21,104 for the three months ended March 31, 2025. The increase was primarily due to higher sales of Dream Sock and Dream Duo products. The higher sales of Dream Sock and Dream Duo products reflects an increase in consumer demand as compared to the same period in the prior year.
Cost of Revenues and Gross Profit

	Three Months Ended March 31,		Change
(dollars in thousands)	2025	2024	$	%
Cost of revenues	$9,778	$8,203	$1,575	19.2%
Gross profit	$11,326	$6,547	$4,779	73.0%
Gross margin	53.7%	44.4%

Cost of revenues increased by $1,575, or 19.2%, from $8,203 for the three months ended March 31, 2024 to $9,778 for the three months ended March 31, 2025. The increase was primarily due to the increase in product sales. Gross margin increased from 44.4% for the three months ended March 31, 2024 to 53.7% for the three months ended March 31, 2025 primarily due to higher revenue, favorable product mix, lower returns, improved fixed cost absorption, and lower direct product and fulfillment costs.
General and Administrative

	Three Months Ended March 31,		Change
(dollars in thousands)	2025	2024	$	%
General and administrative	$7,092	$6,050	$1,042	17.2%

General and administrative expense increased by $1,042, or 17.2%, from $6,050 for the three months ended March 31, 2024 to $7,092 for the three months ended March 31, 2025. The increase was driven primarily by litigation settlements and higher compensation expense, including accrued bonuses, the absence of a bad debt recovery, and an increase in headcount, partially offset by lower stock-based compensation expense as compared to the same period in the prior year.
Sales and Marketing

	Three Months Ended March 31,		Change
(dollars in thousands)	2025	2024	$	%
Sales and marketing	$4,002	$3,896	$106	2.7%

Sales and marketing expense increased by $106, or 2.7%, from $3,896 for the three months ended March 31, 2024 to $4,002 for the three months ended March 31, 2025. The increase was driven primarily by higher compensation expense due to accrued bonuses as compared to the same period in the prior year.
Research and Development

	Three Months Ended March 31,		Change
(dollars in thousands)	2025	2024	$	%
Research and development	$2,903	$2,347	$556	23.7%

Research and development expense increased by $556, or 23.7%, from $2,347 for the three months ended March 31, 2024 to $2,903 for the three months ended March 31, 2025. The increase was driven primarily by higher compensation expense, including accrued bonuses, an increase in headcount, and increased investment in research & development, as compared to the same period in the prior year.

Other Income (Expense), Net

	Three Months Ended March 31,		Change
(dollars in thousands)	2025	2024	$	%
Interest expense, net	$(991)	$(161)	$(830)	515.5%
Common stock warrant liability adjustment	$6,687	$9,179	$(2,492)	(27.1%)
Other income (expense), net	$12	$2	$10	500.0%

Interest expense increased by $830, from $161 for the three months ended March 31, 2024 to $991 for the three months ended March 31, 2025. The increase was driven primarily by interest and amortization of issuance costs related to the Company's term loan facility and asset-based revolving credit facility, which were entered into in September 2024.
For the three months ended March 31, 2025, we recognized a gain of $6,687 as compared to a gain of $9,179 for the same period in the prior year resulting from a smaller decrease in the fair value of common stock warrants outstanding. Additionally, the gain recognized for the three months ended March 31, 2025 included the decrease in fair value of the Series B Warrants that were issued in February 2024, which were not outstanding for the full period in the prior year.
Liquidity and Capital Resources
We fund our operations primarily with proceeds from issuances of our convertible preferred stock, issuances of our common stock, borrowings under our loan facilities, issuances of convertible promissory notes, and sales of our products and services. As of March 31, 2025, we had cash and cash equivalents of $16,310.
On February 17, 2023 we entered into private placement investment agreements with certain investors, pursuant to which we issued and sold to the investors (i) an aggregate of 30,000 shares of our Series A convertible preferred stock, par value $0.0001 per share and (ii) warrants to purchase an aggregate of 7,871,712 shares of our common stock, par value $0.0001 per share, (“Series A Warrants”) for an aggregate purchase price of $30,000.
The Series A convertible preferred stock is convertible into common stock at the option of the holder at any time after February 17, 2023 and ranks, with respect to dividend rights, rights of redemption and rights upon a liquidation event, (i) senior to the common stock and all other classes or series of our equity securities established after February 17, 2023, unless such shares or equity securities expressly provide that they rank in parity with or senior to the Series A convertible preferred stock with respect to dividend rights, rights of redemption or rights upon a liquidation event, (ii) on parity with each class or series of our equity securities established after February 17, 2023, the terms of which expressly provide that it ranks on parity with the Series A convertible preferred stock with respect to dividend rights, rights of redemption and rights upon a liquidation event and (iii) junior to each class or series of our equity securities established after February 17, 2023, the terms of which expressly provide that it ranks senior to the Series A convertible preferred stock with respect to dividend rights, rights of redemption and rights upon a liquidation event. On August 20, 2024, holders of the Series A Preferred Stock elected to convert an aggregate of 15,721 shares of Series A Preferred Stock in exchange for an aggregate of 2,291,686 shares of common stock. Except as otherwise provided in the certificate of designation relating to the Series A convertible preferred stock or as required by law, holders of shares of Series A convertible preferred stock are entitled to vote with the holders of shares of common stock (and any other class or series that may similarly be entitled to vote with the holders of common stock) on an as-converted to common stock basis at any annual or special meeting of our stockholders, and not as a separate class.
At any time from and after February 17, 2028, the holders of at least a majority of the then outstanding shares of Series A convertible preferred stock may specify a date and time or the occurrence of an event by vote or written consent that all, and not less than all, of the outstanding shares of Series A preferred stock will automatically be: (i) converted into shares of common stock at a conversion rate of 145.7726 per share (the “Conversion Rate”), (ii) subject to certain exceptions and limitations, redeemed for an amount per share of Series A preferred stock equal to the liquidation preference of one thousand dollars per share, plus all accrued or declared but unpaid dividends as of the redemption date and time or (iii) a combination of the foregoing.
Subject to certain exceptions, upon the occurrence of a fundamental change, voluntary or involuntary liquidation, dissolution or winding-up of the Company, we will be required to pay an amount per share of Series A convertible preferred stock equal to the greater of (i) one thousand dollars per share or (ii) the consideration per share of Series A convertible preferred stock as would have been payable had all such shares been converted to common stock immediately prior to the liquidation event, plus, in each case, the aggregate amount of all declared but unpaid dividends thereon to the date of final distribution to the holders of Series A convertible preferred stock.
Each of the Series A Warrants sold in the private placement offering is exercisable for one share of common stock at an exercise price of $4.66 per share, is immediately exercisable, and will expire on February 17, 2028. As the Series A Warrants could require cash settlement in certain scenarios, the warrants were classified as liabilities upon issuance and were initially recorded at an aggregate estimated fair value of $26,133 The total proceeds from the offering were first allocated to the liability classified warrants, based on their fair values, with the residual $3,867 allocated to the Series A convertible preferred stock. The Series A convertible stock is accreting to its redemption value, starting from the issuance date to the date at which the shares become redeemable on February 17, 2028. Accretion will be recorded as a deemed dividend. None of the Series A Warrants have been exercised as of March 31, 2025.
On February 25, 2024 we entered into a private placement investment agreement with certain investors, pursuant to which we issued and sold to the investors (i) an aggregate of 9,250 shares of our Series B convertible preferred stock, par value $0.0001 per share and (ii) warrants to purchase an aggregate of 1,799,021 shares of our common stock, par value $0.0001 per share (the “February 2024 Warrants”), for an aggregate gross purchase price of $9,250.
The Series B convertible preferred stock is convertible into common stock at the option of the holder at any time after February 29, 2024 and ranks, with respect to dividend rights, rights of redemption and rights upon a liquidation event, (i) equal to our Series A convertible preferred stock, (ii) senior to the common stock and all other classes or series of our equity securities established after February 29, 2024, unless such shares or equity securities expressly provide that they rank in parity with or senior to the Series B convertible preferred stock with respect to dividend rights, rights of redemption or rights upon a liquidation event, (iii) on parity with each class or series of our equity securities established after February 29, 2024, the terms of which expressly provide that it ranks on parity with the Series B convertible preferred stock with respect to dividend rights, rights of redemption and rights upon a liquidation event and (iv) junior to each class or series of our equity securities established after February 29, 2024, the terms of which expressly provide that it ranks senior to the Series B convertible preferred stock with respect to dividend rights, rights of redemption and rights upon a liquidation event. Except as otherwise provided in the certificate of designation relating to the Series B convertible preferred stock or as required by law, holders of shares of Series B convertible preferred stock are entitled to vote with the holders of shares of common stock (and any other class or series that may similarly be entitled to vote with the holders of common stock) on an as-converted to common stock basis at any annual or special meeting of our stockholders, and not as a separate class.
At any time from and after March 1, 2029, the holders of at least a majority of the then outstanding shares of Series B convertible preferred stock may specify a date and time or the occurrence of an event by vote or written consent that all, and not less than all, of the outstanding shares of Series B convertible preferred stock will automatically be: (i) converted into shares of common stock at a conversion rate of 129.6596 per share, (ii) subject to certain exceptions and limitations, redeemed for an amount per share of Series B preferred stock equal to the liquidation preference of one thousand dollars per share, plus all accrued or declared but unpaid dividends as of the redemption date and time or (iii) a combination of the foregoing.
Subject to certain exceptions, upon the occurrence of a fundamental change, voluntary or involuntary liquidation, dissolution or winding-up of the Company, we will be required to pay an amount per share of Series B convertible preferred stock equal to the greater of (i) one thousand dollars per share or (ii) the consideration per share of Series B convertible preferred stock as would have been payable had all such shares been converted to common stock immediately prior to the liquidation event, plus, in each case, the aggregate amount of all declared but unpaid dividends thereon to the date of final distribution to the holders of Series B convertible preferred stock. As of March 31, 2025, the redemption value for Series B convertible preferred stock is $9,250. None of the Series B convertible preferred stock had been converted as of March 31, 2025.
Each of the February 2024 Warrants sold in the private placement offering is exercisable for one share of common stock at an exercise price of $7.7125 per share, is immediately exercisable, and will expire on March 1, 2029. As the February 2024 Warrants could require cash settlement in certain scenarios, the February 2024 warrants were classified as liabilities upon issuance and were initially recorded at an aggregate estimated fair value of $6,856. The total proceeds from the offering were first allocated to the liability classified warrants, based on their fair values, with the residual $2,394 allocated to the Series B convertible preferred stock. The Series B convertible stock will accrete to its redemption value, starting from the issuance date to the date at which the shares become redeemable on March 1, 2029. Accretion will be recorded as a deemed dividend. None of the February 2024 Warrants have been exercised as of March 31, 2025.
We incurred $394 of issuance costs related to the offering. Issuance costs allocated to the preferred stock of $102 were recorded as a reduction to the Series B convertible preferred stock. Issuance costs allocated to the liability classified warrants of $292 were recorded as an expense within general and administrative expenses on the unaudited condensed consolidated statements of operations and comprehensive income (loss).
On September 11, 2024, we entered into the underwriting agreement and issued 3,135,136 shares of our common stock at a price to the public of $3.70 per share, less underwriting discounts and commissions. The net proceeds we received were $10,590. We provided the underwriter a discount of 7% off the offering price. In addition to the underwriter discount, the offering expenses with third parties were $863, of which $260 in issuance costs that were unpaid as of March 31, 2025. We also reimbursed the underwriters for $198 in fees and expenses, including legal expenses, out-of-pocket expenses, and clearing expenses. The issuance costs associated with the September 2024 Offering were recorded as a reduction to additional paid-in capital on the unaudited condensed consolidated balance sheets.
Pursuant to the underwriting agreement, we also issued, as a portion of the underwriting compensation payable to the underwriter, a warrant to purchase up to 125,405 shares of our common stock (which was subsequently transferred to certain affiliates of the underwriter, the “Titan Warrants”). The Titan Warrants are initially exercisable on March 13, 2025 at an exercise price of $4.63 and have a term of five years from such initial exercise date. None of the Titan Warrants have been exercised as of March 31, 2025.
WTI Loan Facility
On September 11, 2024 (the “Effective Date”), we, as guarantor, and our wholly-owned subsidiary, Owlet Baby Care, Inc., a Delaware corporation (“OBCI,” and together with us, collectively, the “Loan Parties”), as the borrower, entered into a Loan Facility Agreement (the “Loan Facility Agreement”) with WTI Fund X, Inc. and WTI Fund XI, Inc. (collectively “WTI” for a term loan facility of up to $15,000 (the “WTI Loan Facility”).
The WTI Loan Facility consists of two tranches. The first tranche of $10,000 was available at closing and through September 30, 2024, with $2,500 of the first tranche availability extendable until December 31, 2024 (the “First Tranche Commitment”). We initiated our first drawdown under the WTI Loan Facility of $7,500 (the “Initial Loan”) shortly after closing. We agreed with WTI to extend the remaining $2,500 of the First Tranche Commitment to March 31, 2025. We ultimately elected not to draw on the remainder of the first tranche and, as a result, 62,500 unvested shares of redeemable common stock were forfeited on March 31, 2025. Once repaid, we cannot reborrow from the WTI Loan Facility.
The second tranche of $5,000 is available through August 15, 2025 (the “Second Tranche Commitment,” or together with the First Tranche Commitment, the “Loan Commitments”) upon achievement of (a) at least $48,600 in revenue for the period that commenced October 1, 2024 and ending June 30, 2025 (the “Second Tranche Condition Period”), (b) total cash burn during the Second Tranche Condition Period not to exceed $600 for such period, (c) receipt by us of at least $6,000 of net proceeds from an equity financing during a period commencing on the closing date and ending on the second tranche borrowing date, and (d) receipt by WTI of our then-current, board-approved operating and financing plan to WTI's satisfaction, as well as compliance with certain reporting conditions.
Interest on the outstanding principal amounts of any borrowing under the WTI Loan Facility accrues at a rate per annum equal to the sum of the prime rate plus 3.5%, with a floor of 12%. The interest rate on the outstanding principal amounts of any borrowing under the WTI Loan Facility for the three months ended March 31, 2025 was 12%. Commencing on November 1, 2025 through maturity on January 1, 2028, we are required to make monthly interest and principal payments. Loans under the WTI Loan Facility also accrue 2.5% in payment-in-kind interest (“PIK Interest”) compounded monthly, and PIK Interest payments will be due and payable upon maturity of the loans. Accrued coupon interest and accrued PIK interest are recorded within accrued and other expenses and within long-term debt, net respectively on the unaudited condensed consolidated balance sheets. Accrued PIK interest was $104 as of March 31, 2025.
We have the option to prepay the outstanding loans issued under the WTI Loan Facility in whole at any time by repaying all outstanding principal and accrued interest, as well as all scheduled unpaid interest on the loan, including

PIK Interest, as if the loan continued to accrue interest through its stated maturity. Provided if our fully diluted market capitalization of our common stock is greater than or equal to $250,000 for 10 consecutive Trading Days, then so long as such prepayment is made within 60 days thereafter, the redemption price will be discounted by 30% of the total amount of all scheduled but unpaid interest (but excluding any PIK Interest, which will not be discounted).
The WTI Loan Facility contains certain reporting and operational covenants that we must meet in order to borrow funds under the Loan Commitments and not cause an event of default. Upon the occurrence of an event of default, WTI could elect to force redemption of the outstanding balances under the WTI Loan Facility, requiring us to pay all outstanding principal and accrued interest, as well as all scheduled unpaid interest on the loan, including PIK interest. Upon the occurrence of an event of default, we will also be required to pay default interest on any overdue balances at a rate of 5.0%. The WTI Loan Facility and any loans and obligations issued thereunder are collateralized by substantially all of our assets, with certain exceptions as set forth in the WTI Loan Facility, and are guaranteed by Owlet, Inc. As of March 31, 2025, we were in compliance with all covenants under the WTI Loan Facility.
As partial consideration for the availability and funding of the WTI Loan Facility, we and WTI Fund X, LLC (“Fund X”) and WTI Fund XI, LLC (“Fund XI”, and together with Fund X, the “WTI Funds”) entered into a Stock Issuance Agreement (the “WTI Stock Issuance Agreement”), dated as of the Effective Date. Pursuant to the WTI Stock Issuance Agreement, we issued to the WTI Funds an aggregate of 750,000 shares of redeemable common stock on the Effective Date, of which 62,500 shares of the redeemable common stock have been forfeited and the remaining 125,000 of unvested redeemable common stock are subject to forfeiture in the event that we do not draw on the remaining portion of the outstanding Loan Commitment. To the extent we do exercise our option under the Loan Commitments to issue additional debt, a number of forfeitable shares will 'vest' and no longer be subject to forfeiture based on the pro rata portion of the outstanding Loan Commitments drawn against.
The shares issued to WTI pursuant to the WTI Stock Issuance Agreement contain an embedded redemption option (the “Redemption Option”) such that WTI may elect to force us to redeem the shares that are no longer subject to forfeiture for a price of $8.40 per share. The Redemption Option may be exercised in whole or in part, at any time, from time to time, during the period commencing on the first trading day following the fifth anniversary of the Effective Date and continuing through the date which is 10 years after the Effective Date, subject to certain acceleration provisions set forth in the WTI Stock Issuance Agreement. Because the shares are redeemable at the option of the WTI Funds, the shares are recorded in mezzanine equity on the unaudited condensed consolidated balance sheets. The redeemable common shares were initially recorded at their fair value of $7.66 per share, which was an aggregate value of $4,308. The value of the redeemable common shares was determined using a combination of the value of our stock on the date of issuance and the theoretical value of a stand-alone put option valued using a Black-Scholes put option model discounted by a present value factor that considers the credit spread between an estimated Company specific discount rate and the risk-free rate of return. Because the shares are required to be redeemed at the option of WTI, based solely on the passage of time, and provided WTI did not elect to otherwise sell or transfer the shares beforehand, the carrying value of the shares will accrete to their redemption value of $8.40 per share from the issuance date through September 11, 2029, the date the Redemption Option first becomes exercisable.
We allocated the lender fees (including the fair value of the vested shares) and third-party debt issuance costs between the Initial Loan and the remaining, undrawn Loan Commitments. The costs allocated to the Initial Loan are accounted for as a discount and will be amortized across the term of the Initial Loan using the effective interest method. The costs allocated to the remaining, undrawn Loan Commitments are accounted for as loan commitment assets, which are being amortized to interest expense using the straight-line method over the commitment periods, due to uncertainty about our intent to access the Loan Commitment. The unamortized portion of the loan commitment assets was $424 as of March 31, 2025 and is recorded within Other assets on the unaudited condensed consolidated balance sheets.
We recognized $222 of interest expense related to the amortization of debt issuance costs of the WTI Loan Facility and $385 of interest expense related to the amortization of the loan commitment assets during the three months ended March 31, 2025.

ABL Line of Credit
On September 11, 2024, we, as guarantor, and our wholly-owned subsidiary, Owlet Baby Care, Inc., a Delaware corporation (“OBCI,” and together with us, collectively, the “Loan Parties”), as borrower, entered into a Credit and Security Agreement (the “Credit Agreement”) with the financial institutions party thereto from time to time as lenders (collectively the “Lenders”) and ABL OPCO LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lenders.
The Credit Agreement provides for an asset-based revolving credit facility (the “ABL Line of Credit”) in a maximum principal amount of up to $15,000, which amount shall increase to $20,000 on September 11, 2025 (the “Revolving Commitment”). The ABL Line of Credit is collateralized by substantially all of our assets. Loans and other obligations under the Credit Agreement bear interest at a rate per annum equal to the 1-month Secured Overnight Financing Rate (subject to a floor of 3.5%) plus a margin, which varies between 7.5% and 8.5% depending on our earnings before interest, taxes, depreciation and amortization (“EBITDA”), provided that the interest rate shall not exceed the maximum rate permitted under applicable law.
The ABL Line of Credit matures on September 10, 2027 (the “Maturity Date”). If for any reason the Credit Agreement is terminated or all outstanding loans and other obligations are paid in full and the ABL Line of Credit is terminated before the Maturity Date, we will be obligated to pay a prepayment fee equal to a percentage of the then-current Revolving Commitment, which percentage decreases on certain anniversary of the closing date.
The Credit Agreement contains representations, warranties, covenants, and events of default customary for agreements of this type. OBCI's obligations under the Credit Agreement are: (i) fully and unconditionally guaranteed by Owlet, Inc.; and (ii) secured by a security interest in substantially all our personal property assets, including Owlet Inc.'s pledge of the outstanding capital stock of the Company. Among these covenants is a liquidity covenant requiring the Company to maintain liquidity of $4,000. Liquidity is defined as the sum of (x) Undrawn Availability (as defined in the Credit Agreement) on the asset-based line of credit, plus (y) unrestricted cash and funds held in deposit accounts. In addition, if the liquidity falls below $9,000, the Company is then subject to a minimum trailing-twelve-months EBITDA covenant as defined in the Credit Agreement. As of March 31, 2025, we were in compliance with all covenants under the Credit Agreement.
The unamortized portion of debt issuance costs related to the Credit Agreement as of March 31, 2025 was $557 and is recorded as a loan commitment asset within other assets on the unaudited condensed consolidated balance sheets. Issuance costs are amortized straight-line over the term of the Credit Agreement and recorded within interest income (expense), net on the unaudited condensed consolidated statements of operations and comprehensive income (loss)).
On March 31, 2025, there was $8,498 of outstanding borrowings, which is recorded as a current liability on the unaudited condensed consolidated balance sheets based on our intent and ability to repay the outstanding borrowings in the near term. The remaining borrowing base availability under the Credit Agreement was $46 as of March 31, 2025.
Financed Insurance Premium
In July 2024, we renewed our corporate directors & officers and employment liability policies and entered into several new short-term commercial premium finance agreements with First Insurance Funding totaling $941 to be paid within one year, accruing interest at a weighted average rate of 8.7%. As of March 31, 2025, the remaining principal balance on the combined financed insurance premiums was $313.
Funding Requirements and Going Concern
In accordance with ASU No. 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40), we have evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about our ability to continue as a going concern within one year after the date that the unaudited condensed consolidated financial statements.
Since inception, we have experienced recurring operating losses and generated negative cash flows from operations, resulting in an accumulated deficit of $265,170 as of March 31, 2025. During the three months ended March 31, 2025 and 2024, we had negative cash flows from operations of $5,925 and $3,356, respectively. As of March 31, 2025, we had $16,310 of cash on hand.

As we continue to address these financial conditions, management has undertaken the following actions:
•
As described further in Note 7, “Common Stock Issuance, Redeemable Common Stock, Common Stock Warrants, and Convertible Preferred Stock” included in our unaudited condensed consolidated financial statements included in this Report, in September 2024, we issued 3,135,136 shares of our common stock and received net proceeds of $10,590 and in February 2024, the Company consummated a sale of preferred stock and warrants to purchase our common stock for a gross purchase price of $9,250.

•
As described in Note 4, “Debt and Other Financing Arrangements” included in our unaudited condensed consolidated financial statements included in this Report, in September 2024, we entered into a loan facility agreement with WTI Fund X, Inc. and WTI Fund XI, Inc. (collectively “WTI” or “Lenders”) for a term loan facility of up to $15,000 (the “WTI Loan Facility”) and on September 11, 2024, we entered into an asset-based revolving credit facility (the “ABL Line of Credit”) with ABL OPCO LLC, as the lender, with a maximum revolving commitment amount of up to $15,000, with an additional $5,000 revolving commitment available on September 11, 2025. In connection with these transactions, we used our then-existing cash to repay and extinguish all borrowings outstanding under the line of credit and term loan agreement with Silicon Valley Bank, now a division of First Citizens Bank and Trust Company (“SVB”). As of March 31, 2025 we have borrowings of $7,500 under the WTI Loan Facility and $8,498 under the ABL Line of Credit.

Notwithstanding the above actions, we have experienced recurring operating losses, negative cash flows from operations since inception, and a low cash balance relative to current obligations which raise substantial doubt about our ability to continue as a going concern within one year after the date that the accompanying unaudited condensed consolidated financial statements are issued. The accompanying unaudited condensed consolidated financial statements have been prepared on a going concern basis and accordingly, do not include any adjustments relating to the recoverability and classification of asset carrying amounts, or the amount and classification of liabilities that might result should we be unable to continue as a going concern.
We have not generated sufficient cash flows from operations to satisfy our capital requirements for the next twelve months. There can be no assurance that we will generate sufficient future cash flows from operations to fund our ongoing operations due to potential factors, including but not limited to inflation, recession, or reduced demand for our products. If revenues decrease from current levels, we may be unable to further reduce costs, or such reductions may limit our ability to pursue strategic initiatives and grow revenues in the future.
There can be no assurance that we will be able to obtain additional financing on terms acceptable to us, if at all. Failure to secure additional funding may require us to modify, delay or abandon some of our planned future development, or to otherwise enact further operating cost reductions, which could have a material adverse effect on our business, operating results, financial condition and ability to achieve our intended business objectives.
If we raise additional funds through further issuances of equity or convertible debt securities, our existing stockholders could suffer significant dilution, and any new equity securities we issue could have rights, preferences, and privileges superior to those of holders of our common stock. If we are unable to obtain adequate financing or financing on terms satisfactory to us when we require it, our ability to continue to pursue our business objectives and to respond to business opportunities, challenges, or unforeseen circumstances could be significantly limited, and our business, financial condition, and results of operations could be materially adversely affected. We also could be required to seek funds through arrangements with partners or others that may require us to relinquish rights or jointly own some aspects of our technologies, products, or services that we would otherwise pursue on our own.
Cash Flows
The following table summarizes our cash flow (in thousands):

	Three Months Ended March 31,
	2025	2024
Net cash used in operating activities	$(5,925)	$(3,356)
Net cash used in investing activities	(110)	(37)
Net cash provided by financing activities	2,014	5,233
Net change in cash, cash equivalents, and restricted cash	$(4,021)	$1,840

Operating Activities
For the three months ended March 31, 2025, net cash used in operating activities was $5,925 as compared to net cash used in operating activities of $3,356 in the prior year. The change in operating cash flows was primarily driven by an increase in accounts receivable, which was $4,453 for the three months ended March 31, 2025 as compared to decrease in accounts receivable of $2,765 for the same period in the prior year.
Investing Activities
For the three months ended March 31, 2025, we used $110 to invest in various projects, primarily for the development of our new subscription app. For the three months ended March 31, 2024, we used substantially no cash for investing activities due to the prioritization of research and development projects that supported seeking regulatory clearances for our products.
Financing Activities
For the three months ended March 31, 2025 and 2024, net cash provided by financing activities was $2,014 and $5,233, respectively. The decrease is primarily driven by the proceeds raised by the Series B preferred stock offering in February 2024.
Critical Accounting Policies and Estimates
There have been no material changes from the critical accounting policies and estimates disclosed in our Form 10-K, other than policies disclosed in this Report.
Item 3. Quantitative and Qualitative Disclosures About Market Risk.
We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information otherwise required under this Item.

APPENDIX D

Selected Information from the Company’s Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 2025
Item 1. Financial Statements
Owlet, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$21,827	$20,245
Restricted cash	300	386
Accounts receivable, net of allowance for credit losses of $953 and $653, respectively	24,372	12,136
Inventory	11,378	10,523
Prepaid expenses and other current assets	2,866	2,823
Total current assets	60,743	46,113
Property and equipment, net	186	102
Right of use assets, net	96	138
Intangible assets, net	976	975
Other assets	1,542	2,187
Total assets	$63,543	$49,515
Liabilities, Mezzanine Equity, and Stockholders’ Deficit
Current liabilities:
Accounts payable	$12,903	$11,281
Accrued and other expenses	20,979	16,378
Current portion of deferred revenues	1,751	1,404
Line of credit	14,876	6,263
Current portion of long-term and other debt	2,289	1,103
Total current liabilities	52,798	36,429
Long-term debt, net	3,380	4,331
Common stock warrant liabilities	51,652	25,343
Other long-term liabilities	194	226
Total liabilities	108,024	66,329
Commitments and contingencies (Note 5)
Mezzanine equity:
Series A convertible preferred stock, $0.0001 par value, 11,479 and 11,479 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	6,151	5,151
Series B convertible preferred stock, $0.0001 par value; 9,250 and 9,250 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	4,148	3,452
Redeemable common stock, 687,500 and 750,000 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	4,376	4,334
Total mezzanine equity	14,675	12,937
Stockholders’ deficit:
Common stock, $0.0001 par value, 107,142,857 shares authorized as of June 30, 2025 and December 31, 2024; 16,258,155 and 15,725,783 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	2	2
Additional paid-in capital	243,659	238,442
Accumulated deficit	(302,817)	(268,195)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

	June 30, 2025	December 31, 2024
Total stockholders’ deficit	(59,156)	(29,751)
Total liabilities, mezzanine equity, and stockholders' deficit	$63,543	$49,515

Owlet, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues	$26,063	$20,699	$47,167	$35,449
Cost of revenues	12,683	10,447	22,461	18,650
Gross profit	13,380	10,252	24,706	16,799
Operating expenses:
General and administrative	7,228	6,290	14,320	12,340
Sales and marketing	4,318	3,852	8,320	7,748
Research and development	3,753	2,354	6,656	4,701
Total operating expenses	15,299	12,496	29,296	24,789
Operating loss	(1,919)	(2,244)	(4,590)	(7,990)
Other income (expense):
Interest income (expense), net	(979)	20	(1,970)	(141)
Common stock warrant liability adjustment	(34,753)	1,028	(28,066)	10,207
Other income (expense), net	37	71	49	73
Total other income (expense), net	(35,695)	1,119	(29,987)	10,139
Income (loss) before income tax provision	(37,614)	(1,125)	(34,577)	2,149
Income tax provision	(33)	(22)	(45)	(22)
Net income (loss) and comprehensive income (loss)	$(37,647)	$(1,147)	$(34,622)	$2,127
Accretion on convertible preferred stock	(849)	(1,535)	(1,696)	(2,863)
Accretion on redeemable common stock	(21)	—	(42)	—
Allocation of net loss attributable to redeemable common stockholders	1,330	—	1,268	—
Net loss attributable to redeemable common stockholders	(1,309)	—	(1,226)	—
Net loss attributable to common stockholders	$(37,187)	$(2,682)	$(35,092)	$(736)
Net loss per share attributable to common stockholders, basic and diluted	$(2.37)	$(0.30)	$(2.26)	$(0.08)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	15,716,376	8,867,399	15,550,751	8,803,729
Net loss per share attributable to redeemable common stockholders, basic and diluted	$(2.33)	$—	$(2.18)	$—
Weighted-average number of shares outstanding used to compute net loss per share attributable to redeemable common stockholders, basic and diluted	562,500	—	562,500	—

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Owlet, Inc.
Condensed Consolidated Statements of Changes in Mezzanine Equity and Stockholders’ Deficit
(in thousands, except share and per share amounts)
(unaudited)

	Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders' Deficit
	Shares	Amount	Shares	Amount	Shares	Amount
Balance as of December 31, 2023	28,628	$7,855	—	$—	8,797,456	$1	$218,127	$(255,659)	$(37,531)
Issuance of convertible preferred stock	—	—	9,250	2,394	—	—	—	—	—
Preferred stock issuance costs	—	—	—	(102)	—	—	—	—	—
Accretion on convertible preferred stock	—	1,212	—	116	—	—	(1,328)	—	(1,328)
Conversion of preferred stock	(1,178)	(332)	—	—	171,719	—	332	—	332
Issuance of common stock for restricted stock units vesting	—	—	—	—	22,437	—	—	—	—
Issuance of common stock for employee stock purchase plan	—	—	—	—	22,791	—	92	—	92
Stock-based compensation	—	—	—	—	—	—	2,227	—	2,227
Net income	—	—	—	—	—	—	—	3,274	3,274
Balance as of March 31, 2024	27,450	$8,735	9,250	$2,408	9,014,403	$1	$219,450	$(252,385)	$(32,934)
Accretion on convertible preferred stock	—	1,187	—	348	—	—	(1,535)	—	(1,535)
Conversion of preferred stock	(250)	(83)	—	—	36,443	—	83	—	83
Issuance of common stock for restricted stock units vesting	—	—	—	—	48,693	—	—	—	—
Stock-based compensation	—	—	—	—	—	—	2,104	—	2,104
Net loss	—	—	—	—	—	—	—	(1,147)	(1,147)
Balance as of June 30, 2024	27,200	$9,839	9,250	$2,756	9,099,539	$1	$220,102	$(253,532)	$(33,429)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Owlet, Inc.
Condensed Consolidated Statements of Changes in Mezzanine Equity and Stockholders’ Deficit (continued)
(in thousands, except share and per share amounts)
(unaudited)

	Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Redeemable Common Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders' Deficit
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance as of December 31, 2024	11,479	$5,151	9,250	$3,452	750,000	$4,334	15,725,783	$2	$238,442	$(268,195)	$(29,751)
Accretion on convertible preferred stock	—	500	—	348	—	—	—	—	(848)	—	(848)
Accretion on redeemable common stock	—	—	—	—	—	21	—	—	(21)	—	(21)
Common stock issuance costs	—	—	—	—	—	—	—	—	7	—	7
Forfeiture of redeemable common stock	—	—	—	—	(62,500)	—	—	—	—	—	—
Issuance of common stock for restricted stock units vesting	—	—	—	—	—	—	56,149	—	—	—	—
Issuance of common stock for employee stock purchase plan	—	—	—	—	—	—	26,917	—	97	—	97
Stock-based compensation	—	—	—	—	—	—	—	—	1,684	—	1,684
Net income	—	—	—	—	—	—	—	—	—	3,025	3,025
Balance as of March 31, 2025	11,479	$5,651	9,250	$3,800	687,500	$4,355	15,808,849	$2	$239,361	$(265,170)	$(25,807)
Accretion on convertible preferred stock	—	500	—	348	—	—	—	—	(848)	—	(848)
Accretion on redeemable common stock	—	—	—	—	—	21	—	—	(21)	—	(21)
Issuance of common stock for restricted stock units vesting	—	—	—	—	—	—	58,928	—	—	—	—
Exercise of common stock warrants	—	—	—	—	—	—	390,378	—	3,579	—	3,579
Stock-based compensation	—	—	—	—	—	—	—	—	1,588	—	1,588
Net loss	—	—	—	—	—	—	—	—	—	(37,647)	(37,647)
Balance as of June 30, 2025	11,479	$6,151	9,250	$4,148	687,500	$4,376	16,258,155	$2	$243,659	$(302,817)	$(59,156)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Owlet, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities
Net income (loss)	$(34,622)	$2,127
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	228	213
Stock-based compensation	3,245	4,331
Provision for credit losses	(24)	(384)
Common stock warrant liability adjustment	28,066	(10,207)
Impairment of intangible and other assets	20	12
Amortization of right of use assets	42	721
Amortization of debt financing costs	1,260	—
Write-off of prepaid deposit	347	—
Other adjustments, net	221	25
Changes in assets and liabilities:
Accounts receivable	(12,220)	(2,538)
Prepaid expenses and other assets	(524)	674
Inventory	(973)	(1,608)
Accounts payable and accrued and other expenses	6,483	1,196
Lease liabilities	(65)	(955)
Other liabilities	—	(421)
Deferred revenue	346	88
Other, net	—	5
Net cash used in operating activities	(8,170)	(6,721)
Cash flows from investing activities
Purchase of property and equipment	(65)	(3)
Purchase of intangible assets	(28)	(71)
Capitalized internal-use software development costs	(106)	—
Net cash used in investing activities	(199)	(74)
Cash flows from financing activities
Proceeds from issuance of preferred stock, net of $0 and $158 of paid transaction costs, respectively	—	8,856
Proceeds from short-term borrowings	32,998	17,436
Payments of short-term borrowings	(24,725)	(17,783)
Payments of long-term borrowings	—	(3,000)
Employee taxes paid related to the net share settlement of stock-based awards	(619)	(95)
Proceeds related to the issuance of common stock under stock plans	627	95
Debt financing costs paid	(75)	—
Issuance costs paid related to 2024 common stock and warrants	(260)	—
Proceeds from exercise of common stock warrants	1,822	—
Other, net	97	92
Net cash provided by financing activities	9,865	5,601
Net change in cash, cash equivalents, and restricted cash	1,496	(1,194)
Cash, cash equivalents, and restricted cash at beginning of period	20,631	16,557
Cash, cash equivalents, and restricted cash at end of period	$22,127	$15,363

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Owlet, Inc.
Condensed Consolidated Statements of Cash Flows (continued)
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities
Supplemental disclosure of cash flow information:
Cash paid for income taxes	$45	$30
Cash paid for interest	771	784
Supplemental disclosure of non-cash investing and financing activities:
Purchases of property and equipment included in accounts payable	$73	$—
Purchases of intangible assets included in accounts payable	34	13
Conversion of preferred stock	—	415
Accretion on preferred stock and redeemable common stock	1,738	2,863
Stock-based compensation for software development	27	—

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Owlet, Inc.
Notes to Condensed Consolidated Financial Statements
(in thousands, except share and per share amounts)
(unaudited)
Note 1. Basis of Presentation
As used in these financial statements, unless otherwise stated or the context otherwise requires: “we,” “us,” “our,” “Owlet,” the “Company,” and similar references refer to Owlet, Inc. and its subsidiaries. “Common stock” refers to the Class A common stock of Owlet, Inc.
Basis of Presentation and Principles of Consolidation
The accompanying unaudited condensed consolidated financial statements of the Company and its subsidiaries have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” or “GAAP”) for interim financial information and applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) regarding interim financial reporting. The condensed consolidated balance sheet as of December 31, 2024, included herein, was derived from the audited consolidated financial statements as of that date, but does not include all disclosures including certain notes required by U.S. GAAP on an annual reporting basis. All intercompany transactions and balances have been eliminated in consolidation. In the opinion of management, the accompanying unaudited condensed consolidated financial statements reflect all normal recurring adjustments necessary for the fair statement of the Company’s financial position, results of operations, and cash flows for the interim periods presented. All dollar amounts, except per share amounts, in the notes are presented in thousands, unless otherwise specified.
Certain prior year amounts have been reclassified to conform to the current period presentation.
Risks and Uncertainties
In accordance with ASU No. 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40), the Company has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the unaudited condensed consolidated financial statements included in this quarterly report on Form 10-Q are issued.
Since inception, the Company has experienced recurring operating losses and generated negative cash flows from operations, resulting in an accumulated deficit of $302,817 as of June 30, 2025. During the six months ended June 30, 2025 and 2024, the Company had negative cash flows from operations of $8,170 and $6,721, respectively. As of June 30, 2025, the Company had $21,827 of cash on hand.
As the Company continues to address these financial conditions, management has undertaken the following actions:
•
As described further in Note 7, Common Stock Issuance, Redeemable Common Stock, Common Stock Warrants, and Convertible Preferred Stock, in September 2024, the Company issued 3,135,136 shares of its common stock and received net proceeds of $10,590 and in February 2024, the Company consummated a sale of preferred stock and warrants to purchase its common stock for a gross purchase price of $9,250.

•
As described in Note 4, Debt and Other Financing Arrangements, in September 2024, the Company entered into a loan facility agreement with WTI Fund X, Inc. and WTI Fund XI, Inc. (collectively “WTI” or “Lenders”) for a term loan facility of up to $15,000 (the “WTI Loan Facility”). In July 2025, WTI granted a 90-day extension, making the Second Tranche Commitment available through November 13, 2025, which was previously available through August 15, 2025. On September 11, 2024, the Company entered into a credit and security agreement (the “Credit Agreement”) for an asset-based revolving credit facility (the “ABL Line of Credit”) with the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”) and ABL OPCO LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), with a maximum revolving commitment amount of up to $15,000, with an additional $5,000 revolving commitment available on September 11, 2025. On June 11, 2025, the Company entered into a First Amendment to the Credit Agreement (the “First Amendment”) to, among other things, (i) modify certain financial covenants required to be maintained by the Company's wholly-owned subsidiary, Owlet

Baby Care, Inc., a Delaware corporation (“OBCI”), (ii) increase the amount of capital expenditures that may be incurred by OBCI during certain fiscal years, and (iii) expand the eligibility of certain accounts receivable that OBCI can borrow against. As of June 30, 2025, the Company has borrowings of $7,500 under the WTI Loan Facility and $14,876 under the ABL Line of Credit.
Notwithstanding the above actions, the Company has experienced recurring operating losses, negative cash flows from operations since inception, and a low cash balance relative to current obligations that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the accompanying unaudited condensed consolidated financial statements are issued. The accompanying unaudited condensed consolidated financial statements have been prepared on a going concern basis and accordingly, do not include any adjustments relating to the recoverability and classification of asset carrying amounts, or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.
The Company has not generated sufficient cash flows from operations to satisfy its capital requirements. There can be no assurance that the Company will generate sufficient future cash flows from operations due to potential factors, including but not limited to inflation, recession, or reduced demand for the Company’s products. If revenues decrease from current levels, the Company may be unable to further reduce costs, or such reductions may limit its ability to pursue strategic initiatives and grow revenues in the future.
There can be no assurance that the Company will be able to obtain additional financing on terms acceptable to it, if at all. Failure to secure additional funding may require the Company to modify, delay or abandon some of its planned future development, or to otherwise enact further operating cost reductions, which could have a material adverse effect on its business, operating results, financial condition and ability to achieve its intended business objectives.
If the Company raises additional funds through further issuances of equity or convertible debt securities, its existing stockholders could suffer significant dilution, and any new equity securities the Company issues could have rights, preferences, and privileges superior to those of holders of its common stock. If the Company is unable to obtain adequate financing or financing on terms satisfactory to the Company when it requires it, its ability to continue to pursue its business objectives and to respond to business opportunities, challenges, or unforeseen circumstances could be significantly limited, and its business, financial condition, and results of operations could be materially adversely affected. The Company also could be required to seek funds through arrangements with partners or others that may require the Company to relinquish rights or jointly own some aspects of its technologies, products, or services that the Company would otherwise pursue on its own.
The Company maintains its cash in bank deposit accounts which, at times, exceed federally insured limits. As of June 30, 2025, substantially all of the Company’s cash was held with Silicon Valley Bank and Citibank, and exceeded federally insured limits.
Although the Company’s sales and accounts receivable are derived from sales contracts with a large number of customers, its top several customers account for a significant amount of its total sales and make up a correspondingly large portion of its accounts receivable. During the three and six months ended June 30, 2025, one customer accounted for 64% and 52% of net revenues respectively, with no other customers exceeding 10% of revenues during those periods. This same customer accounted for 68% of the accounts receivable, net balance as of June 30, 2025. During the three months ended June 30, 2024, there were three customers who individually represented 10% or more of net revenues, accounting for 42%, 10% and 10% of total net revenues. During the six months ended June 30, 2024, there were two customers who individually represented 10% or more of net revenues, accounting for 35% and 14% of total net revenues.
The Company’s largest customers by total net accounts receivable consisted of the following:

	June 30, 2025	December 31, 2024
Three largest customers by total net accounts receivable	83%	63%

Revisions to Previously Issued Condensed Consolidated Financial Statements and Financial Information
In connection with the preparation of its 2024 financial statements, the Company identified errors in the unaudited condensed consolidated statements of cash flows for the interim period ended June 30, 2024. Specifically, the Company’s historical proceeds from short-term borrowings and payments of short-term borrowings were overstated by the same amount with no net impact to total cash flows from financing activities in its unaudited condensed consolidated statements of cash flows for the interim period ended June 30, 2024. Additionally, the Company also identified and corrected for immaterial classification errors between cash flows from operating activities and investing activities for the interim period ended June 30, 2024.
The Company assessed the effect of the errors on prior periods under the guidance of Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 99, “Materiality,” codified in ASC 250, Accounting Changes and Error Corrections (“ASC 250”). Based on its assessment, the Company determined that the errors were not material to any previously issued financial statements; however, the Company has elected to revise the Company's unaudited condensed consolidated statements of cash flows. These corrections have no impact on the Company's previously reported consolidated net income (loss), financial position, net change in cash, cash equivalents, and restricted cash, or total cash, cash equivalents, and restricted cash as previously reported on the Company's unaudited condensed consolidated statements of cash flows. The Company's unaudited condensed consolidated statements of cash flows for the interim period ended June 30, 2024, have been revised and disclosed in Note 11, Revision of Previously Issued Quarterly Information (Unaudited) below.
Recently Adopted Accounting Pronouncements
In November 2023, the Financial Accounting Standards Board (“FASB”) issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which expands annual and interim disclosure requirements for reportable segments, primarily through enhanced disclosures about significant segment expenses. The Company adopted ASU 2023-07 as of January 1, 2024 on a retrospective basis. While the adoption of this standard did not have a material impact on the Company's unaudited condensed consolidated financial statements, additional disclosures are included in Note 10.
Recently Issued Accounting Guidance
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires, among other things, additional disclosures primarily related to the income tax rate reconciliation and income taxes paid. The expanded annual disclosures are effective for our year ending December 31, 2025. The Company is currently evaluating the impact that ASU 2023-09 will have on its consolidated financial statements and whether the Company will apply the standard prospectively or retrospectively.
In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses. The standard is intended to require more detailed disclosures about specified categories of expenses (including employee compensation, depreciation, and amortization) included in certain expense captions presented on the face of the income statement. This ASU is effective for fiscal years beginning after December 15, 2026, and for interim periods within fiscal years beginning after December 15, 2027. Early adoption is permitted. The amendments may be applied either prospectively to financial statements issued for reporting periods after the effective date of this ASU or retrospectively to all prior periods presented in the financial statements. The Company is currently assessing the impact this standard will have on its consolidated financial statements.
Recent Tax Legislation
The One Big Beautiful Bill Act of 2025 (the “OBBBA”) was signed into law on July 4, 2025. The OBBBA makes changes to the U.S. corporate income tax, including reinstating the option to claim 100% accelerated depreciation deductions on qualified property, with retroactive application beginning January 20, 2025, and immediate expensing of domestic research and development costs, with retroactive application beginning January 1, 2025. The Company is evaluating its impacts, including any potential impact in the period of enactment.

Note 2. Certain Balance Sheet Accounts
Restricted Cash
The Company’s restricted cash consists of cash collateral that is held by the Company’s financial institutions to secure its financing arrangements. Specifically, restricted cash that is classified within current assets in the unaudited condensed consolidated balance sheets consists of cash collateral to secure its current credit card borrowings. Cash as reported on the unaudited condensed consolidated statements of cash flows includes the aggregate amounts of cash, cash equivalents, and restricted cash as shown on the unaudited condensed consolidated balance sheets and consists of the following (in thousands):

	June 30,
	2025	2024
Reconciliation of cash, cash equivalents, and restricted cash reported in the condensed consolidated balance sheets:
Cash and cash equivalents	$21,827	$15,363
Restricted cash	300	—
Total cash, cash equivalents, and restricted cash	$22,127	$15,363

Allowance for Credit and Other Losses
The Company records its accounts receivable at sales value and maintains an allowance for its current estimate of expected credit losses from customers. Provisions for expected credit losses are estimated based on historical experience, assessment of specific risk, review of outstanding invoices, and forecasts about the future. The Company establishes specific reserves for customers in an adverse financial condition and adjusts for its expectations of changes in conditions that may impact the collectability of outstanding receivables.
Changes in the Company's allowance for credit and other losses were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Beginning balance	$811	$500	$653	$3,322
Charges to expense	(88)	4	7	(384)
Charges to revenue	239	38	302	94
Write-offs	(9)	—	(9)	(2,490)
Ending balance	$953	$542	$953	$542

Write-offs for the six months ended June 30, 2024 related to a settlement agreement with a former retailer for past due receivables which had previously been charged to the provision for credit losses in a prior period. A benefit was recognized to charges to expense during the six months ended June 30, 2024, which represented a partial recovery of the past due receivables in connection with the settlement.
Inventory
Details of inventory were as follows (in thousands):

	June 30, 2025	December 31, 2024
Raw materials	$132	$100
Finished goods	11,246	10,423
Total inventory	$11,378	$10,523

Prepaid expenses and other current assets
For the three and six months ended June 30, 2025, a write-off of $347 related to a prepaid deposit for materials determined to have no alternative future use in our research and development efforts was recorded within research and development expenses.

Property and Equipment, net
Property and equipment consisted of the following (in thousands):

	June 30, 2025	December 31, 2024
Tooling and manufacturing equipment	$2,164	$2,618
Computer equipment	380	322
Furniture and fixtures	212	289
Software	106	106
Leasehold improvements	3	35
Total property and equipment	2,865	3,370
Less: accumulated depreciation and amortization	(2,679)	(3,268)
Property and equipment, net	$186	$102

Depreciation and amortization expense on property and equipment was $21 and $90 for the three months ended June 30, 2025 and June 30, 2024, respectively. For the three months ended June 30, 2025 and June 30, 2024, the Company allocated $15 and $84, respectively, of depreciation and amortization expense related to tooling and manufacturing equipment within cost of revenues on the unaudited condensed consolidated statements of operations and comprehensive income (loss). The remaining depreciation and amortization expense related to property and equipment was recorded within general and administrative expenses.
Depreciation and amortization expense on property and equipment was $54 and $184 for the six months ended June 30, 2025 and June 30, 2024, respectively. For the six months ended June 30, 2025 and June 30, 2024, the Company allocated $44 and $169, respectively, of depreciation and amortization expense related to tooling and manufacturing equipment within cost of revenues on the unaudited condensed consolidated statements of operations and comprehensive income (loss). The remaining depreciation and amortization expense related to property and equipment was recorded within general and administrative expenses.
Intangible Assets, net
The carrying amounts of intangible assets consisted of the following (in thousands):

	June 30, 2025
	Gross carrying amount	Accumulated amortization	Net carrying amount
Trademarks and patents	$720	$(384)	$336
Internally developed software	857	(217)	640
Total intangible assets	$1,577	$(601)	$976

	December 31, 2024
	Gross carrying amount	Accumulated amortization	Net carrying amount
Trademarks and patents	$677	$(346)	$331
Internally developed software	725	(81)	644
Total intangible assets	$1,402	$(427)	$975

Amortization expense of intangible assets was $88 and $14 for the three months ended June 30, 2025 and 2024, respectively. For the three months ended June 30, 2025 and 2024, the Company recorded $71 and $0, respectively, of amortization expense related to internally developed software within cost of revenues on the unaudited condensed consolidated statements of operations and comprehensive income (loss). The remaining amortization expense related to trademarks and patents was recorded within general and administrative expenses.
Amortization expense of intangible assets was $174 and $30 for the six months ended June 30, 2025 and 2024, respectively. For the six months ended June 30, 2025 and 2024, the Company recorded $136 and $0, respectively, of amortization expense related to internally developed software within cost of revenues on the unaudited condensed consolidated statements of operations and comprehensive income (loss). The remaining amortization expense related to trademarks and patents was recorded within general and administrative expenses.

As of June 30, 2025, the estimated future amortization expenses and reconciliation to total intangible assets consisted of the following (in thousands):

For the years ended December 31,	Amount
Remaining six months of 2025	$175
2026	348
2027	256
2028	49
2029	28
Thereafter	55
Total future amortization expenses	$911
Trademarks and patents not yet subject to amortization	65
Total intangible assets	$976

Accrued and Other Expenses
Accrued and other expenses consisted of the following (in thousands):

	June 30, 2025	December 31, 2024
Accrued payroll	$3,300	$3,639
Accrued sales discounts	5,764	1,773
Accrued sales returns	1,246	902
Accrued legal settlements	5,925	5,343
Other	4,744	4,721
Total accrued and other expenses	$20,979	$16,378

Changes in accrued warranty were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Accrued warranty, beginning of period	$305	$768	$291	$782
Settlements of warranty claims during the period	(182)	(185)	(369)	(376)
Provision for warranties issued during the period	183	434	307	754
Changes in provision for pre-existing warranties	46	(174)	123	(317)
Accrued warranty, end of period	$352	$843	$352	$843

Note 3. Deferred Revenues
Deferred revenues relate to performance obligations for which payments are received from customers prior to the satisfaction of the Company’s obligations to its customers. Deferred revenues primarily consist of amounts allocated to the mobile application, unspecified upgrade rights, added features, bug fixes, and content, subscription services, and are recognized over the service period of the performance obligations, which range from 1 to 27 months.
Changes in the total deferred revenues balance were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Beginning balance	$1,585	$1,280	$1,544	$1,302
Deferral of revenues	1,202	716	1,945	1,237
Recognition of deferred revenues	(898)	(606)	(1,600)	(1,149)
Ending balance	$1,889	$1,390	$1,889	$1,390

The Company recognized $570 and $491 of revenue during the three months ended June 30, 2025 and 2024, respectively, that was included in the deferred revenue balance at the beginning of the respective period.

The Company recognized $932 and $802 of revenue during the six months ended June 30, 2025 and 2024, respectively, that was included in the deferred revenue balance at the beginning of the respective period. Revenue for the six months ended June 30, 2025 included a reduction of revenue of $451 relating to the correction of immaterial misstatements from previous periods. Revenue for the six months ended June 30, 2024 included $330 relating to the correction of immaterial misstatements from previous periods.
Note 4. Debt and Other Financing Arrangements
The Company’s indebtedness consisted of the following (in thousands):

	June 30, 2025	December 31, 2024
Term loan facility payable to WTI, net	$5,394	$4,819
Line of credit	14,876	6,263
Financed insurance premium	275	615
Total debt	20,545	11,697
Less: current portion	(17,165)	(7,366)
Total long-term debt, net	$3,380	$4,331

The carrying value of the Company’s long-term debt, net approximate its fair value.
WTI Loan Facility
On September 11, 2024, (the “Effective Date”), OBCI, as the borrower, entered into a Loan Facility Agreement (the “Loan Facility Agreement”) with WTI Fund X, Inc. and WTI Fund XI, Inc. (collectively, “WTI” for a term loan facility of up to $15,000 (the “WTI Loan Facility”).
The WTI Loan Facility consists of two tranches. The first tranche of $10,000 was available at closing and through September 30, 2024, with $2,500 of the first tranche availability extendable until December 31, 2024 (the “First Tranche Commitment”). The second tranche of $5,000 (the “Second Tranche Commitment,” or together with the First Tranche Commitment, the “Loan Commitments”) per the initial Loan Facility Agreement would be available through August 15, 2025 and upon achievement of (a) at least $48,600 in revenue for the period that commenced October 1, 2024 and ending June 30, 2025 (the “Second Tranche Condition Period”), (b) total cash burn during the Second Tranche Condition Period not to exceed $600 for such period, (c) receipt by the Company of at least $6,000 of net proceeds from an equity financing during a period commencing on the closing date and ending on the second tranche borrowing date, and (d) receipt by WTI of the Company’s then-current, board-approved operating and financing plan to WTI's satisfaction, as well as compliance with certain reporting conditions. In July 2025, WTI granted a 90-day extension, making the Second Tranche Commitment available through November 13, 2025. The terms of the Loan Facility Agreement were otherwise not modified in tandem with the extension. As of June 30, 2025, the Company was in compliance with all covenants under the WTI Loan Facility.
The Company initiated its first drawdown under the WTI Loan Facility of $7,500 (the “Initial Loan”) shortly after finalizing the Loan Facility Agreement in September 2024. WTI and the Company agreed to extend the remaining $2,500 of the First Tranche Commitment until March 31, 2025. The Company ultimately elected not to draw on the remainder of the first tranche and, as a result, 62,500 unvested shares of redeemable common stock were forfeited on March 31, 2025. Once repaid, the Company cannot reborrow from the WTI Loan Facility.
The interest rate on the outstanding principal amounts of any borrowing under the WTI Loan Facility for the six months ended June 30, 2025 was 12%. Accrued coupon interest and accrued payment-in-kind interest (“PIK interest”) are recorded within accrued and other expenses and within long-term debt, net, respectively on the unaudited condensed consolidated balance sheets. Accrued PIK interest was $152 as of June 30, 2025.
As partial consideration for the availability and funding of the WTI Loan Facility, the Company and WTI Fund X, LLC (“Fund X”) and WTI Fund XI, LLC (“Fund XI”, and together with Fund X, the “WTI Funds”) entered into a Stock Issuance Agreement (the “WTI Stock Issuance Agreement”), dated as of the Effective Date. Pursuant to the WTI Stock Issuance Agreement, the Company issued to the WTI Funds an aggregate of 750,000 shares of redeemable common stock on the Effective Date, of which 62,500 shares of the redeemable common stock have been forfeited and the remaining 125,000 of unvested redeemable common stock are subject to forfeiture in the event that the Company does not draw on the remaining portion of the outstanding Loan Commitment. To the extent the Company does exercise its option under the Loan Commitments to issue additional debt, a number of forfeitable shares will 'vest' and no longer be subject to forfeiture based on the pro rata portion of the outstanding Loan Commitments drawn against.
The shares issued to WTI pursuant to the WTI Stock Issuance Agreement contain an embedded redemption option (the “Redemption Option”) such that WTI may elect to force the Company to redeem the shares that are no longer subject to forfeiture for a price of $8.40 per share. The Redemption Option may be exercised in whole or in part, at any time, from time to time, during the period commencing on the first trading day following the fifth anniversary of the Effective Date and continuing through the date which is 10 years after the Effective Date, subject to certain acceleration provisions set forth in the WTI Stock Issuance Agreement. Because the shares are redeemable at the option of the WTI Funds, the shares are recorded in mezzanine equity on the unaudited condensed consolidated balance sheets. The redeemable common shares were initially recorded at their fair value of $7.66 per share, which was an aggregate value of $4,308. The value of the redeemable common shares was determined using a combination of the value of the Company's stock on the date of issuance and the theoretical value of a stand-alone put option valued using a Black-Scholes put option model discounted by a present value factor that considers the credit spread between an estimated Company specific discount rate and the risk-free rate of return. Because the shares are required to be redeemed at the option of WTI, based solely on the passage of time, and provided WTI did not elect to otherwise sell or transfer the shares beforehand, the carrying value of the shares will accrete to their redemption value of $8.40 per share from the issuance date through September 11, 2029, the date the Redemption Option first becomes exercisable.
The Company allocated the lender fees (including the fair value of the vested shares) and third-party debt financing costs between the Initial Loan and the remaining, undrawn Loan Commitments. The costs allocated to the Initial Loan are accounted for as a discount and will be amortized across the term of the Initial Loan using the effective interest method. The costs allocated to the remaining, undrawn Loan Commitments are accounted for as loan commitment assets, which are being amortized to interest expense using the straight-line method over the commitment periods, due to uncertainty about the Company’s intent to access the Loan Commitment. The unamortized portion of the loan commitment assets was $142 as of June 30, 2025 and is recorded within other assets on the unaudited condensed consolidated balance sheets.
As of June 30, 2025, details of the WTI Loan Facility were as follows (in thousands):

Amount
Principal outstanding	$7,500
Unamortized debt financing costs	(2,258)
Accrued PIK Interest	152
Net carrying value	$5,394

The Company recognized $258 of interest expense related to the amortization of debt financing costs of the WTI Loan Facility and $282 of interest expense related to the amortization of the loan commitment assets during the three months ended June 30, 2025.
The Company recognized $480 of interest expense related to the amortization of debt financing costs of the WTI Loan Facility and $667 of interest expense related to the amortization of the loan commitment assets during the six months ended June 30, 2025.
ABL Line of Credit
On September 11, 2024, OBCI, as borrower, entered into the Credit Agreement with the financial institutions party thereto from time to time as lenders (collectively the “Lenders”) and ABL OPCO LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
The Credit Agreement provides for an ABL Line of Credit in a maximum principal amount of up to $15,000, which amount shall increase to $20,000 on September 11, 2025 (the “Revolving Commitment”). The ABL Line of Credit is collateralized by substantially all of the Company's assets.
The ABL Line of Credit matures on September 10, 2027 (the “Maturity Date”). The Credit Agreement contains representations, warranties, covenants, and events of default customary for agreements of this type. As of June 30, 2025, the Company was in compliance with all covenants under the Credit Agreement.

The unamortized portion of debt financing costs related to the Credit Agreement as of June 30, 2025 was $597 and is recorded as a loan commitment asset within other assets on the unaudited condensed consolidated balance sheets. Issuance costs are amortized straight-line over the term of the Credit Agreement and recorded within interest income (expense), net on the unaudited condensed consolidated statement of operations and comprehensive income (loss).
On June 30, 2025, there was $14,876 of outstanding borrowings, which is recorded as a current liability on the unaudited condensed consolidated balance sheet based on the Company's intent and ability to repay the outstanding borrowings in the near term. The remaining borrowing base availability under the Credit Agreement was $124 as of June 30, 2025.
On June 11, 2025, the Company and OBCI, entered into a First Amendment to the Credit Agreement (the “First Amendment”) with the Lenders and the Administrative Agent. The First Amendment amends the Credit Agreement to (among other things) (i) modify certain financial covenants, including EBITDA covenants, required to be maintained by OBCI, (ii) increase the amount of capital expenditures that may be incurred by OBCI during certain fiscal years, and (iii) expand the eligibility of certain accounts receivable that OBCI can borrow against. Apart from the aforementioned changes, no modifications were made to other covenants, including the liquidity covenant as fully described in Part II, Item 8 “Financial Statements and Supplementary Data - Note 6 to the Consolidated Financial Statements - Debt and Other Financing Arrangements” in its 2024 Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2024.
Financed Insurance Premiums
In 2024 and 2025, the Company financed a number of its insurance policies through short-term commercial premium finance agreements with First Insurance Funding totaling $494 to be paid within one year, accruing interest at a weighted average rate of 9.4%. As of June 30, 2025, the remaining principal balance on the combined financed insurance premiums was $275.
Future Aggregate Maturities
As of June 30, 2025, future aggregate maturities of the WTI Loan Facility and Financed Insurance Premium payables were as follows (in thousands):

For the years ended December 31,	Amount
Remaining six months of 2025	$717
2026	3,192
2027	3,550
2028	468
Total	$7,927

Note 5. Commitments and Contingencies
Purchase and Other Obligations
The Company entered into a services and license agreement for cloud platform services in June 2024. The Company has a purchase obligation of $6,739 to be paid over a 48-month period beginning in June 2024 and $4,669 remains to be paid at June 30, 2025.
Litigation
The Company is involved in legal proceedings from time to time arising in the normal course of business. While any outcome related to such legal proceedings cannot be predicted with certainty, other than the matters discussed below, the Company believes that the outcome of these proceedings will not have a material impact on the Company’s financial position, results of operations, or liquidity.
In November 2021, two putative class action complaints were filed against the Company in the U.S. District Court for the Central District of California, the first captioned Butala v. Owlet, Inc., Case No. 2:21-cv-09016, and the second captioned Cherian v. Owlet, Inc., Case No. 2:21-cv-09293. Both complaints alleged violations of the Securities Exchange Act of 1934 (“Exchange Act”) against the Company and certain of its officers and directors on behalf of a putative class of investors who: (a) purchased the Company’s common stock between March 31, 2021 and

October 4, 2021 (“Section 10(b) Claims”); or (b) held common stock in Sandbridge Acquisition Corporation (“SBG”) as of June 1, 2021, and were eligible to vote at SBG's special meeting held on July 14, 2021 (“Section 14(a) Claims”). Both complaints allege, among other things, that the Company and certain of its officers and directors made false and/or misleading statements and failed to disclose certain information regarding the FDA’s likely classification of Smart Sock as a medical device requiring marketing authorization.
On September 8, 2023, the Court ruled that while the Butala and Cherian cases were consolidated, there would be two distinct and separate classes to represent the Section 10(b) Claims and Section 14(a) Claims, respectively, and appointed lead plaintiffs and lead counsel for each class. Amended complaints were filed for each class on November 21, 2023, and then further amended in consolidated filings on December 22, 2023. The Company filed motions to dismiss the complaints on February 9, 2024 on behalf of itself and the named officers and directors. The plaintiffs filed oppositions to the motions to dismiss on March 24, 2024, and the Company filed replies in support of the motions to dismiss on May 10, 2024. On August 5, 2024, the Court denied Owlet’s and its officers’ motions to dismiss the Section 10(b) Claims and the Section 14(a) Claims. On September 24, 2024, the Court entered a scheduling order in the case, setting trial to begin on February 17, 2026. On September 26, 2024, the Court granted Owlet’s and its officers’ motion for reconsideration regarding the Section 10(b) Claims and dismissed all claims arising out of statements made prior to the merger.
Following mediation, the parties to the Butala action reached agreements in principle to settle both the Section 10(b) Claims and the Section 14(a) Claims. The Section 10(b) Claims would be resolved for $3,500 and the Section 14(a) Claims would be resolved for $1,750. On January 31, 2025, the plaintiffs filed motions seeking preliminary approval of the settlements of the Section 10(b) Claims and Section 14(a) Claims. Those motions remain pending. In accordance with ASC 450, as these amounts have become probable and estimable, the Company recognized $5,250 of general and administrative expense in the consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2024. The related liability is recorded in accrued and other expenses on the unaudited condensed consolidated balance sheet as of June 30, 2025.
Further, on August 26, 2024 and October 3, 2024, investors filed in the U.S. District Court for the Central District of California, derivatively on behalf of the Company, complaints asserting claims for violations of Section 14(a) of the Exchange Act, as well as state law claims, including breach of fiduciary duty, unjust enrichment and waste of corporate assets. One complaint (captioned Janet Vargas, Derivatively on Behalf of Nominal Defendant Owlet, Inc., Case No. 2:24 cv-07258-FLA-PVC) asserts claims against twelve of the Company’s current or former directors and officers and six current or former directors and officers of Sandbridge Acquisition Corporation. The other (captioned Nathan Capleton, Derivatively on Behalf of Nominal Defendant Owlet, Inc., Case No. 2:24 cv-08536-JAK-MAA) asserts claims against eleven of the Company’s current or former directors. Both complaints leverage the allegations made in one of the securities class action complaints. Neither complaint specifies the damages claimed in the action.
On December 13, 2024, these two complaints were consolidated into a single action captioned Vargas v. Workman, et al., No. 2:24-cv-07258-FLA (C.D. Cal.) On February 7, 2025, the plaintiffs filed an amended consolidated complaint asserting the claims previously made in the two derivative complaints. The parties in the Vargas action reached agreements in principle to settle, and plaintiffs filed a joint Notice of Settlement with the Court on March 3, 2025. On March 6, 2025, the Court vacated deadlines in the Vargas action in light of the plaintiffs’ settlement notice, and set April 2, 2025 as the deadline for plaintiffs to file a motion for preliminary approval of the settlement. On March 31, 2025, the plaintiffs filed a joint stipulation with the Court to extend that deadline to April 9, 2025. The Court so ordered the stipulation on April 2, 2025, and the plaintiffs filed the motion for preliminary approval of the settlement on April 9, 2025.
In accordance with ASC 450, as these amounts have become probable and estimable, the Company recorded $675 of general and administrative expense in the unaudited condensed consolidated statements of operations and comprehensive income (loss) for the three months ended March 31, 2025. The related liability is recorded in accrued and other expenses on the unaudited condensed consolidated balance sheet as of June 30, 2025.
Indemnification
In the ordinary course of business, the Company enters into agreements that may include indemnification provisions. Pursuant to such agreements, the Company may indemnify, hold harmless, and defend an indemnified party for losses suffered or incurred by the indemnified party. Some of the provisions will limit losses to those arising from third party actions. In some cases, the indemnification will continue after the termination of the agreement. The maximum potential amount of future payments the Company could be required to make under these provisions is not determinable. The Company has never incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. The Company has entered into indemnification agreements with its directors and officers that may require the Company to indemnify its directors and officers against liabilities that may arise by reason of their status or service as directors or officers to the fullest extent permitted by Delaware corporate law. The Company currently has directors’ and officers’ insurance coverage that may reduce its exposure and enables the Company to recover a portion of any future amounts paid.
Note 6. Stock-based Compensation
The Company has various stock compensation plans, which are more fully described in Part II, Item 8 “Financial Statements and Supplementary Data - Note 8 to the Consolidated Financial Statements - Stock-based Compensation” in its 2024 Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2024.
Under the 2021 Incentive Award Plan, the Company has the ability to grant options, stock appreciation rights, restricted stock awards (“RSAs”), restricted stock units (“RSUs”), performance stock units (“PSUs”), dividend equivalents, or other stock or cash-based awards to employees, directors, or consultants. Option awards are generally granted with an exercise price equal to the fair value of the Company’s common stock at the date of grant. Options and PSU awards generally vest over a period of four years. RSUs are subject to a four year vesting term with 25% vesting after one year and quarterly thereafter, or on a 2 year vesting term with 50% after one year and the remaining after the second year, or a 1 year vesting term with 100% after one year, depending on grant reason. RSAs generally vest over less than one year. Grants to directors typically vest after one year and, in certain circumstances, vest immediately.
Stock-based Compensation Expense
Total stock-based compensation was recognized as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
General and administrative	$884	$1,234	$1,662	$2,517
Sales and marketing	276	367	731	711
Research and development	428	503	852	1,103
Total stock-based compensation	$1,588	$2,104	$3,245	$4,331

During 2024, the Company modified certain RSU awards for 11 employees and exchanged the RSUs previously granted for RSAs that would vest within six months of the date of modification. The RSAs are valued at the market value on the date of grant. As a result of the modification, the Company recognized $2 of incremental stock-based compensation expense during the three months ended June 30, 2025. As of June 30, 2025, all RSAs are fully vested.
As of June 30, 2025, the Company had $4,231 of unrecognized stock-based compensation costs related to unvested RSUs that will be recognized over a weighted-average period of 1.0 years; and $68 of unrecognized stock-based compensation costs related to unvested PSUs that will be recognized over a weighted-average period of 0.5 years.
Note 7. Common Stock Issuance, Redeemable Common Stock, Common Stock Warrants, and Convertible Preferred Stock
September 2024 Offering
On September 11, 2024, the Company entered into an underwriting agreement and issued 3,135,136 shares of its common stock at a price to the public of $3.70 per share, less underwriting discounts and commissions. The net proceeds received by the Company were $10,590. The shares were issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-281556), filed by the Company with the SEC on August 14, 2024, which was declared effective on August 23, 2024. The Company provided the underwriter a discount of 7% off the offering price.
In addition to the underwriter discount, the offering expenses with third parties were $863, of which $0 in issuance costs that were unpaid as of June 30, 2025. The Company also reimbursed the underwriters for $198 in fees and expenses, including legal expenses, out-of-pocket expenses, and clearing expenses. The issuance costs associated with the September 2024 Offering were recorded as a reduction to additional paid-in capital on the unaudited condensed consolidated balance sheets.

Pursuant to the underwriting agreement, the Company also issued, as a portion of the underwriting compensation payable to the underwriter, a warrant to purchase up to 125,405 shares of common stock (which was subsequently transferred to certain affiliates of the underwriter, the “Titan Warrants”).
The Titan Warrants are initially exercisable on March 13, 2025 at an exercise price of $4.63 and have a term of five years from such initial exercise date. None of the Titan Warrants have been exercised as of June 30, 2025.
Redeemable Common Stock
As discussed in Note 4, in September 2024 as partial consideration for the availability and funding of the WTI Loan Facility, the Company issued to the WTI Funds an aggregate of 750,000 shares of common stock. The Company also granted the WTI Funds the Redeemable Option discussed in Note 4. The vested shares are recorded in mezzanine equity on the unaudited condensed consolidated balance sheets and are being accreted to the redemption value at the date the redemption feature first becomes exercisable. As discussed in Note 4, 62,500 unvested shares of redeemable common stock were forfeited on March 31, 2025.
The Company initiated its first drawdown under the WTI Loan Facility of $7,500 (the “Initial Loan”) shortly after finalizing the Loan Facility Agreement in September 2024. WTI and the Company agreed to extend the remaining $2,500 of the First Tranche Commitment until March 31, 2025. The Company ultimately elected not to draw on the remainder of the first tranche and, as a result, 62,500 unvested shares of redeemable common stock were forfeited on March 31, 2025. Once repaid, the Company cannot reborrow from the WTI Loan Facility.
August 2024 Exchange
On August 20, 2024, holders of the Series A convertible preferred stock (“Series A Preferred Stock”) of the Company elected to convert an aggregate of 15,721 shares of Series A Preferred Stock in exchange for an aggregate of 2,291,686 shares of the Company’s common stock, all as in accordance with the terms of the Certificate of Designation relating to the Series A Preferred Stock. As of June 30, 2025, the redemption value for the remaining Series A convertible preferred stock is $11,479.
February 2024 Offering
On February 25, 2024, the Company entered into a private placement investment agreement with certain investors, pursuant to which the Company issued and sold to the investors (i) an aggregate of 9,250 shares of the Company’s Series B convertible preferred stock, par value $0.0001 per share and (ii) warrants to purchase an aggregate of 1,799,021 shares of the Company's common stock, par value $0.0001 per share (the “Series B Warrants”), for an aggregate gross purchase price of $9,250.
As of June 30, 2025, the redemption value for Series B convertible preferred stock is $9,250. The Series B convertible stock will accrete to its redemption value, starting from the issuance date to the date at which the shares become redeemable on March 1, 2029. None of the Series B convertible preferred stock had been converted as of June 30, 2025. None of the Series B Warrants have been exercised as of June 30, 2025.
February 2023 Offering
On February 17, 2023 the Company entered into private placement investment agreements with certain investors, pursuant to which the Company issued and sold to the investors (i) an aggregate of 30,000 shares of the Company’s Series A convertible preferred stock, par value $0.0001 per share and (ii) warrants to purchase an aggregate of 7,871,712 shares of the Company’s common stock, par value $0.0001 per share, (“Series A Warrants”) for an aggregate purchase price of $30,000.
The Series A convertible stock is accreting to its redemption value, starting from the issuance date to the date at which the shares become redeemable on February 17, 2028. Accretion will be recorded as a deemed dividend. Each of the Series A Warrants sold in the private placement offering is exercisable for one share of common stock at an exercise price of $4.66 per share, is immediately exercisable, and will expire on February 17, 2028. As of June 30, 2025, 390,378 of the Series A Warrants have been exercised. The Series A Warrants that were exercised were marked to market based on the liability classification of the warrants, and the Company subsequently received $1,822 of cash proceeds during the three months ended June 30, 2025 from the exercise of the Series A Warrants.
SBG Common Stock Warrants
As a result of the merger completed with SBG on July 15, 2021 (the “Merger”), the Company continues to record liabilities for warrants issued by SBG prior to the Merger.

Pursuant to the SBG initial public offering, SBG sold warrants to purchase an aggregate of 821,428 shares of the Company’s common stock at a price of $161.00 per share (“SBG Public Warrants”). Following the closing of the Initial Public Offering on September 17, 2020, the Company completed the sale of warrants to purchase an aggregate of 471,428 shares of the Company’s common stock at a price of $161.00 per share in a private placement to Sandbridge Acquisition Holdings LLC (the “SBG Private Placement Warrants”). Together, the SBG Public Warrants and SBG Private Placement Warrants are referred to as the “SBG Common Stock Warrants.” The SBG Public Warrants became exercisable 12 months from the closing of the Initial Public Offering. The SBG Common Stock Warrants will expire five years after the completion of the Merger or earlier upon redemption or liquidation. None of the SBG Common Stock Warrants have been exercised as of June 30, 2025.
SVB Warrants
In March 2023, the Company granted Silicon Valley Bank, now a division of First Citizens Bank and Trust Company (“SVB”) a warrant to purchase 10,714 shares of the Company’s common stock at a price of $5.32 per share, expiring on March 27, 2035 (the “SVB Warrants”) in connection with the first amendment to the Third Amended and Restated Loan and Security Agreement (as amended) between the Company and SVB (as amended, the “LSA”). On September 11, 2024, the LSA was terminated with no obligations outstanding thereunder. The SVB Warrants, which were valued at $43, are classified as equity and included within additional paid-in capital on the unaudited condensed consolidated balance sheets. None of the SVB Warrants have been exercised as of June 30, 2025.
Common Stock Warrants
The following table summarizes issuable shares of the Company’s common stock based on warrant activity for the six months ended June 30, 2025:

	December 31, 2024	Shares Issuable by New Warrants	Shares Purchased by Exercise	June 30, 2025
SBG Public Warrants	821,428	—	—	821,428
SBG Private Placement Warrants	471,428	—	—	471,428
Series A Warrants	7,871,712	—	(390,378)	7,481,334
Series B Warrants	1,799,021	—	—	1,799,021
SVB Warrants	10,714	—	—	10,714
Titan Warrants	125,405	—	—	125,405
Total	11,099,708	—	(390,378)	10,709,330

Note 8. Fair Value Measurements
The Company’s assets and liabilities measured and reported in the financial statements at fair value on a recurring basis were as follows (in thousands):

	June 30, 2025
	Level 1	Level 2	Level 3	Balance
Assets:
Money market funds	$9,707	$—	$—	$9,707
Total assets	$9,707	$—	$—	$9,707
Liabilities:
SBG Public Warrants	$—	$—	$—	$—
SBG Private Placement Warrants	—	—	—	—
Series A Warrants	—	—	41,626	41,626
Series B Warrants	—	—	10,026	10,026
Total liabilities	$—	$—	$51,652	$51,652

	December 31, 2024
	Level 1	Level 2	Level 3	Balance
Assets:
Money market funds	$8,223	$—	$—	$8,223
Total assets	$8,223	$—	$—	$8,223
Liabilities:
SBG Public Warrants	$—	$—	$5	$5
SBG Private Placement Warrants	—	—	2	2
Series A Warrants	—	—	20,750	20,750
Series B Warrants	—	—	4,586	4,586
Total liabilities	$—	$—	$25,343	$25,343

Money market funds are included within Level 1 of the fair value hierarchy because they are valued using quoted market prices.
The SBG Public Warrants and SBG Private Placement Warrants as of June 30, 2025 and December 31, 2024 are presented as Level 3 measurements, relying on unobservable inputs reflecting the Company’s own assumptions. Level 3 measurements, which are not based on quoted prices in active markets, introduce a higher degree of subjectivity and may be more sensitive to fluctuations in stock price, volatility rates, and U.S. Treasury Bond rates.
In June 2023, NYSE Regulation had determined to commence proceedings to delist the SBG Public Warrants and that such warrants were no longer suitable for listing based on “abnormally low” price levels. As such, these instruments are no longer valued using quoted market prices and, correspondingly, the SBG Private Placement Warrants can no longer be valued based on a quoted market price of the SBG Public Warrants.
The Company measured the fair value of both the SBG Public Warrants and the SBG Private Placement Warrants as of June 30, 2025 and December 31, 2024 using the Black-Scholes option pricing model with the following assumptions:

SBG Common Stock Warrants - Black-Scholes Inputs	June 30, 2025	December 31, 2024
OWLT stock price	$8.40	$4.45
Exercise price of warrants	$161.00	$161.00
Term in years	1.04	1.54
Risk-free interest rate	3.95%	4.21%
Volatility	69.00%	90.00%

The Series A Warrants are presented as Level 3 measurements, relying on unobservable inputs reflecting the Company’s own assumptions.
The Company measured the fair value of the Series A Warrants as of June 30, 2025 and December 31, 2024, using the Black-Scholes option pricing model with the following assumptions:

Series A Warrants - Black-Scholes Inputs	June 30, 2025	December 31, 2024
OWLT stock price	$8.40	$4.45
Exercise price of warrants	$4.66	$4.66
Term in years	2.63	3.13
Risk-free interest rate	3.69%	4.28%
Volatility	83.00%	90.00%

The Series B Warrants are presented as Level 3 measurements, relying on unobservable inputs reflecting the Company’s own assumptions.

The Company measured the fair value of the Series B Warrants as of June 30, 2025 and December 31, 2024, using the Black-Scholes option pricing model with the following assumptions:

Series B Warrants - Black-Scholes Inputs	June 30, 2025	December 31, 2024
OWLT stock price	$8.40	$4.45
Exercise price of warrants	$7.71	$7.71
Term in years	3.66	4.16
Risk-free interest rate	3.90%	4.33%
Volatility	92.00%	90.00%

The following table presents a reconciliation of the Company’s SBG Public Warrants, SBG Private Placement Warrants, Series A Warrants, and Series B Warrants (together, the “Level 3 Warrants”) measured at fair value on a recurring basis as of June 30, 2025 (in thousands):

Level 3 Warrants
Balance as of December 31, 2024	$25,343
Change in fair value included within common stock warrant liability adjustment	28,066
Exercise of common stock warrants	(1,757)
Balance as of June 30, 2025	$51,652

There were no transfers between Level 1 and Level 2 in the periods reported. The SBG Public Warrants and SBG Private Placement Warrants were transferred into Level 3 in 2023, as discussed above.
Equity-Classified Warrants
The fair value of the Titan Warrants on September 11, 2024 was $382. The Company measured the fair value of the Titan Warrants at issuance on September 11, 2024, using the Black-Scholes option pricing model with the following assumptions:

Titan Warrants - Black-Scholes Inputs	September 11, 2024
OWLT stock price	$4.35
Exercise price of warrants	$4.63
Term in years	5.50
Risk-free interest rate	3.47%
Volatility	85.00%

Mezzanine-Classified Redeemable Common Stock
As described in Note 4, the vested shares issued to WTI are contingently redeemable at the option of the holder during the put period and are recorded in mezzanine equity on the unaudited condensed consolidated balance sheets. The vested redeemable common shares were recorded at their fair value of $7.66 per share, which was an aggregate value of 4,308. The value of the redeemable common shares was determined using a combination of the value of the Company's stock on the date of issuance and the theoretical value of a stand-alone put option valued using a Black-Scholes put option model discounted by a present value factor that considers the credit spread between an estimated Company specific discount rate and the risk-free rate of return. The valuation model used the following assumptions:

Redeemable Common Stock - Valuation Inputs	September 11, 2024
Common stock value per share	$4.35
Put price	$8.40
Term in years	5.00
Risk-free interest rate	3.42%
Volatility	85.00%
Credit spread	9.27%
Present value discount	63.49%

Note 9. Net Loss Per Share
Basic and diluted net loss per share of common stock and redeemable common stock is presented in conformity with the two-class method required for participating securities. Under the two-class method, net loss is allocated to each class of common stock and participating securities according to dividends declared or accumulated and participation rights in undistributed earnings. The two-class method requires loss available to common stockholders for the period to be allocated between common and participating securities based upon their respective rights to receive dividends as if all income for the period had been distributed.
The Company considers its convertible preferred stock and unvested redeemable common stock to be participating securities. Under the two-class method, the net loss attributable to common stockholders is not allocated to the convertible preferred stock as the holders of the Company’s convertible preferred stock do not have a contractual obligation to share in the Company’s losses.
The following tables present the calculation of basic and diluted net loss per share (in thousands, except share and per share amounts):

	Three Months Ended June 30,
	2025	2025	2024
	Redeemable Common Stock	Common Stock	Common Stock
Numerator:
Allocation of net loss attributable to common stockholders	$(1,330)	$(37,166)	$(2,682)
Accretion on redeemable common stock	21	(21)	—
Allocated net loss attributable to common stockholders	$(1,309)	$(37,187)	$(2,682)
Denominator:
Weighted average common shares outstanding, basic and diluted	562,500	15,716,376	8,867,399
Net loss per share attributable to common stockholders, basic and diluted	$(2.33)	$(2.37)	$(0.30)

	Six Months Ended June 30,
	2025	2025	2024
	Redeemable Common Stock	Common Stock	Common Stock
Numerator:
Allocation of net loss attributable to common stockholders	$(1,268)	$(35,050)	$(736)
Accretion on redeemable common stock	42	(42)	—
Allocated net loss attributable to common stockholders	$(1,226)	$(35,092)	$(736)
Denominator:
Weighted average common shares outstanding, basic and diluted	562,500	15,550,751	8,803,729
Net loss per share attributable to common stockholders, basic and diluted	$(2.18)	$(2.26)	$(0.08)

The following table summarizes the common stock equivalents of potentially dilutive outstanding securities excluded from the computation of diluted net loss per share due to their anti-dilutive effect:

	June 30,
	2025	2024
Stock options	377,012	361,723
RSUs	1,361,548	1,479,657
PSUs	56,391	71,428
ESPP shares committed	44,243	36,534
Common stock warrants	10,709,330	10,974,303
Preferred stock	2,872,668	5,164,359
Total	15,421,192	18,088,004

The Company’s 200,536 unvested earnout shares and 125,000 unvested shares issued to WTI described in Part II, Item 8 “Financial Statements and Supplementary Data - Note 9 to the Consolidated Financial Statements - Common Stock Issuance, Redeemable Common Stock, Common Stock Warrants, and Convertible Preferred Stock” in its Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2024 were excluded from the calculation of basic and diluted per share calculations as the vesting conditions have not yet been met as of June 30, 2025.
Note 10. Segments
The Company operates as a single operating segment. The Company’s Chief Operating Decision Maker (“CODM”) is its Chief Executive Officer. All significant operating decisions are based upon analysis of the Company as one operating segment, which is the same as its reporting segment to allocate resources, make operating decisions, and evaluate financial performance.
The CODM considers consolidated net income (loss) to be the financial measure of segment profit and loss for monitoring budget versus actual results, perform variance analysis, and forecast future performance.
The CODM considers the impact of the significant segment expenses on net income, which are the same expenses presented on the unaudited condensed consolidated statements of operations and comprehensive income (loss), with the impact of stock-based compensation removed from the operating expense categories and presented separately when making operating decisions.
The measure of segment assets is reported on the unaudited condensed consolidated balance sheets as total assets. The CODM does not review segment assets at a level other than that presented in the Company's unaudited condensed consolidated balance sheets.
Revenue by geographic area is based on the delivery address of the customer and is summarized as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
United States	$24,246	$15,893	$41,579	$28,794
United Kingdom	697	2,109	1,904	2,965
Other	1,120	2,697	3,684	3,690
Total revenues	$26,063	$20,699	$47,167	$35,449

Other than the United States and United Kingdom, no individual country exceeded 10% of total revenues for the three or six months ended June 30, 2025 and June 30, 2024.
The Company’s long-lived assets are composed of property and equipment and right of use assets, net, and are summarized by geographic area as follows (in thousands):

	June 30, 2025	December 31, 2024
United States	$187	$167
International	95	73
Total long-lived assets, net	$282	$240

Note 11. Revision of Previously Issued Quarterly Information (Unaudited)
The unaudited condensed consolidated statements of cash flows for the interim period June 30, 2024 have been revised to correct for prior period errors as discussed in Note 1. Basis of Presentation. The effect on the unaudited condensed consolidated statements of cash flows for the affected period is as follows (in thousands):

	Six Months Ended June 30, 2024
(unaudited)	As Reported	Adjustments	As Revised
Cash flows from operating activities
Other, net(1)	$(281)	$(47)	$(328)
Net cash used in operating activities	$(6,674)	$(47)	$(6,721)

	Six Months Ended June 30, 2024
(unaudited)	As Reported	Adjustments	As Revised
Cash flows from investing activities
Purchase of intangible assets	$(118)	$47	$(71)
Net cash used in investing activities	$(121)	$47	$(74)

Cash flows from financing activities
Proceeds from short-term borrowings	$54,181	$(36,745)	$17,436
Payments of short-term borrowings	(54,528)	36,745	(17,783)
Net cash provided by financing activities	$5,601	$—	$5,601

(1)
For the six months ended June 30, 2024 this line item has been further disaggregated on the unaudited condensed consolidated statements of cash flows within this Form 10-Q as Other liabilities, Deferred revenue, and Other, net.

Note 12. Subsequent Event
On August 7, 2025, the Company entered into a privately negotiated Exchange Agreement (the “Exchange Agreement”) with certain holders (the “Holders”) of the Company’s (i) Series A Warrants, and/or (ii) Series B Warrants and together with the Series A Warrants, the “Warrants”). Pursuant to the Exchange Agreement, the Holders have agreed, severally and not jointly, to exchange with the Company their Series A Warrants relating to an aggregate of 7,215,737 shares of Common Stock and, if applicable, their Series B Warrants relating to an aggregate of 1,799,021 shares of Common Stock, for an aggregate of 5,426,429 newly issued shares (collectively, the “Exchanged Shares”) of Common Stock (collectively, the “Exchanges”). If the closing of the Exchanges does not occur by November 5, 2025, then either the Company or the Holders representing at least a majority of the Exchanged Shares to be issued pursuant to the Exchange Agreement may terminate the Exchange Agreement.
Consistent with the Company’s methodology for valuing the Warrants for purposes of preparing its financial statements, the valuation of the Warrants for the Exchange was determined using a Black-Scholes option pricing model. The Warrants were valued using the trailing 60-day volume-weighted average price of the Company’s Common Stock as of August 1, 2025 and the Common Stock’s realized volatility.
The Exchange Agreement and the transactions contemplated thereby, including the were approved by a special committee of the Company’s board of directors (the “Board”), consisting solely of disinterested and independent directors under Delaware law (the “Special Committee”). The consummation of the Exchanges are subject to stockholder approval in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual (the “Stockholder Approval”), and other customary closing conditions set forth in the Exchange Agreement.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
The following discussion and analysis should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included elsewhere in this Report and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Form 10-K and Form 10-K/A. Certain statements we make under the following discussion and analysis constitute “forward-looking statements” under the Reform Act. See “Cautionary Note Regarding Forward-Looking Statements” in this Report. You should consider our forward-looking statements in light of the risks discussed in our unaudited condensed consolidated financial statements, related notes and other financial information appearing elsewhere in this Report, the section entitled “Risk Factors” in our Form 10-K, Form 10-K/A and this Report, and our other filings with the SEC. Note that amounts included in the following discussion and analysis are presented in thousands and may not sum due to rounding.
Overview
Our mission is to empower parents with the right information at the right time, to give them more peace of mind and help them find more joy in the journey of parenting. Our digital parenting platform aims to give parents real-time data and insights to help parents feel calmer and more confident. We believe that every parent deserves peace of mind and the opportunity to feel their well-rested best. We also believe that every child deserves to live a long, happy, and healthy life, and we are working to develop products to help facilitate that belief.
Components of Operating Results
Revenues
We recognize revenue primarily from products and the associated mobile applications. Revenues are recognized when control of goods and services is transferred to customers in an amount that reflects the consideration expected to be received by us in exchange for those goods and services. Substantially all of our revenues were derived from product sales, with a growing minority portion of revenues being generated by our Owlet360 subscription service.
Cost of Revenues
Cost of revenues consists of product costs, including contract manufacturing, shipping and handling, depreciation and amortization relating to tooling and manufacturing equipment and software, warranty replacement, fulfillment costs, warehousing, hosting and platform costs, and reserves for excess and obsolete inventory.
Operating Expenses
General and Administrative. General and administrative expenses consist primarily of salaries, benefits, stock-based compensation, and bonuses for finance and accounting, legal, human resources, operations, quality and administrative executives and employees; third-party legal, accounting, customer service, software, and other professional services; corporate travel and entertainment; depreciation and amortization of property and equipment, asset impairment charges, legal settlements, and facilities rent.
Sales and Marketing. Sales and marketing expenses consist primarily of salaries, commissions, benefits, stock-based compensation, and bonuses for sales and marketing employees and contractors; third-party marketing expenses such as social media and search engine marketing, retail marketing, email marketing, and print marketing.
Research and Development. Research and development expenses consist primarily of salaries, benefits, stock-based compensation, and bonuses for employees and contractors engaged in the design, development, maintenance, and testing of our products and platforms, including clinical testing.
Other Income (Expense)
Interest Income (Expense), Net. Interest income (expense), net consists of interest incurred on our outstanding borrowings and amortization of issuance costs. Interest income consists of interest earned on our money market account.
Common Stock Warrant Liability Adjustment. Mark to market adjustment to recognize the change in fair value of common stock warrant liabilities.
Other Income (Expense), Net. Other income (expense), net includes our net gain (loss) on foreign exchange transactions.

Income Tax Provision. Income tax provision consists primarily of U.S. federal and state income taxes related to the tax jurisdictions in which we conduct business.
Results of Operations
The following table sets forth our results of operations for the periods, indicated in thousands:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues	$26,063	$20,699	$47,167	$35,449
Cost of revenues	12,683	10,447	22,461	18,650
Gross profit	13,380	10,252	24,706	16,799
Operating expenses:
General and administrative	7,228	6,290	14,320	12,340
Sales and marketing	4,318	3,852	8,320	7,748
Research and development	3,753	2,354	6,656	4,701
Total operating expenses	15,299	12,496	29,296	24,789
Operating loss	(1,919)	(2,244)	(4,590)	(7,990)
Other income (expense):
Interest income (expense), net	(979)	20	(1,970)	(141)
Common stock warrant liability adjustment	(34,753)	1,028	(28,066)	10,207
Other income (expense), net	37	71	49	73
Total other income (expense), net	(35,695)	1,119	(29,987)	10,139
Income (loss) before income tax provision	(37,614)	(1,125)	(34,577)	2,149
Income tax provision	(33)	(22)	(45)	(22)
Net income (loss) and comprehensive income (loss)	$(37,647)	$(1,147)	$(34,622)	$2,127
Accretion on convertible preferred stock	(849)	(1,535)	(1,696)	(2,863)
Accretion on redeemable common stock	(21)	—	(42)	—
Allocation of net loss attributable to redeemable common stockholders	1,330	—	1,268	—
Net loss attributable to redeemable common stockholders	(1,309)	—	(1,226)	—
Net loss attributable to common stockholders	$(37,187)	$(2,682)	$(35,092)	$(736)
Net loss per share attributable to common stockholders, basic and diluted	$(2.37)	$(0.30)	$(2.26)	$(0.08)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	15,716,376	8,867,399	15,550,751	8,803,729
Net loss per share attributable to redeemable common stockholders, basic and diluted	$(2.33)	$—	$(2.18)	$—
Weighted-average number of shares outstanding used to compute net loss per share attributable to redeemable common stockholders, basic and diluted	562,500	—	562,500	—

Revenues

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
(dollars in thousands)	2025	2024	$	%	2025	2024	$	%
Revenues	$26,063	$20,699	$5,364	25.9%	$47,167	$35,449	$11,718	33.1%

Revenues increased by $5,364, or 25.9%, from $20,699 for the three months ended June 30, 2024 to $26,063 for the three months ended June 30, 2025. Revenues increased by $11,718, or 33.1%, from $35,449 for the six months ended June 30, 2024 to $47,167 for the six months ended June 30, 2025. For both the three month and six month periods ended June 30, 2025, the increase in revenues was primarily due to higher sales of Dream Sock and Dream Duo products, reflecting an increase in consumer demand as compared to the same periods in the prior year. The increase in revenues to a lesser extent was also attributed to the growth in revenue for our Owlet360 subscription service, which launched in January 2025.
Cost of Revenues and Gross Margin

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
(dollars in thousands)	2025	2024	$	%	2025	2024	$	%
Cost of revenues	$12,683	$10,447	$2,236	21.4%	$22,461	$18,650	$3,811	20.4%
Gross margin	51.3%	49.5%			52.4%	47.4%

Cost of revenues increased by $2,236, or 21.4%%, from $10,447 for the three months ended June 30, 2024 to $12,683 for the three months ended June 30, 2025. The increase in cost of revenues was primarily due to the increase in product sales. Gross margin increased from 49.5% for the three months ended June 30, 2024 to 51.3% for the three months ended June 30, 2025. The increase in gross margin was primarily due to higher revenue, favorable product mix, improved fixed cost absorption, and lower direct product and fulfillment costs, partially offset by the impact of tariffs. The increase in gross margin to a lesser extent was also attributed to the growth in revenue for our Owlet360 subscription service.
Cost of revenues increased by $3,811, or 20.4%, from $18,650 for the six months ended June 30, 2024 to $22,461 for the six months ended June 30, 2025. The increase in cost of revenues was primarily due to the increase in product sales. Gross margin increased from 47.4% for the six months ended June 30, 2024 to 52.4% for the six months ended June 30, 2025. The increase in gross margin was primarily due to higher revenue, favorable product mix, improved fixed cost absorption, and lower direct product and fulfillment costs, partially offset by the impact of tariffs. The increase in gross margin to a lesser extent was also attributed to the growth in revenue for our Owlet360 subscription service.
General and Administrative

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
(dollars in thousands)	2025	2024	$	%	2025	2024	$	%
General and administrative	$7,228	$6,290	$938	14.9%	$14,320	$12,340	$1,980	16.0%

General and administrative expenses increased by $938, or 14.9%, from $6,290 for the three months ended June 30, 2024 to $7,228 for the three months ended June 30, 2025. The increase in general and administrative expenses was driven primarily by higher compensation expense, including accrued bonuses, and an increase in headcount, partially offset by lower stock-based compensation expense as compared to the same period in the prior year.
General and administrative expenses increased by $1,980, or 16.0%, from $12,340 for the six months ended June 30, 2024 to $14,320 for the six months ended June 30, 2025. The increase in general and administrative expenses was driven primarily by litigation settlements and higher compensation expense, including accrued bonuses, the absence of a bad debt recovery, and an increase in headcount, partially offset by lower stock-based compensation expense as compared to the same period in the prior year.

Sales and Marketing

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
(dollars in thousands)	2025	2024	$	%	2025	2024	$	%
Sales and marketing	$4,318	$3,852	$466	12.1%	$8,320	$7,748	$572	7.4%

Sales and marketing expenses increased by $466, or 12.1%, from $3,852 for the three months ended June 30, 2024 to $4,318 for the three months ended June 30, 2025. The increase in sales and marketing expenses was driven primarily by higher compensation expense due to accrued bonuses as compared to the same period in the prior year.
Sales and marketing expenses increased by $572, or 7.4%, from $7,748 for the six months ended June 30, 2024 to $8,320 for the six months ended June 30, 2025. The increase in sales and marketing expenses was driven primarily by higher compensation expense due to accrued bonuses as compared to the same period in the prior year.
Research and Development

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
(dollars in thousands)	2025	2024	$	%	2025	2024	$	%
Research and development	$3,753	$2,354	$1,399	59.4%	$6,656	$4,701	$1,955	41.6%

Research and development expenses increased by $1,399, or 59.4%, from $2,354 for the three months ended June 30, 2024 to $3,753 for the three months ended June 30, 2025. The increase in research and development expenses was driven primarily by higher compensation expense, including accrued bonuses, an increase in headcount, and increased investment in research & development, as compared to the same period in the prior year.
Research and development expenses increased by $1,955, or 41.6%, from $4,701 for the six months ended June 30, 2024 to $6,656 for the six months ended June 30, 2025. The increase in research and development expenses was driven primarily by higher compensation expense, including accrued bonuses, an increase in headcount, and increased investment in research & development, as compared to the same period in the prior year.
Other Income (Expense), Net

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
(dollars in thousands)	2025	2024	$	%	2025	2024	$	%
Interest income (expense), net	$(979)	$20	$(999)	(4995.0%)	$(1,970)	$(141)	$(1,829)	1297.2%
Common stock warrant liability adjustment	$(34,753)	$1,028	$(35,781)	(3480.6%)	$(28,066)	$10,207	$(38,273)	(375.0%)
Other income (expense), net	$37	$71	$(34)	(47.9%)	$49	$73	$(24)	(32.9%)

Net interest expense increased by $999, from $20 of net interest income for the three months ended June 30, 2024 to $979 of net interest expense for the three months ended June 30, 2025. Net interest expense increased by $1,829, from $141 for the six months ended June 30, 2025 to $1,970 for the six months ended June 30, 2025. For both the three and six month periods ended June 30, 2025, the increase in net interest expense was driven primarily by interest and amortization of issuance costs related to the Company's current term loan facility and asset-based revolving credit facility, which were entered into in September 2024.
For the three months ended June 30, 2025, we recognized a loss of $34,753 as compared to a gain of $1,028 for the same period in the prior year resulting from a large increase in the fair value of common stock warrants outstanding for the three months ended June 30, 2025, as compared to a decrease in the fair value of common stock warrants outstanding for the same period in the prior year.
For the six months ended June 30, 2025, we recognized a loss of $28,066 as compared to a gain of $10,207 for the same period in the prior year resulting from an increase in the fair value of common stock warrants outstanding for the six months ended June 30, 2025, as compared to a decrease in the fair value of common stock warrants outstanding for the same period in the prior year. Additionally, the loss recognized for the six months ended June 30, 2025 included the increase in fair value of the Series B Warrants that were issued in February 2024, which were not outstanding for the full period in the prior year.
Non-GAAP Adjusted EBITDA
To supplement our unaudited consolidated financial statements, which are prepared in conformity with U.S. GAAP, we use adjusted EBITDA, a non-GAAP financial measure, to enhance our understanding of U.S. GAAP financial measures, as an internal measure of business operating performance, and as a performance measure for benchmarking against our peers and competitors. We believe our presentation of adjusted EBITDA provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance. We believe that this non-GAAP financial measure is an important supplemental measure of operating performance because it excludes items that vary from period to period without correlation to our core operating performance and highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. Due to the nature of the items being excluded, such items do not reflect future gains, losses, expenses or benefits and are not indicative of our future operating performance. We believe investors, analysts and other interested parties use adjusted EBITDA in evaluating issuers, and the presentation of these measures facilitates a comparative assessment of our operating performance in addition to our performance based on GAAP results.
Non-GAAP financial measures should not be considered as an alternative to net loss as a measure of financial performance or any other performance measure derived in accordance with GAAP, and should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.
Adjusted EBITDA is defined as net loss adjusted for income tax provision, interest expense, net, depreciation and amortization, impairment of intangible assets, common stock warrant liability adjustments, stock-based compensation, transaction costs, and charges related to certain legal matters.
Adjusted EBITDA is not a recognized terms under GAAP, and our presentation of this non-GAAP measure does not replace the presentation of our financial results in accordance with GAAP. Because all companies do not use adjusted EBITDA (and similarly titled financial measures) in the same way, those measures as used by other companies may not be consistent with the way we calculate such measures. The non-GAAP financial measure included in this report should not be construed as a substitute for or better indicators of the Company’s performance than the most directly comparable GAAP financial measures. See the reconciliation tables below for additional information regarding the non-GAAP financial measure included herein (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands)	2025	2024	2025	2024
GAAP net income (loss)	$(37,647)	$(1,147)	$(34,622)	$2,127
Income tax provision	33	22	45	22
Interest (income) expense, net	979	(20)	1,970	141
Depreciation and amortization	109	104	228	213
Impairment of intangible assets	15	3	20	12
Common stock warrant liability adjustment	34,753	(1,028)	28,066	(10,207)
Stock-based compensation	1,588	2,104	3,245	4,331
Transaction costs	—	83	—	375
Charges related to certain legal matters	463	—	1,368	—
Non-GAAP Adjusted EBITDA	$293	$121	$320	$(2,986)

Liquidity and Capital Resources
We fund our operations primarily with proceeds from issuances of our convertible preferred stock, issuances of our common stock, borrowings under our loan facilities, issuances of convertible promissory notes, and sales of our products and services. As of June 30, 2025, we had cash and cash equivalents of $21,827.
On February 17, 2023 we entered into private placement investment agreements with certain investors, pursuant to which we issued and sold to the investors (i) an aggregate of 30,000 shares of our Series A convertible preferred stock, par value $0.0001 per share and (ii) warrants to purchase an aggregate of 7,871,712 shares of our common stock, par value $0.0001 per share, (“Series A Warrants”) for an aggregate purchase price of $30,000.
As of June 30, 2025, 390,378 of the Series A Warrants have been exercised. The Series A Warrants that were exercised were marked to market based on the liability classification of the warrants, and we subsequently received $1,822 of cash proceeds during the three months ended June 30, 2025 from the exercise of the Series A Warrants.
On February 25, 2024 we entered into a private placement investment agreement with certain investors, pursuant to which we issued and sold to the investors (i) an aggregate of 9,250 shares of our Series B convertible preferred stock, par value $0.0001 per share and (ii) warrants to purchase an aggregate of 1,799,021 shares of our common stock, par value $0.0001 per share (the “February 2024 Warrants”), for an aggregate gross purchase price of $9,250.
As of June 30, 2025, the redemption value for Series B convertible preferred stock is $9,250. None of the Series B convertible preferred stock had been converted as of June 30, 2025. None of the Series B Warrants have been exercised as of June 30, 2025.
On September 11, 2024, we entered into the underwriting agreement and issued 3,135,136 shares of our common stock at a price to the public of $3.70 per share, less underwriting discounts and commissions. The net proceeds we received were $10,590. The shares were issued pursuant to our registration statement on Form S-3 (File No. 333-281556), filed by us with the SEC on August 14, 2024, which was declared effective on August 23, 2024. We provided the underwriter a discount of 7% off the offering price.
In addition to the underwriter discount, the offering expenses with third parties were $863, of which $0 in issuance costs that were unpaid as of June 30, 2025. We also reimbursed the underwriters for $198 in fees and expenses, including legal expenses, out-of-pocket expenses, and clearing expenses. The issuance costs associated with the September 2024 Offering were recorded as a reduction to additional paid-in capital on the unaudited condensed consolidated balance sheets.
Pursuant to the underwriting agreement, we also issued, as a portion of the underwriting compensation payable to the underwriter, a warrant to purchase up to 125,405 shares of our common stock (which was subsequently transferred to certain affiliates of the underwriter, the “Titan Warrants”).
The Titan Warrants are initially exercisable on March 13, 2025 at an exercise price of $4.63 and have a term of five years from such initial exercise date. None of the Titan Warrants have been exercised as of June 30, 2025.
WTI Loan Facility
On September 11, 2024,(the “Effective Date”), we, as guarantor, and our wholly-owned subsidiary, Owlet Baby Care, Inc., a Delaware corporation (“OBCI”), as the borrower, entered into a Loan Facility Agreement (the “Loan Facility Agreement”) with WTI Fund X, Inc. and WTI Fund XI, Inc. (collectively “WTI” for a term loan facility of up to $15,000 (the “WTI Loan Facility”).
The WTI Loan Facility consists of two tranches. The first tranche of $10,000 was available at closing and through September 30, 2024, with $2,500 of the first tranche availability extendable until December 31, 2024 (the “First Tranche Commitment”). The second tranche of $5,000 (the “Second Tranche Commitment,” or together with the First Tranche Commitment, the “Loan Commitments”) per the initial Loan Facility Agreement would be available through August 15, 2025 and upon achievement of (a) at least $48,600 in revenue for the period that commenced October 1, 2024 and ending June 30, 2025 (the “Second Tranche Condition Period”), (b) total cash burn during the Second Tranche Condition Period not to exceed $600 for such period, (c) receipt by us of at least $6,000 of net proceeds from an equity financing during a period commencing on the closing date and ending on the second tranche borrowing date, and (d) receipt by WTI of the our then-current, board-approved operating and financing plan to WTI's satisfaction, as well as compliance with certain reporting conditions. In July 2025, WTI granted a 90-day extension, making the Second Tranche Commitment available through November 13, 2025. The terms of the Loan Facility Agreement were otherwise not modified in tandem with the extension. As of June 30, 2025, we were in compliance with all covenants under the WTI Loan Facility.
We initiated our first drawdown under the WTI Loan Facility of $7,500 (the “Initial Loan”) shortly after finalizing the Loan Facility Agreement in September 2024. We agreed with WTI to extend the remaining $2,500 of the First Tranche Commitment to March 31, 2025. We ultimately elected not to draw on the remainder of the first tranche and, as a result, 62,500 unvested shares of redeemable common stock were forfeited on March 31, 2025. Once repaid, we cannot reborrow from the WTI Loan Facility.

The interest rate on the outstanding principal amounts of any borrowing under the WTI Loan Facility for the three months ended June 30, 2025 was 12%. Accrued coupon interest and accrued payment-in-kind interest (“PIK interest”) are recorded within accrued and other expenses and within long-term debt, net respectively on the unaudited condensed consolidated balance sheets. Accrued PIK interest was $152 as of June 30, 2025.
As partial consideration for the availability and funding of the WTI Loan Facility, we and WTI Fund X, LLC (“Fund X”) and WTI Fund XI, LLC (“Fund XI”, and together with Fund X, the “WTI Funds”) entered into a Stock Issuance Agreement (the “WTI Stock Issuance Agreement”), dated as of the Effective Date. Pursuant to the WTI Stock Issuance Agreement, we issued to the WTI Funds an aggregate of 750,000 shares of redeemable common stock on the Effective Date, of which 62,500 shares of the redeemable common stock have been forfeited and the remaining 125,000 of unvested redeemable common stock are subject to forfeiture in the event that we do not draw on the remaining portion of the outstanding Loan Commitment. To the extent we do exercise our option under the Loan Commitments to issue additional debt, a number of forfeitable shares will 'vest' and no longer be subject to forfeiture based on the pro rata portion of the outstanding Loan Commitments drawn against.
The shares issued to WTI pursuant to the WTI Stock Issuance Agreement contain an embedded redemption option (the “Redemption Option”) such that WTI may elect to force us to redeem the shares that are no longer subject to forfeiture for a price of $8.40 per share. The Redemption Option may be exercised in whole or in part, at any time, from time to time, during the period commencing on the first trading day following the fifth anniversary of the Effective Date and continuing through the date which is 10 years after the Effective Date, subject to certain acceleration provisions set forth in the WTI Stock Issuance Agreement. Because the shares are redeemable at the option of the WTI Funds, the shares are recorded in mezzanine equity on the unaudited condensed consolidated balance sheets. The redeemable common shares were initially recorded at their fair value of $7.66 per share, which was an aggregate value of $4,308. The value of the redeemable common shares was determined using a combination of the value of our stock on the date of issuance and the theoretical value of a stand-alone put option valued using a Black-Scholes put option model discounted by a present value factor that considers the credit spread between an estimated Company specific discount rate and the risk-free rate of return. Because the shares are required to be redeemed at the option of WTI, based solely on the passage of time, and provided WTI did not elect to otherwise sell or transfer the shares beforehand, the carrying value of the shares will accrete to their redemption value of $8.40 per share from the issuance date through September 11, 2029, the date the Redemption Option first becomes exercisable.
We allocated the lender fees (including the fair value of the vested shares) and third-party debt financing costs between the Initial Loan and the remaining, undrawn Loan Commitments. The costs allocated to the Initial Loan are accounted for as a discount and will be amortized across the term of the Initial Loan using the effective interest method. The costs allocated to the remaining, undrawn Loan Commitments are accounted for as loan commitment assets, which are being amortized to interest expense using the straight-line method over the commitment periods, due to uncertainty about our intent to access the Loan Commitment. The unamortized portion of the loan commitment assets was $142 as of June 30, 2025 and is recorded within Other assets on the unaudited condensed consolidated balance sheets.
We recognized $258 of interest expense related to the amortization of debt financing costs of the WTI Loan Facility and $282 of interest expense related to the amortization of the loan commitment assets during the three months ended June 30, 2025.
We recognized $480 of interest expense related to the amortization of debt financing costs of the WTI Loan Facility and $667 of interest expense related to the amortization of the loan commitment assets during the six months ended June 30, 2025.
ABL Line of Credit
On September 11, 2024, we, as guarantor, and our wholly-owned subsidiary, OBCI, as borrower, entered into a Credit and Security Agreement (the “Credit Agreement”) with the financial institutions party thereto from time to time as lenders (collectively the “Lenders”) and ABL OPCO LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
The Credit Agreement provides for an asset-based revolving credit facility (the “ABL Line of Credit”) in a maximum principal amount of up to $15,000, which amount shall increase to $20,000 on September 11, 2025 (the “Revolving Commitment”). The ABL Line of Credit is collateralized by substantially all of our assets.

The ABL Line of Credit matures on September 10, 2027 (the “Maturity Date”). The Credit Agreement contains representations, warranties, covenants, and events of default customary for agreements of this type. As of June 30, 2025, we were in compliance with all covenants under the Credit Agreement.
The unamortized portion of debt financing costs related to the Credit Agreement as of June 30, 2025 was $597 and is recorded as a loan commitment asset within other assets on the unaudited condensed consolidated balance sheets. Issuance costs are amortized straight-line over the term of the Credit Agreement and recorded within interest income (expense), net on the unaudited condensed consolidated statements of operations and comprehensive income (loss).
On June 30, 2025, there was $14,876 of outstanding borrowings, which is recorded as a current liability on the unaudited condensed consolidated balance sheets based on our intent and ability to repay the outstanding borrowings in the near term. The remaining borrowing base availability under the Credit Agreement was $124 as of June 30, 2025.
On June 11, 2025, we entered into a First Amendment to Credit and Security Agreement (the “First Amendment”) with the Lenders and ABL OPCO LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). The First Amendment amends the Credit and Security Agreement, dated September 11, 2024, that was entered into by the Loan Parties, the Lenders and the Administrative Agent, to (among other things) (i) modify certain financial covenants ,including EBITDA covenants (these may be calculated differently from EBITDA as disclosed in Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this Form 10-Q), required to be maintained by us (ii) increase the amount of capital expenditures that may be incurred by the us during certain fiscal years, and (iii) expand the eligibility of certain accounts receivable that we can borrow against. Apart from the aforementioned changes, no modifications were made to other covenants, including the liquidity covenant as fully described in Part II, Item 8 “Financial Statements and Supplementary Data - Note 6 to the Consolidated Financial Statements - Debt and Other Financing Arrangements” in its 2024 Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2024.
Financed Insurance Premium
In 2024 and 2025, we financed a number of our insurance policies through short-term commercial premium finance agreements with First Insurance Funding totaling $494 to be paid within one year, accruing interest at a weighted average rate of 9.4%. As of June 30, 2025, the remaining principal balance on the combined financed insurance premiums was $275.
Funding Requirements and Going Concern
In accordance with ASU No. 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40), we have evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about our ability to continue as a going concern within one year after the date that the unaudited condensed consolidated financial statements.
Since inception, we have experienced recurring operating losses and generated negative cash flows from operations, resulting in an accumulated deficit of $302,817 as of June 30, 2025. During the six months ended June 30, 2025 and 2024, we had negative cash flows from operations of $8,170 and $6,721, respectively. As of June 30, 2025, we had $21,827 of cash on hand.
Notwithstanding the financings obtained as described further in “--Liquidity and Capital Resources” above, we have experienced recurring operating losses, negative cash flows from operations since inception, and a low cash balance relative to current obligations which raise substantial doubt about our ability to continue as a going concern within one year after the date that the accompanying unaudited condensed consolidated financial statements are issued. The accompanying unaudited condensed consolidated financial statements have been prepared on a going concern basis and accordingly, do not include any adjustments relating to the recoverability and classification of asset carrying amounts, or the amount and classification of liabilities that might result should we be unable to continue as a going concern.
We have not generated sufficient cash flows from operations to satisfy our capital requirements for the next twelve months. There can be no assurance that we will generate sufficient future cash flows from operations to fund our ongoing operations due to potential factors, including but not limited to inflation, recession, or reduced demand for our products. If revenues decrease from current levels, we may be unable to further reduce costs, or such reductions may limit our ability to pursue strategic initiatives and grow revenues in the future.

There can be no assurance that we will be able to obtain additional financing on terms acceptable to us, if at all. Failure to secure additional funding may require us to modify, delay or abandon some of our planned future development, or to otherwise enact further operating cost reductions, which could have a material adverse effect on our business, operating results, financial condition and ability to achieve our intended business objectives.
If we raise additional funds through further issuances of equity or convertible debt securities, our existing stockholders could suffer significant dilution, and any new equity securities we issue could have rights, preferences, and privileges superior to those of holders of our common stock. If we are unable to obtain adequate financing or financing on terms satisfactory to us when we require it, our ability to continue to pursue our business objectives and to respond to business opportunities, challenges, or unforeseen circumstances could be significantly limited, and our business, financial condition, and results of operations could be materially adversely affected. We also could be required to seek funds through arrangements with partners or others that may require us to relinquish rights or jointly own some aspects of our technologies, products, or services that we would otherwise pursue on our own.
Cash Flows
The following table summarizes our cash flow (in thousands):

	Six Months Ended June 30,
	2025	2024
Net cash used in operating activities	$(8,170)	$(6,721)
Net cash used in investing activities	(199)	(74)
Net cash provided by financing activities	9,865	5,601
Net change in cash, cash equivalents, and restricted cash	$1,496	$(1,194)

Operating Activities
For the six months ended June 30, 2025, net cash used in operating activities was $8,170 as compared to net cash used in operating activities of $6,721 in the prior year. The change in operating cash flows was primarily driven by an increase in accounts receivable, which was $12,220 for the six months ended June 30, 2025 as compared to an increase in accounts receivable of $2,538 for the same period in the prior year.
Investing Activities
For the six months ended June 30, 2025, we used $199 to invest in various projects, primarily for the development of our new subscription app. For the six months ended June 30, 2024, we used $74 for investing activities due to the prioritization of research and development projects that supported seeking regulatory clearances for our products.
Financing Activities
For the six months ended June 30, 2025 and 2024, net cash provided by financing activities was $9,865 and $5,601, respectively. The increase is primarily driven by the net proceeds from short-term borrowings and proceeds from exercise of common stock warrants.
Critical Accounting Policies and Estimates
There have been no material changes from the critical accounting policies and estimates disclosed in our Form 10-K and Form 10-K/A, other than policies disclosed in this Report.
Recent Tax Legislation
The One Big Beautiful Bill Act of 2025 (the “OBBBA”) was signed into law on July 4, 2025. The OBBBA makes changes to the U.S. corporate income tax, including reinstating the option to claim 100% accelerated depreciation deductions on qualified property, with retroactive application beginning January 20, 2025, and immediate expensing of domestic research and development costs, with retroactive application beginning January 1, 2025. We are evaluating its impacts, including any potential impact in the period of enactment.
Item 3. Quantitative and Qualitative Disclosures About Market Risk.
We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information otherwise required under this Item.

Owlet

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V79037-P37614

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**OWLET, INC.**

**The Board of Directors recommends you vote FOR each of the director nominees (Proposal 1), FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5, and FOR Proposal 6.**

| For All | Withhold All | For All Except |
|---|---|---|
| ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

1. Election of Directors.

   01) Zane M. Burke
   02) John C. Kim
   03) Melissa A. Gonzales

| | | For | Against | Abstain |
|---|---|---|---|---|
| 2. | Approval of an amendment to the Amended and Restated Owlet, Inc. 2021 Incentive Award Plan. | ☐ | ☐ | ☐ |
| 3. | Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2025. | ☐ | ☐ | ☐ |
| 4. | Approval of an amendment to the Certificate of Incorporation to limit the liability of officers as permitted by Delaware law. | ☐ | ☐ | ☐ |
| 5. | Approval, for purposes of Section 312.03 of the NYSE Listed Company Manual, of the issuance of shares of Common Stock upon exchange of outstanding warrants. | ☐ | ☐ | ☐ |
| 6. | Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposals 2, 4, and/or 5. | ☐ | ☐ | ☐ |

If any other matters properly come before the meeting, or any continuation, adjournment or postponement thereof, shares represented by properly submitted proxies will be voted on such matters in the discretion of the Named Proxies.

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| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V79038-P37614

## Owlet, Inc.
## Annual Meeting of Stockholders
## October 8, 2025 1:00 p.m. ET
## This proxy is being solicited on behalf of the Board of Directors

The undersigned appoints Kurt Workman and Amanda T. Crawford (the "Named Proxies"), and each of them, with full power of substitution, as lawful agents and proxies, to vote all the shares of Class A common stock, Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock of Owlet, Inc. (the "Company") that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders of the Company, and any continuation, adjournment or postponement thereof, upon the matters set forth herein, and in their discretion upon such other matters as may properly come before the meeting.

**This proxy, if signed, dated and returned, will be voted as directed herein by the undersigned. If this proxy is signed, dated and returned without such direction, the shares will be voted FOR the election of each of the director nominees (proposal 1), FOR proposal 2, FOR proposal 3, FOR proposal 4, FOR proposal 5, and FOR proposal 6.**

All proxies previously given or executed by the undersigned with respect to the shares of Class A common stock, Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock represented by this proxy are hereby revoked. The undersigned acknowledges receipt of the Proxy Statement for the 2025 Annual Meeting of Stockholders and 2024 Annual Report to Stockholders.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation (or, if there is no recommendation from the Board of Directors on a proposal, the shares will not be voted on such proposal). The Named Proxies cannot vote the shares unless you sign (on the reverse side) and return this card.

**PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE.**